Registration Number 333-79153
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                                   FORM  S-6
               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                        Post-Effective Amendment No. 3

               AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
                          (Exact Name of Registrant)

                      AMERICAN NATIONAL INSURANCE COMPANY
                           (Exact Name of Depositor)
                                One Moody Plaza
                            Galveston, Texas  77550
         (Complete Address of Depositor's Principal Executive Offices)

Rex D. Hemme                                    Jerry L. Adams
Vice President, Actuary                         Greer, Herz & Adams, L.L.P.
American National                With copy to:  One Moody Plaza, 18th Floor
Insurance Company                               Galveston, Texas 77550
One Moody Plaza
Galveston, Texas  77550
(Name and Address of Agent for Service)

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Declaration Required By Rule 24f-2(a)(1): An indefinite number of securities of the Registrant has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Notice required by Rule 24f-2(b)(1) has been filed in the Office of the Securities and Exchange Commission on March 30, 2002 for the Registrant's fiscal year ending December 31, 2001.
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It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[x]  on May 1, 2002 pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on  (date) pursuant to paragraph (a)(1) of Rule 485

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of securities being registered: Variable Life Insurance Policies


SURVIVORSHIP ADVANTAGE Variable Universal Life
Issued by American National Insurance Company
Home Office  One Moody Plaza  Galveston, Texas 77550
Prospectus  May 1, 2002  1-800-306-2959

This prospectus describes a variable universal life insurance policy offered by American National Insurance Company. The policy provides survivorship life insurance protection on two insureds with flexibility to vary the amount and timing of premium payments and the level of death benefit. The death benefit is payable after the second insured's death. The death benefits available under your policy can increase if the value of the policy increases. The value of your policy will vary with the investment performance of investment options you choose. You can choose to have your net premium payments (premium payments less applicable charges) allocated to subaccounts of the American National Variable Life Separate Account and to our general account. Each subaccount invests in a corresponding portfolio of American National Investment Accounts, Inc., Fidelity Variable Insurance Products Initial Class, or T. Rowe Price. The portfolios currently available for purchase by the subaccounts are:

American National Fund
     Money Market Portfolio
     Growth Portfolio
     Balanced Portfolio
     Equity Income Portfolio
     High Yield Bond Portfolio
     International Stock Portfolio
     Small-Cap/Mid-Cap Portfolio
     Government Bond Portfolio

T. Rowe Price Funds
     Equity Income Portfolio
     Mid-Cap Growth Portfolio
     International Stock Portfolio

Fidelity Funds
     Money Market Portfolio
     Equity-Income Portfolio
     High Income Portfolio
     Growth Portfolio
     Overseas Portfolio
     Contrafund Portfolio
     Asset Manager: Growth Portfolio
     Investment Grade Bond Portfolio
     Asset Manager Portfolio
     Index 500 Portfolio
     Balanced Portfolio
     Growth and Income Portfolio
     Mid Cap Portfolio
     Growth Opportunities Portfolio

The Securities and Exchange Commission has not approved or disapproved the policy or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. The policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The policy involves investment risks, including possible loss of principal. For a full description of the American National Fund, T. Rowe Price Funds and Fidelity Funds, their investment policies and restrictions, risks, charges and expenses and other aspects of their operation, see their prospectuses.

Please read this prospectus and keep it for future reference.

Form 4716     Rev. 5-02

TABLE OF CONTENTS
                                                  Page
Definitions                                          4
Summary                                              6
  The Policy                                         6
  Issuance of a Policy                               6
  Allocation of Premiums                             6
  Policy Benefits and Rights                         7
  Charges                                            8
  Taxes                                             10
Policy Benefits                                     11
  Purposes of the Policy                            11
  Death Benefit Proceeds                            11
  Death Benefit Options                             11
  Guaranteed Coverage Benefit                       15
  Duration of the Policy                            16
  Accumulation                                      16
  Payment of Policy Benefits                        17
Policy Rights                                       20
  Loan Benefits                                     20
  Surrenders                                        21
  Transfers                                         22
  Refund Privilege                                  23
  Dollar Cost Averaging                             24
  Rebalancing                                       24
Payment and Allocation of Premiums.                 25
  Issuance of a Policy                              25
  Premiums                                          25
  Premium Flexibility                               25
  Allocation of Premiums and Accumulation Value     26
  Grace Period and Reinstatement                    26
Charges and Deductions                              28
  Premium Charges.                                  28
  Charges from Accumulation Value                   28
    Monthly Deduction                               28
    Cost of Insurance                               28
    Surrender Charge                                29
    Transfer Charge                                 29
    Partial Surrender Charge                        29
    Daily Charges Against the Separate Account      29
   Fees and Expenses Incurred by
     Eligible Portfolios                            30
    Taxes                                           30
  Exceptions to Charges                             30
American National Insurance Company, the Separate
   Account, the Funds, and the Fixed Account        31
  American National Insurance Company               31
  The Separate Account                              31
  The Funds                                         33
  Fixed Account                                     36
Federal Income Tax Considerations                   38
  Introduction                                      38
  Tax Status of the Policy                          38
  Tax Treatment of Policy Proceeds                  39
  American National's Income Taxes                  42
Other Information                                   43
  Sale of the Policy                                43
  The Contract                                      43
   Policy Split Option                              45
  Dividends                                         45
  Legal Matters                                     46
  Legal Proceedings                                 46
  Registration Statement                            46
  Experts                                           46
Senior Executive Officers and Directors of
 American National Insurance Company                47
Appendix                                            54
  Illustrations of Death Benefits,
    Accumulation Values, and Surrender Values       56
Financial Statements                                60

DEFINITIONS

Accumulation Value. The total amount that a Policy provides for investment at any time.

Age at Issue. For each insured, the age at the Insured's last birthday before the Date of Issue.

American National Fund. American National Investment Accounts, Inc.

Attained Age. For each insured, Age at Issue plus the number of complete Policy Years.

Beneficiary. The Beneficiary designated in the application or the latest change, if filed and recorded with us.

Daily Asset Charge. A charge equal to an annual rate of 0.90% of the average daily Accumulation Value of each subaccount.

Date of Issue. The Date of Issue in the Policy and any riders to the Policy.

Death Benefit. The amount of insurance coverage provided under the selected Death Benefit option.

Death Benefit Proceeds. The proceeds payable upon death of the last Insured to die.

Declared Rate. The rate at which interest is credited in the Fixed Account.

Effective Date. The later of the Date of Issue or the date on which:

-- the first premium, as shown on the Policy Data Page, has been paid; and -- the Policy has been delivered while both Insureds are alive and in good health.

Any increase in Specified Amount, addition of a benefit rider, or reinstatement of coverage will take effect on the Monthly Deduction Date which coincides with or next follows the date we approve an application for such change or for reinstatement of the Policy.

Eligible Portfolio. A Portfolio of American National Investment Accounts, Inc., Fidelity Variable Insurance Products Initial Class, and T. Rowe Price, in which a subaccount can be invested.

Fidelity Funds. Fidelity Variable Insurance Products Initial Class.

Fixed Account. A part of our General Account which accumulates interest at a fixed rate.

General Account. Includes all of our assets except assets segregated into separate accounts.

Guaranteed Coverage Benefit. Our agreement to keep the Policy in force if the Guaranteed Coverage Premium is paid and other Policy provisions are met.

Guaranteed Coverage Premium. Specifed premiums which, if paid in advance as required, will keep the Policy in force so long as other Policy provisions are met.

Insured. The persons upon whose lives the Policy is issued.

Monthly Deduction. The sum of (1) cost of insurance charge, (2) charge for any riders, and (3) monthly expense charge and monthly expense fee shown on the Policy Data Page.

Monthly Deduction Date. The same date in each succeeding month as the Date of Issue, except that whenever the Monthly Deduction Date falls on a date other than a Valuation Date, the Monthly Deduction Date will be deemed to be the next Valuation Date. The Date of Issue is the first Monthly Deduction Date.

Net Amount at Risk. Your Death Benefit minus your Accumulation Value.

Planned Periodic Premiums. Scheduled premiums selected by you.

Policy. The variable universal life insurance policy described in this prospectus.

Policy Data Page. The pages of the Policy so titled.

Policy Debt. The sum of all unpaid Policy loans and accrued interest thereon.

Policyowner ("You"). The owner of the Policy, as designated in the application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policyowner. A collateral assignee is not the Policyowner.

Policy Year. The period from one Policy anniversary date until the next Policy anniversary date.

Satisfactory Proof of Death. Submission of the following:
-- certified copy of the death certificate;
-- a claimant statement;
-- the Policy; and
-- any other information that we may reasonably require to establish the validity of the claim.

Second Insured. The last Insured to die.

Specified Amount. The minimum Death Benefit under the Policy until the younger Insured reaches Attained Age of 100. The Specified Amount is an amount you select in accordance with Policy requirements.

Surrender Value. The Accumulation Value less Policy Debt and surrender charges.

T. Rowe Price Funds. T. Rowe Price International Series, Inc. and T. Rowe Price Equity Series, Inc.

Valuation Date. Each day the New York Stock Exchange ("NYSE") is open for regular trading. A redemption, transfer or purchase can be made only on days that American National is open. American National will be open on each day the NYSE is open except for the day after Thanksgiving and Christmas Eve day.

Valuation Period. American National's close of business on one Valuation Date to the close of business on another.

SUMMARY

The Policy is not available in some states. You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with information that is different.

You should read the following summary in conjunction with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy assumes that the Policy is in effect and that there is no Policy Debt.

The Policy

The Policy is a flexible premium variable universal life insurance policy.

You do not have a fixed schedule for premium payments. You can establish a schedule of Planned Periodic Premiums, but you are not required to follow such schedule. (See "Premium Flexibility," page 25.)

The Death Benefit under the Policy may, and the Accumulation Value will, reflect the investment performance of the investments you choose. (See "Death Benefits," page 11 and "Accumulation Value," page 16.) You benefit from any increase in value and bear the risk that your chosen investment options may decrease in value. The amount and duration of the life insurance coverage provided by the Policy is not guaranteed, except under the Guaranteed Coverage Benefit provision. Further, the Accumulation Value is not guaranteed, except in the Fixed Account.

Issuance of a Policy

In order to purchase a Policy, you must submit an application to us. We review the application to determine whether the Policy can be issued in accordance with our underwriting standards. Once the underwriting process is completed, the Date of Issue is designated. You, however, must submit your initial premium for the Policy to have an Effective Date. Accordingly, the Date of Issue may be before the Effective Date. Your initial premium can be re-submitted if the underwriting review of the application is later completed.

Allocation of Premiums

You can allocate premiums to one or more of the subaccounts and to the Fixed Account. (See "The Separate Account," page 31 and "Fixed Account," page 36.) The assets of the various subaccounts are invested in Eligible Portfolios. The prospectuses or prospectus profiles for the Eligible Portfolios accompany this prospectus.

Premium payments received before the Date of Issue are held in our General Account without interest. On the Date of Issue, premiums received on or before that date are allocated to the subaccount for the American National Money Market Portfolio.

Premium payments received within 15 days after the Date of Issue are also allocated to the American National Money Market Portfolio. After the 15-day period, premium payments and Accumulation Value are allocated among the Eligible Portfolios in accordance with your instructions as contained in the application. The minimum percentage that you may allocate to any one subaccount or to the Fixed Account is 10% of the premium, and fractional percentages may not be used.

Policy Benefits and Rights

Death Benefit. The Death Benefit is available in two options. (See "Death Benefit Options," page 11.) The Death Benefit Proceeds may be paid in a lump sum or in accordance with an optional payment plan. (See "Payment of Policy Benefits," page 17.)

Adjustments to Death Benefit. You can adjust the Death Benefit by changing the Death Benefit option and by increasing or decreasing the Specified Amount. Changes in the Specified Amount or the Death Benefit option are subject to certain limitations. (See "Death Benefit Options," page 11 and "Change in Specified Amount," page 14.)

Accumulation Value and Surrender Value. The Accumulation Value reflects the investment performance of the chosen subaccounts, the rate of interest paid on the Fixed Account, premiums paid, partial surrenders, and charges deducted from the Policy. There is no guaranteed minimum Accumulation Value. You can withdraw the entire Surrender Value. Subject to certain limitations, you can also withdraw a portion of the Surrender Value. Partial surrenders reduce both the Accumulation Value and the Death Benefit payable under the Policy. A surrender charge will be deducted from the amount paid upon a partial withdrawal. (See "Partial Surrender Charge," page 29. See "Surrenders," page 21.) Surrenders may have tax consequences. (See "Federal Income Tax Considerations," page 38.)

Policy Loans. You can borrow money from us using the Policy as security for the loan. (See "Loan Benefits," page 20.) Policy Loans may have tax consequences. (See "Federal Income Tax Considerations," page 38.)

Free Look Period. You have a free look period in which to examine a Policy and return it for a refund. The length of the free look period varies among different states, but generally runs for 10 days after you receive your Policy. The date you receive your Policy will not necessarily be the date you submit your premium. (See "Refund Privilege," page 23.)

Policy Lapse and Guaranteed Coverage Benefit. We will provide a Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Policy provisions are met. After the Guaranteed Coverage Benefit period, the Policy will lapse at any time the Surrender Value is insufficient to pay the Monthly Deductions and the grace period expires without sufficient additional premium payment. The grace period starts when written notice of lapse is mailed to your last known address and expires 61 days later. Unless the Guaranteed Coverage Benefit requirements have been met, lapse can occur even if Planned Periodic Premiums are paid. (See "Payment and Allocation of Premiums," page 25.)

Charges

Premium Charge. A premium charge at a maximum of 3.0% will be deducted from each premium payment.

Charges from Accumulation Value. The Accumulation Value of the Policy will be reduced by certain Monthly Deductions and Daily Asset Charges as follows:
  -- On each Monthly Deduction Date by:
   -- Cost of Insurance Charge. Because the cost of insurance depends upon several variables, the cost can vary from month to month. We will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the Net Amount at Risk, as of the Monthly Deduction Date, for each Policy month.

The monthly cost of insurance rate is based on the Specified Amount, the Policy Year and each Insured's Age at Issue, sex , and underwriting risk class. The rate may vary if either Insured is a tobacco user or tobacco non-user or if either Insured is in a substandard risk classification and rated with a tabular extra rating.

   -- Charge for the Cost of any Riders.
   -- Monthly Expense Charge and Monthly Expense Fee. The monthly expense fee will be a maximum of $5.00. The monthly expense charge, which will vary by Age at Issue, risk class, and Policy Year, will be a maximum of $0.125 per $1,000 of Specified Amount. The monthly expense charge and monthly expense fee are determined when the policy is issued, but may increase in subsequent years.

   -- On each Valuation Date, by a Daily Asset Charge not to exceed 0.90% annually of the average daily Accumulation Value in each subaccount. (See "Charges and Deductions," page 28.)

Eligible Portfolio Expenses. The values of the units in each subaccount will reflect the net asset value of shares in the corresponding Eligible Portfolios. The Eligible Portfolios' expenses reduce the net asset value of those shares.

Portfolio                       ManagementFees    OtherExp.     Total Exp.
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American National
AN Money Market 1                   0.34%           0.53%         0.87%
AN Growth 1                         0.40%           0.47%         0.87%
AN Balanced 1                       0.33%           0.57%         0.90%
AN Equity Income 1                  0.50%           0.40%         0.90%
AN High Yield Bond 1                0.55%           0.38%         0.93%
AN International Stock 1            0.75%           0.79%         1.54%
AN Small-Cap/Mid-Cap 1              1.25%           1.57%         2.82%
AN Government Bond 1                0.50%           0.54%         1.04%

Fidelity
Money Market Portfolio              0.18%           0.10%         0.28%
Equity-Income Portfolio 2           0.48%           0.10%         0.58%
High Income Portfolio 2             0.58%           0.13%         0.71%
Growth Portfolio 2                  0.58%           0.10%         0.68%
Overseas Portfolio 2                0.73%           0.19%         0.92%
Contrafund Portfolio2               0.58%           0.10%         0.68%
Asset Manager: Growth Portfolio2    0.58%           0.15%         0.73%
Investment Grade Bond Portfolio     0.43%           0.11%         0.54%
Asset Manager Portfolio2            0.53%           0.11%         0.64%
Index 500 Portfolio 2               0.24%           0.11%         0.35%
Balanced Portfolio2                 0.43%           0.14%         0.57%
Growth and Income Portfolio2        0.48%           0.10%         0.58%
Mid Cap Portfolio2                  0.58%           0.11%         0.69%
Growth Opportunities Portfolio2     0.58%           0.11%         0.69%

T. Rowe Price
Equity Income 3                     0.85%           0.00%         0.85%
Mid-Cap Growth 3                    0.85%           0.00%         0.85%
International Stock 3               1.05%           0.00%         1.05%

1 Under its Administrative Service Agreement with the American National Growth Portfolio, the American National Equity Income Portfolio and the American National Balanced Portfolio, Securities Management and Research, Inc. (SM&R), the fund's adviser and manager, has agreed to pay (or reimburse each portfolio for) each portfolio's regular operating expenses (including the advisory fee and administrative service fee paid to SM&R, but exclusive of interest, commissions and other expenses incidental to portfolio transactions) in excess of 1.50% per year of such Portfolio's average daily net assets. SM&R has also agreed to pay (or reimburse) the American National Money Market Portfolio's regular operating expenses (including the advisory fee and administrative service fee paid to SM&R, but exclusive of interest, commissions and other expenses incidental to portfolio transactions) in excess of 0.87% per year of the portfolio's average daily net assets. In addition, SM&R has entered into a separate undertaking with the fund through April 30, 2003, pursuant to which SM&R has agreed to reimburse the American National Growth Portfolio for expenses in excess of 0.87%, the American National Balanced Portfolio for expenses in excess of 0.90%, the American National Government Bond Portfolio for expenses in excess of 0.35%, the American National High Yield Bond Portfolio for expenses in excess of 0.80%, the American National Equity Income Portfolio for expenses in excess of 0.93%, the American National International Stock Portfolio for expenses in excess of 1.10%, and the American National Small-Cap/Mid-Cap Portfolio for expenses in excess of 1.50% of each of such Portfolio's average daily net assets during such period. SM&R is under no obligation to renew this undertaking for any Portfolio at the end of such period.

2 Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Including this reimbursement, the annual class operating expenses for the Fidelity funds were as follows: Index 500 0.53%; Mid Cap 0.88%; Contrafund 0.94%; Aggressive Growth 1.75%; and Growth Opportunities 0.93%. See the accompanying fund prospectus for details.

3 Management fees include operating expenses. See the accompanying fund prospectus for details.

See the prospectuses for American National Investment Accounts, Inc., Fidelity Variable Insurance Products Initial Class and T. Rowe Price for more detailed information about the Eligible Portfolios' fees and expenses.

Surrender Charges. If you surrender all or a portion of your Policy, a surrender charge will be assessed. The surrender charge for a full surrender is assessed based on a rate per $1,000 of Specified Amount, with the charges being calculated separately for the original Specified Amount and each increase, if any, in Specified Amount. The surrender charge for the initial Specified Amount is applicable until the 19th Policy anniversary. For an increase in Specified Amount, the surrender charge is applicable for 19 years after the Effective Date of such increase. Thereafter, there is no surrender charge.

The surrender charge varies by each Insured's sex, Age at Issue, risk class, and by Policy Year. In the first Policy Year, the surrender charge shall not be greater than $60.00 per $1,000 of Specified Amount. The rate reduces to zero after nineteen years. (See "Surrender Charge," page 29.)

We will charge an additional $25 fee for partial surrenders. (See "Partial Surrender Charge," page 29.) A surrender charge will also be assessed on decreases in the Specified Amount of the Policy or on Death Benefit option changes that result in decreases in Specified Amount.

Transfer Charge. The first 12 transfers of Accumulation Value in a Policy Year are free. Thereafter, a transfer charge of $10 will be deducted from the amount transferred. (See "Transfer Charge," page 29.)

Taxes

We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Policy.

Under certain circumstances, a Policy could be a Modified Endowment Contract.
If so, all pre-death distributions, including Policy loans, will be treated first as distributions of taxable gain and then as a return of basis or investment in the policy. In addition, prior to age 591/2 any such distributions generally will be subject to a 10% penalty tax.

If the Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the policy and then as distributing taxable gain. Moreover, loans will not be treated as distributions and neither distributions nor loans are subject to the 10% penalty tax.

See "Federal Income Tax Considerations", page 38,for a discussion of when distributions, such as surrenders and loans, could be subject to federal income tax.

POLICY BENEFITS

Purposes of the Policy The Policy is designed to provide you:
     --survivorship life insurance protection,
     --Death Benefits that may, and Accumulation Value which will vary with performance of your chosen investment options, --flexibility in the amount and frequency of premium payments, --flexibility in the level of life insurance protection, subject to certain limitations, and
     --a Guaranteed Coverage Benefit, if you pay the Guaranteed Coverage
       Premium and meet the other Policy requirements.

Death Benefit Proceeds

We will, upon Satisfactory Proof of Death of both Insureds, pay the Death Benefit Proceeds in accordance with the Death Benefit option in effect when the Second Insured dies. The amount of the Death Benefit will be determined at the end of the Valuation Period in which the Second Insured dies. Death Benefit Proceeds equal:
     --the Death Benefit; plus
     --additional life insurance proceeds provided by riders; minus
       Policy Debt; minus
     --unpaid Monthly Deduction.

Subject to the rights of any assignee, we will pay the Death Benefit Proceeds to:
     --the Beneficiary or Beneficiaries, or
     --if no Beneficiary survives the Insureds, the Second Insured's estate will receive the proceeds.
The Death Benefit Proceeds may be paid to the Beneficiary in a lump sum or under one or more of the payment options in the Policy. (See "Payment of Policy Benefits," page 17.)

Death Benefit Options

You choose one of two Death Benefit options in the application. Until the younger Insured's age 100, the Death Benefit under either option will equal or exceed the current Specified Amount of the Policy.

Option A. Until the younger Insured's age 100, under Option A the Death Benefit is the Specified Amount or, if greater, the corridor percentage of Accumulation Value at the end of the Valuation Period that includes the date of death. The Death Benefit at the younger Insured's age 100 and thereafter equals the Accumulation Value. The applicable percentage declines as the age of the younger Insured increases as shown in the following Corridor Percentage Table:

CORRIDOR PERCENTAGE TABLE
     YOUNGER                 YOUNGER                  YOUNGER
     INSURED'S               INSURED'S                INSURED'S
     ATTAINED   CORRIDOR     ATTAINED   CORRIDOR      ATTAINED     CORRIDOR
     AGE        PERCENTAGE   AGE        PERCENTAGE     AGE         PERCENTAGE
40 or younger     250         54          157           68            117
     41           243         55          150           69            116
     42           236         56          146           70            115
     43           229         57          142           71            113
     44           222         58          138           72            111
     45           215         59          134           73            109
     46           209         60          130           74            107
     47           203         61          128        75 to 90         105
     48           197         62          126           91            104
     49           191         63          124           92            103
     50           185         64          122           93            102
     51           178         65          120           94            101
     52           171         66          119    95 and thereafter    100
     53           164         67          118
OPTION A EXAMPLE. Assume that the younger Insured's Attained Age is between 0 and 40. A Policy with a $500,000 Specified Amount will generally pay $500,000 in Death Benefits. However,the Death Benefit will be the greater of $500,000 or 250% of Accumulation Value. Anytime the Accumulation Value exceeds $200,000, the Death Benefit will exceed the $500,000 Specified Amount. Each additional dollar added to Accumulation Value above $200,000 will increase the Death Benefit by $2.50. If the Accumulation Value exceeds $200,000 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Policy with an Accumulation Value of $300,000 will provide a Death Benefit of $750,000 ($300,000 x 250%); an Accumulation Value of $400,000 will provide a Death Benefit of $1,000,000 ($400,000 x 250%); and, an Accumulation Value of $500,000 will provide a Death Benefit of $1,250,000 ($500,000 x 250%). Similarly, so long as Accumulation Value exceeds $200,000, each dollar decrease in Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $250,000 to $200,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $625,000 to $500,000. Option B. Until the younger Insured's age 100, the Death Benefit is the Specified Amount plus the Accumulation Value or, if greater, the applicable corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Second Insured's date of death. The corridor percentage is the same as under Option A: 250% at younger Insured's Attained Age 40 or younger on the Policy anniversary before the date of death, and for a younger Insured's Attained Age over 40 on that Policy anniversary the percentage declines as shown in the Corridor Percentage Table. Accordingly, before younger Insured's age 100, the amount of the Death Benefit will always vary as the Accumulation Value varies but will never be less than the Specified Amount. The Death Benefit at younger Insured's age 100 and thereafter equals the Accumulation Value.

OPTION B EXAMPLE. Assume that the younger Insured is age 40 or younger.   A
policy with a Specified Amount of $500,000 will generally provide a Death Benefit of $500,000 plus Accumulation Value. However, the Death Benefit will be the greater of the Specified Amount plus the Accumulation Value, or 250% of the Accumulation Value. Any time the Accumulation Value exceeds approximately $333,334, the Death Benefit will be greater than the Specified Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $333,334 will increase the Death Benefit by $2.50. If the Accumulation Value exceeds $333,334 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. For a Policy with Accumulation value of $200,000, the Death Benefit will be $700,000 (Specified amount of $500,000 plus $200,000 Accumulation Value). For an Accumulation Value of $300,000, the Death Benefit will be $800,000 ($500,000 plus $300,000). For an
Accumulation Value of $400,000, the Death Benefit will be $1,000,000 ($400,000 X 250% is greater than $500,000 plus $400,000). The Death Benefit, therefore, will be at least 250% of Accumulation Value, because 250% is the applicable corridor percentage for this age of Insured. Similarly, any time Accumulation Value exceeds $333,334, each dollar taken out of Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $400,000 to $350,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $1,000,000 to $875,000. If at any time, however, the Accumulation Value multiplied by the applicable corridor percentage is less than the Specified Amount plus the Accumulation Value, the Death Benefit will be the Specified Amount plus the Accumulation Value.

Change in Death Benefit Option. You may change the Death Benefit option at any time by sending us a written request. The effective date of a change will be the Monthly Deduction Date on or following the date we receive the written request. A change may have federal tax consequences. (See "Federal Income Tax Considerations," page 38.) If you change from Option A to Option B, the Specified Amount will equal the Specified Amount before the change minus the Accumulation Value on the effective date of the change. If you change from Option B to Option A, the Specified Amount after the change will equal the Death Benefit under Option B on the effective date of change. You cannot change your Death Benefit option if the Specified Amount remaining in force after the change would be less than $100,000. An increase in Specified Amount due to a Death Benefit option change will increase the Monthly Deduction and the Guaranteed Coverage Premium. A surrender charge may apply to a change in Death Benefit option. (See "Surrender Charge," page 29.) A change in the Death Benefit option may affect subsequent cost of insurance charges, which vary with our Net Amount at Risk. In addition, a change may affect subsequent monthly expense fee and monthly expense charges. (See "Charges and Deductions," page 28.)

Change in Specified Amount. Subject to certain limitations, you may increase the Specified Amount of your Policy at any time and may decrease the Specified Amount at any time after the first three Policy Years. A change in Specified Amount may affect the cost of insurance rate and our Net Amount at Risk, both of which may affect your cost of insurance charge and have federal tax consequences. (See "Cost of Insurance," page 28 and "Federal Income Tax Considerations," page 38.) The Specified Amount after a decrease may not be less than $100,000. If following the decrease in Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited or a portion of Accumulation Value may be returned to you at your election, to the extent necessary to meet these requirements.
A decrease in the Specified Amount will be applied first against increases in Specified Amount in order of the more recent increase first, and finally against the initial Specified Amount. If your Specified Amount decreases, we will deduct a surrender charge from the Accumulation Value. Such deduction will equal the sum of surrender charges computed separately for each portion of Specified Amount reduced in the above order. The surrender charges for each reduction is a pro rata portion of any surrender charge applicable to a full surrender of the related increase or initial Specified Amount. You cannot decrease the Specified Amount if the younger Insured's Attained Age exceeds 99. A decrease in Specified Amount will take effect on the Monthly Deduction Date which coincides with or next follows the date we receive your written request. If you want to increase the Specified Amount, you must submit a written supplemental application and provide evidence of insurability for both Insureds. You may have a different underwriting risk classification for the initial Specified Amount and each increase in Specified Amount. (See "Charges from Accumulation Value", page 28.) An additional premium may be required. (See "Premiums Upon Increase in Specified Amount," page 26.) The minimum amount of any increase is $5,000. You cannot increase the Specified Amount if either Insured's Attained Age is over 80.
An increase in the Specified Amount will increase certain charges. Those charges will be deducted from the Accumulation Value on each Monthly Deduction Date.
An increase in the Specified Amount may also increase surrender charges. An increase in the Specified Amount during the time the Guaranteed Coverage Benefit provision is in effect will increase the Guaranteed Coverage Premium requirement. (See "Charges and Deductions," page 28.)

You have a "free look period" for each increase in Specified Amount. The free look period will apply only to the increase in Specified Amount. (See "Refund Privilege," page 23.)
Methods of Affecting Insurance Protection. Your "pure insurance protection" will be the difference between your Death Benefit and your Accumulation Value. You may increase or decrease the pure insurance protection provided by a Policy as your insurance needs change. You can change the pure insurance protection by increasing or decreasing the Specified Amount, changing the level of premium payments, or making a partial surrender of the Policy. Some of these changes may have federal tax consequences. Although the consequences of each change will depend upon individual circumstances, they can be summarized as follows:
     A decrease in Specified Amount will, subject to the applicable corridor percentage limitations, decrease insurance protection and cost of insurance charges.
     An increase in Specified Amount may increase pure insurance protection, depending on the amount of Accumulation Value and the corridor percentage limitation. If insurance protection is increased, the monthly expense charges and monthly expense fees generally increase as well.
     If Option A is in effect, increased premium payments may reduce pure insurance protection, until the corridor percentage of Accumulation Value exceeds the Specified
Amount. Increased premiums should also increase the amount of funds available to keep the Policy in force.
     If Option A is in effect, reduced premium payments generally will increase the amount of pure insurance protection, depending on the corridor percentage limitations. Reducing premium payments may also result in a reduced amount of Accumulation Value and increase the possibility that the Policy will lapse.
     A partial surrender will reduce the Death Benefit. However, a partial surrender affects only the amount of pure insurance protection if the percentage from the Corridor Percentage Table is applicable in determining the Death
Benefit. Otherwise, the decrease in Death Benefit is offset by the amount of Accumulation Value withdrawn. The primary use of a partial surrender is to withdraw Accumulation
Value.
Guaranteed Coverage Benefit
We will keep the Policy in force for the period stipulated under the Guaranteed Coverage Benefit so long as the sum of premiums paid at any time during such period is at least:
     the sum of Guaranteed Coverage Premium for each month from the start of the period, including the current month, plus partial surrenders and Policy Debt.

The Guaranteed Coverage Benefit is based on Age at Issue according to the following table:
     Age at Issue     Policy Years
     20 -  30         First 6 Years
     31 -  40         First 5 Years
     41 -  50         First 4 Years
     50 +             First 3 Years
An increase in Specified Amount does not start a new
Guaranteed Coverage Benefit period, but does increase
Guaranteed Coverage Premium.
Duration of the Policy
The Policy will remain in force so long as the Surrender Value is sufficient to pay the Monthly Deduction. The tax consequences associated with continuing the Policy beyond the younger Insured's age 100 are unclear and a tax advisor should be consulted. Where, however, the Surrender Value is insufficient to pay the Monthly Deduction and the grace period expires without an adequate payment, the Policy will lapse and terminate without value. (See "Grace Period and Reinstatement," page 26.)
Accumulation Value
Determination of Accumulation Value. On each Valuation Date, Accumulation Value is determined as follows:
     the aggregate of the value in each subaccount, determined by multiplying a subaccount's unit value by the number of units in the subaccount; plus the value in the Fixed Account; plus
     premiums; plus
     Accumulation Value securing Policy Debt; less partial surrenders, and related charges, processed on that
Valuation Date; less
     any Monthly Deduction processed on that Valuation Date; less any federal or state income taxes.
The number of subaccount units allocated to the Policy is determined after any transfers among subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other Policy transactions on the Valuation Date.
Determination of Unit Value. The unit value of each subaccount is equal to:
     the per share net asset value of the corresponding Eligible Portfolio on the Valuation Date, multiplied by the number of shares held by the subaccount, after the purchase or redemption of any shares on that date, minus the Daily Asset Charge, and divided by
     the total number of units held in the subaccount on the Valuation Date, after any transfers among subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other Policy transactions.
Payment of Policy Benefits
Death Benefit Proceeds will usually be paid within seven days after we receive Satisfactory Proof of Death of both Insureds. Policy loans and surrenders will ordinarily be paid within seven days after receipt of your written request. We may defer payment of any surrender, refund, or Policy loan until a premium payment made by check clears the banking system.
Payments may also be postponed in certain other circumstances. (See "Postponement of Payments," page 44.) You can decide how benefits will be paid. During either Insured's lifetime, you may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Policy is surrendered. When Death Benefit Proceeds are payable in a lump sum and no election of an optional payment method is in force at the death of the Second Insured, the Beneficiary may select one or more of the optional payment methods. If you or the Beneficiary do not elect one of these options, we will pay the benefits in a lump sum.
An election or change of method of payment must be in writing.
A change in Beneficiary revokes any previous election.
Further, if the Policy is assigned, any amount due to the assignee will be paid first in a lump sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.
Optional Methods of Payment. In addition to a lump sum payment of benefits under the Policy, any proceeds to be paid under the Policy may be paid in any of the following six methods:
     Option 1. Equal Installments for a Fixed Number of Years. Installments will include interest at the effective rate of 2.5% per year or at a higher rate, at our option.
     Option 2. Installments for Life with the Option to Choose a Period Certain. The fixed period may be 10 or 20 years.
     Option 3. Equal Installments of a Fixed Amount Payable Annually, Semi-annually, Quarterly, or Monthly. The sum of the installments paid in one year must be at least $50.00 for each $1,000.00 of proceeds. Installments will be paid until the total of the following amount is exhausted: (1) the net sum payable; plus (2) interest at the effective rate of 2.5% per year; plus (3) any additional interest that we may elect to pay. The final installment will be the balance of the proceeds payable plus interest.
     Option 4. Interest Only. We will hold the proceeds and pay interest at the effective rate of 2.5% per year or at a higher rate, at our option. On interest due dates, the payee may withdraw an amount of at least $100.00 from the amount held.
     Option 5. Payments for Joint and Surviving Spouse Annuity. The amount applied to this option will be used by us to pay equal monthly payments to the payee for as long as the payee lives. Thereafter, we will pay a portion of those monthly payments to the payee's spouse for life, if living. The payee's spouse must be married to the payee at the time of election. The monthly amount paid to the spouse may not be less than one-half of, nor more than, the monthly payments paid while both spouses are alive. If you choose this option and the payee's spouse dies before the first payment is due:
(1) the payee will be paid equal monthly payments based on Option 2; or with our agreement, you may elect another method of payment to the payee.
     Option 6. Minimum Payout. The proceeds will be paid in a series of substantially equal periodic payments (not less than annually) for the life (or the life expectancy) of the payee consistent with the requirements of Section
72(q)(2)(D) of the Internal Revenue Code of 1986, as amended.
Any amount left with us for payment under a settlement option will be transferred to our General Account and will not be affected by the investment performance associated with the Separate Account. We may make other options available in the future.
When proceeds become payable in accordance with a settlement option, the Policy will be exchanged for a supplementary contract specifying all rights and benefits. The effective date will be the date of the Insured's death or other termination of the Policy.
Amounts under the supplemental contact remaining payable after the Beneficiary's death will be paid to the estate of the Beneficiary or in any other manner provided for in the supplementary contract or as otherwise provided under applicable law.
General Provisions for Settlement Options. If the amount held falls below $2,000.00, we will pay the entire amount held to the payee. The first installment under Option 1, 2 or 3 will be paid the date the proceeds are available. With our consent, the first installment may be postponed for up to ten years. If payment is postponed, the proceeds will accumulate with compound interest at the effective rate of 2.5% per year.
To avoid paying installments of less than $20.00 each, we will:
     change the installments to a quarterly, semi-annual or annual basis; and/or reduce the number of installments.
If you elect an option, you may restrict the Beneficiary's right to assign, encumber, or obtain the discounted present value of any unpaid amount.
Except as permitted by law, unpaid amounts are not subject to claims of a Beneficiary's creditors.
At our option, a Beneficiary may be permitted to receive the discounted present value of installments, except under option
2, 5, or 6. If the payee dies, under Option 1, 2, or 6 (if 6 is paid over life expectancy) we will pay the discounted present value of any unpaid fixed-period installments to the payee's estate except Option 2 lifetime. Under Option 3 or 4, we will pay any balance to the payee's estate. The effective interest rate used to compute discounted present value is the interest rate used in computing the settlement option plus 1%. With our consent, the option elected may provide for payment in another manner.
Limitations. You must obtain our consent to have an option under which proceeds are payable to:
     successive payees, or
     other than a natural person.

POLICY RIGHTS
Loan Benefits
Loan Privileges. You can borrow money from us using your
Policy as security for the loan. The minimum loan amount is
$100. Except as otherwise required by applicable state law or regulation:
     during the first three Policy Years, you cannot borrow more than 75% of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is
received;
     after the first three Policy Years, you can borrow up to 90% of the Surrender Value, as calculated at the end of the
Valuation Period during which your loan request is received
 .
Preferred loans accrue interest at a lower rate. You cannot obtain a preferred loan until after the seventh Policy Year.
We determine whether a loan is preferred at the time the loan is made. The amount available for a preferred loan is equal to the lesser of:
     the above-mentioned loan limits, or
     the Accumulation Value less Policy Debt and less premiums paid (adjusted by partial surrenders).
The loan may be repaid in whole or in part during the
Insured's lifetime. Each loan repayment must be at least $10 or the full amount of Policy Debt, if less. Loans generally
are funded within seven days after receipt of a written
request. (See "Postponement of Payments," page 44.)  Loans
may have tax consequences. (See "Federal Income Tax
Considerations," page 38.)
Interest. Loans will accrue interest on a daily basis at a
rate of 5.0% per year, 3.0% on preferred loans. Interest is
due and payable on each Policy anniversary date or when a loan payment is made if earlier. If unpaid, interest will be added to the amount of the loan and bear interest at the same rate. Amounts held to secure Policy loans will earn interest at the annual rate of 3.0% credited on the Policy anniversary. We will allocate interest to the subaccounts and the Fixed
Account on each Policy anniversary in the same proportion that premiums are being allocated to those subaccounts and the
Fixed Account at that time.
Effect of Policy Loans. When a loan is made, we transfer Accumulation Value equal to the loan amount from the Separate Account and the Fixed Account to our General Account as
security for the Policy Debt. The Accumulation Value
transferred will be deducted from the subaccounts and the
Fixed Account in accordance with your instructions. The
minimum amount which can remain in a subaccount or the Fixed Account as a result of a loan is $100. If you do not provide allocation instructions, the Accumulation Value transferred will be allocated among the subaccounts and the Fixed Account pro-rata. If allocation instructions conflict with the $100 minimum described above, we may allocate the Accumulation
Value transferred among the subaccounts and the Fixed Account pro-rata. We will also transfer Accumulation Value from the subaccounts and the Fixed Account to the General Account to secure unpaid loan interest. We will allocate this transfer among the subaccounts and the Fixed Account as described
above. We will not impose a charge for these transfers. A
Policy loan may have tax consequences. (See "Federal Income
Tax Considerations," page 38.)
A Policy loan may permanently affect the Accumulation Value, even if repaid. The effect could be favorable or unfavorable depending on whether the investment performance of the subacccount(s)/Fixed Account chosen by you is greater or less than the interest rate credited to the Accumulation Value held in the General Account to secure the loan. In comparison to a Policy under which no loan was made, the Accumulation Value will be lower if the General Account interest rate is less
than the investment performance of the subaccount(s)/Fixed Account, and greater if the General Account interest rate is higher than the investment performance of the subaccount(s)/Fixed Account. Since your Death Benefit may be affected by Accumulation Value, a Policy loan may also affect the amount of the Death Benefit, even if repaid.
Policy Debt. Policy Debt reduces Death Benefit Proceeds and Surrender Value. If the Policy Debt exceeds the Accumulation Value less any surrender charge, you must pay the excess or your Policy will lapse. We will notify you of the amount which must be paid. (See "Grace Period and Reinstatement," page
26.)
Repayment of Policy Debt. If we receive payments while a
Policy loan is outstanding, those payments are treated as additional premiums, unless you request otherwise. As Policy
Debt is repaid, we will transfer Accumulation Value equal to the loan amount repaid from the General Account to the subaccounts and the Fixed Account. We will allocate the transfers among the subaccounts and the Fixed Account in the same proportion that premiums are being allocated at the time of repayment. We will make the allocation at the end of the Valuation Period during which the repayment is received. If you do not repay the Policy Debt, we will deduct the amount of the Policy Debt from any amount payable under the Policy. Surrenders
During the life of either Insured, you can surrender the
Policy in whole or in part by sending us a written request.
The maximum amount available for surrender is the Surrender
Value at the end of the Valuation Period during which the surrender request is received at our Home Office. Surrenders will generally be paid within seven days of receipt of the written request. (See "Postponement of Payments," page 44.)
Any proceeds payable upon full surrender shall be paid in one sum unless an optional method of payment is elected. (See "Payment of Policy Benefits," page 17.) Surrenders may have tax consequences. (See "Federal Income Tax Considerations,"
page 38.)
Full Surrenders. If the Policy is being fully surrendered, you must return the Policy to us with your request. Coverage under the Policy will terminate as of the date of a full surrender. Partial Surrenders. The amount of a partial surrender may not exceed the Surrender Value at the end of the Valuation Period during which the request is received less an amount sufficient to cover Monthly Deductions for three months. The minimum
partial surrender is $100.
The Accumulation Value will be reduced by the amount of
partial surrender and any applicable partial surrender charge. (See "Partial Surrender Charge," page 29.) This amount will be deducted from the Accumulation Value at the end of the Valuation Period during which the request is received. The deduction will be allocated to the subaccounts and the Fixed Account according to your instructions, provided that the minimum amount remaining in a subaccount as a result of the allocation is $100. If you do not provide allocation instructions or if your allocation instructions conflict with the $100 minimum described above, we will allocate the partial surrender among the subaccounts and the Fixed Account pro-
rata.
Partial surrenders reduce the Death Benefit by the amount the Accumulation Value is reduced. If Option A is in effect, the Specified Amount will be reduced by the amount of the partial surrender. Where increases in Specified Amount occurred, a partial surrender will reduce the increases in order of the more recent increase first, and finally the initial Specified Amount. Thus, partial surrenders may affect the cost of insurance charge and the Net Amount at Risk. (See "Cost of Insurance," page 28; "Methods of Affecting Insurance
Protection," page 15.)  If Option B is in effect, the
Specified Amount will not change, but the Accumulation Value will be reduced.
The Specified Amount remaining in force after a partial
surrender may not be less than $100,000.
The amount of any partial surrender will generally be paid
within seven (7) days after receipt of your written request.
(See "Postponement of Payments," page 44.)
Transfers
You can transfer Accumulation Value among the subaccounts or from the subaccounts to the Fixed Account as often as you
like. You can make transfers in person, by mail, or, if a telephone transfer authorization form is on file, by telephone. The minimum transfer from a subaccount is $250, or the balance of the subaccount, if less. The minimum that may remain in a subaccount after a transfer is $100. We will make transfers and determine all values in connection with transfers on the later of the end of the Valuation Period
which includes the requested transfer date or during which the transfer request is received. Accumulation Value on the date of a transfer will not be affected except to the extent of the transfer charge, if applicable. The first twelve transfers in a Policy Year will be free. We will charge $10 for each additional transfer. Such charge will be deducted from the amount transferred. (See "Transfer Charge," page 29.)
Transfers resulting from Policy loans, the dollar cost
averaging program, or the rebalancing program will not be
subject to a transfer charge or be counted for purposes of determining the number of free transfers.
During the thirty-day period beginning on the Policy
anniversary, you may make one transfer from the Fixed Account to the subaccounts. This transfer is free. The amount you can transfer from the Fixed Account to the subaccounts is the greater of:
     twenty-five percent of the amount in the Fixed Account, or
     $1,000.
If we receive a request to transfer funds out of the Fixed Account before the Policy anniversary, the transfer will be made at the end of the Valuation Period during which the
Policy anniversary occurs. If we receive a proper transfer request within 30 days after the Policy anniversary, the transfer will be made as of the end of the Valuation Period in which we received the transfer request.
We will employ reasonable procedures to confirm that the
transfer instructions communicated by telephone are genuine. These procedures may include some form of personal identification before acting, providing you written
confirmation of the transaction, and making a tape recording of the telephoned instructions. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number,
date of birth, or other identifying information.   There are
risks associated with telephone transactions that do not exist if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests. We can not guarantee that we will be available to accept telephone transfer instructions.
The policies are first and foremost life insurance policies, designed for long-term financial planning, and are not designed for or appropriate for market timers or other persons that use programmed, large, or frequent transfers. The use of such transfers can be disruptive to an underlying portfolio and harmful to other policy owners invested in the portfolio.
We therefore reserve the right to reject any transfer request
(or premium payment) from any person if, in our judgment, an underlying portfolio or other policy owners would potentially be adversely affected or if an underlying portfolio objects to or would reject our transaction order. We may impose severe restrictions on transfers or even prohibit them for particular policy owners who, in our view, have abused or appear likely to abuse the transfer privilege.

Refund Privilege
Under state law, you have a free look period in which to examine a Policy and return it for a refund. The length of the free look period varies among different states, but generally runs for 10 days after your receipt of the Policy. If the Policy is canceled during the free look period, you will receive a refund equal to premiums paid adjusted by investment gains during the 15-day period such premiums have been allocated to the American National Money Market Portfolio. (See "Allocation of Premiums," page 26.) A free look period also applies to any increase in Specified Amount. If you cancel the increase, you will receive the amount of premiums paid attributable to such increase in Specified Amount adjusted by investment gains or losses.
To cancel the Policy, you should mail or deliver the Policy to our Home Office or to the office of one of our agents. We may delay paying a refund of premiums paid by check until the check has cleared your bank. (See "Postponement of Payments," page 44.)
Dollar Cost Averaging
Under the dollar cost averaging program, you can instruct us to automatically transfer, on a periodic basis, a predetermined amount or percentage from any one subaccount or Fixed Account, to any subaccount(s) or Fixed Account. The automatic transfers can occur monthly, quarterly, semi-annually, or annually. The amount transferred each time must be at least $1,000. The minimum transfer to each subaccount must be at least $100. At the time the program begins, you must have at least $10,000 Accumulation Value. Transfers under dollar cost averaging will be made, and values resulting from the transfers determined, at the end of the Valuation Period that includes the transfer date designated in your instructions.
Using dollar cost averaging, you purchase more units when the unit value is low, and fewer units when the unit value is high. There is no guarantee that the dollar cost averaging program will result in higher Accumulation Value or otherwise be successful.
You can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. In addition, the program will terminate if Accumulation Value is less than $5,000 on a transfer date.
You can increase or decrease the amount of transfers or discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file, notifying us by phone. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers.
Rebalancing
Because the subaccounts and the Fixed Account may have different investment results, your Accumulation Value may not stay in the same percentages as your initial allocation instructions. At your request, we will rebalance your Accumulation Value by allocating premiums and transferring Accumulation Value to ensure conformity with your allocation instructions. We will rebalance your allocation on a calendar quarter, semi-annual, or annual basis according to your instructions. We will rebalance, and determine any values resulting from the rebalancing, at the end of the Valuation Period that includes the rebalancing date in your request. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers. At the time the program begins, you must have at least $10,000 of Accumulation Value. If the Accumulation Value is less than $5,000 on a rebalancing date, the program will be discontinued.
You can request participation in the rebalancing program at any time. You can discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file, by calling by telephone.

PAYMENT AND ALLOCATION OF PREMIUMS
Issuance of a Policy
If you want to purchase a Policy, you must complete an application and submit it to our Home Office. We will issue a Policy only to two individuals between the ages of 20 and 80 on their last birthdays who supply satisfactory evidence of insurability. Acceptance is subject to our underwriting rules. The Date of Issue is used to determine Policy anniversary dates, Policy Years, and Policy months.
Premiums
You must pay the initial premium for the Policy to be in
force. The initial premium must be at least 1/12 of the first year Guaranteed Coverage Premium. The initial premium and all other premiums are payable at our Home Office. Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums since the Planned Periodic Premium schedule is not binding on you.
Premium Flexibility
You may make unscheduled premium payments at any time in any amount, subject to the premium limitations described herein. Planned Periodic Premiums. At the time the Policy is issued, you can determine a Planned Periodic Premium schedule. The amounts and frequency of the Planned Periodic Premiums will be shown on the Policy Data Page. During the Guaranteed Coverage Benefit period, the Planned Periodic Premium must be at least the Guaranteed Coverage Premium. You are not required to pay premiums in accordance with this schedule.
You can change the frequency and amount of Planned Periodic Premiums by sending a written request to our Home Office. We may limit any increase in premium to comply with applicable federal tax law. We will send premium payment notices annually, semi-annually, quarterly, or monthly depending upon the frequency of the Planned Periodic Premiums. Payment of the Planned Periodic Premiums does not guarantee that the Policy will remain in force, unless the Guaranteed Coverage Benefit provision is in effect.
Premium Limitations. Total premiums paid cannot exceed the current maximum premium limitations established by federal tax laws. If a premium is paid which would cause total premiums to exceed such maximum premium limitations, we will accept only that portion of the premium equal to the maximum. We will
return any part of the premium in excess of that amount or
apply it as otherwise agreed. No further premiums will be accepted until permitted under the laws prescribing maximum premium limitations. We may refuse to accept a premium or require additional evidence of insurability if the premium
would increase Net Amount at Risk. Additional premiums are not accepted after the younger Insured's 100th birthday. We may also establish a minimum acceptable premium amount.
Premiums Upon Increase in Specified Amount. If you request an increase in the Specified Amount, we will notify you if any additional premium is required. Whether additional premium will be required will depend upon
     the Accumulation Value of the Policy at the time of the
increase, and
     the amount of the increase you request.
Allocation of Premiums and Accumulation Value
of Premiums and Accumulation Value"
Allocation of Premiums. Premiums are allocated according to
your instructions. You can change the allocation without
charge by providing proper notification to our Home Office.
Your notice must include the policy number to which the instructions apply. Your revised allocation instructions will apply to premiums received by us on or after the date proper notification is received.
Accumulation Value. The value of subaccounts will vary with
the investment performance of these subaccounts, and you bear the risk that those investments might actually lose money. The performance of these investments affects the Policy's Accumulation Value and may affect the Death Benefit as well. Grace Period and Reinstatement
Reinstatement"
Grace Period. If the Surrender Value is insufficient to pay
the Monthly Deduction, you have a grace period of sixty-one
days to pay an additional premium. The grace period starts
when written notice of lapse is mailed to your last known
address and expires 61 days later.   The notice will advise
you of the necessary additional premium. If you do not pay the additional premium during the grace period, the Policy will terminate. If the Insured dies during the grace period, any overdue Monthly Deductions and Policy Debt will be deducted from the Death Benefit Proceeds.
Reinstatement. A Policy may be reinstated any time within five years after termination. A Policy cannot be reinstated if it was surrendered. Reinstatement will be effected based on each Insured's underwriting classification at the time of the reinstatement.
Reinstatement is subject to the following:
     evidence of insurability of each Insured satisfactory to us; reinstatement or repayment of Policy Debt;
     payment of Monthly Deductions not collected during the grace period; and payment of the premium sufficient to pay the Monthly
Deduction for three months after the date of reinstatement.
Both Insureds must be living at the time of reinstatement.
The original Date of Issue, and the Effective Dates of increases in Specified Amount (if applicable), will be used for purposes of calculating Monthly Deductions and the surrender charge. If any Policy Debt was reinstated, the amount of the debt will be held in our General Account. During the lapse period, Policy Debt will accrue interest at a rate of 6%. Accumulation Value will then be calculated as described under "Accumulation Value" on page 16. The Effective Date of reinstatement will be the first Monthly Deduction Date on or next following the date we approve the application for reinstatement.

CHARGES AND DEDUCTIONS
Premium Charges
The premium charge will be deducted from each premium payment before allocating such premiums among the subaccounts and the Fixed Account. We are currently not charging the premium charge after Policy Year ten. We may, however, assess the premium charge after Policy Year ten. We will notify you in writing if a premium charge is to be assessed after Policy Year ten.
Charges from Accumulation Value
Value"
We will deduct the following charges from the Accumulation
Value:
Monthly Deduction. The Monthly Deduction is the sum of the cost of insurance charge, applicable charges for any riders, and the monthly expense fee and monthly expense charge. The Monthly Deduction compensates us for providing the insurance benefits and administering the Policy. We deduct the Monthly Deduction as of the Date of Issue and on each Monthly Deduction Date thereafter. We will allocate the deduction among the subaccounts and the Fixed Account pro-rata. The cost of insurance, the monthly expense charge, and the monthly expense fee are described in more detail below. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself may vary in amount from month to month.
We are currently not charging the monthly expense charge after Policy Year five. We are currently charging the maximum monthly expense fee. We may reduce the monthly expense charge or the monthly expense fee. Any change will be on a uniform basis for all insureds with this Policy, for the same Specified Amount, and that have been in force the same time. A change in health or other risk factors after the Date of Issue will not affect these charges. We will not reduce or increase any of these charges more than once each Policy Year. We will notify you in writing before a new monthly expense charge is effective.
Cost of Insurance. For the initial Specified Amount, the cost of insurance rate will not exceed those in the Schedule of Monthly Guaranteed Maximum Cost of Insurance Rates shown on the Policy Data Page. These guaranteed rates are based on each Insured's age last birthday. The current rates range between 51.39% and 100% of the guaranteed rates. Any change in the current cost of insurance rates will apply to all combinations of Insureds of the same ages, sexes, risk classes, Policy Years, and Specified Amounts.
Guaranteed maximum cost of insurance rates are calculated based on the 1980 Commissioners Standard Ordinary (CSO) Smoker or Nonsmoker Mortality Tables (Age Last Birthday).
The underwriting risk classes for the initial Specified Amount and the Specified Amount for any increase may be different. The issue date and Ages at Issue will be different for each increase. As a result the cost of insurance rate for the initial Specified Amount and each increase in Specified Amount will be different. Decreases will also be reflected in the cost of insurance rate. (See "Change in Specified Amount," page 14.)
The actual charges made during the Policy Year will be shown in the annual report delivered to you.
The rate class of each Insured will affect the cost of insurance rate. We currently place insureds into the standard rate class, a substandard rate class, or an uninsurable rate class, the latter two categories involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard rate class will typically have a lower cost of insurance than Insureds in a substandard rate class. If a Policy is rated at issue with a tabular extra rating, the guaranteed rate is generally a multiple of the guaranteed rate for a standard issue.
One or both Insureds may also be assigned a flat extra rating to reflect certain additional risks. The flat extra rating will not impact the cost of insurance rate, but 1/12 of any annualized flat extra cost will be deducted as part of the Monthly Deduction.
Surrender Charge. If a Policy is surrendered, we may assess a surrender charge. Surrender charges are intended to compensate us for the costs of distributing the Policy.
We may also assess a surrender charge upon decreases in Specified Amount or upon Death Benefit option changes that result in a decrease in Specified Amount. (See "Change in Specified Amount," page 14.)
The surrender charge is more substantial in early Policy Years. (See "Surrender Charges," page 29.) Accordingly, the Policy is more suitable for long-term purposes.
Transfer Charge. We will make the first 12 transfers of Accumulation Value in any Policy Year without a transfer charge. A charge of $10 will be deducted from the amount transferred for each additional transfer among the subaccounts or from the subaccounts to the Fixed Account. This charge compensates us for the costs of effecting the transfer. The transfer charge cannot be increased.
Partial Surrender Charge. We will impose a $25 fee for each partial surrender. In addition, if Death Benefit Option A is in effect, a partial surrender charge will be charged for a decrease in Specified Amount. (See "Change in Specified Amount," page 14.)
Daily Charges Against the Separate Account. On each Valuation Date, we will deduct a Daily Asset Charge from the Separate Account. This charge is to compensate us for mortality and expense risks. The mortality risk is that Insureds may live for a shorter time than we assumed. If so, we will have to pay Death Benefits greater than we estimated. The expense risk is that expenses incurred in issuing and administering the Policies will exceed our estimates. Such charge shall not exceed 0.90% annually of the average daily Accumulation Value of each subaccount, but not the Fixed Account. We will deduct the daily charge from the Accumulation Value of the Separate Account on each Valuation Date. The deduction will equal the 0.90% annual rate divided by 365 with the result multiplied by the number of days since the last Valuation Date. We are currently charging only 0.60% for the Daily Asset Charge in Policy Year twenty-one and thereafter. We will notify you in writing if the Daily Asset Charge changes. We will not deduct a Daily Asset Charge from the Fixed Account.
Fees and Expenses Incurred by Eligible Portfolios. In addition, the managers of the Eligible Portfolios will charge certain fees and expenses against the Eligible Portfolios. (See "Eligible Portfolio Annual Expenses," page 9. Also, see the funds' prospectuses.) No portfolio fees or expenses will be charged from the Fixed Account.
Taxes. Currently, we will not make a charge against the Separate Account for federal, state or local income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any federal tax, or any significant state or local tax treatment of our Company changes. We would deduct such charges, if any, from the Separate Account and/or the Fixed Account. We would not realize a profit on such tax charges with respect to the Policies.
Exceptions to Charges
We may reduce the premium charge, surrender charge, monthly expense charge, the monthly expense fee, cost of insurance, and daily asset charge for, or credit additional amounts on, sales of the Policy to a trustee, employer, or similar entity where we determine that such sales result in savings of sales or administrative expenses. In addition, directors, officers, and bona fide full-time employees (and their spouses and minor children) of the Company or Securities Management and Research, Inc. may be permitted to purchase the Policy with substantial reductions of surrender charge, monthly expense charge, monthly expense fee, premium charge, cost of insurance, or daily asset charge.
The Policy may be sold directly, without compensation, to: (1) a registered representative, (2) employees, officers, directors, and trustees of our Company and its affiliated companies, and spouses and immediate family members (i.e., children, siblings, parents, and grandparents) of the foregoing, and (3) employees, officers, directors, trustees, and registered representatives of any broker-dealer authorized to sell the Policy, and spouses and immediate family members of the foregoing. If sold under these circumstances, a Policy may be credited in part or in whole with any cost savings resulting from the sale being direct, rather than through an agent with an associated commission, but only if such credit will not be unfairly discriminatory to any person.

AMERICAN NATIONAL INSURANCE COMPANY
THE SEPARATE ACCOUNT, THE FUNDS, AND
THE FIXED ACCOUNT
American National Insurance Company
Insurance Company"
We are a stock life insurance company chartered under Texas law in 1905. We write life, health, and accident insurance and annuities, and we are licensed to do life insurance business in 49 states, the District of Columbia, Puerto Rico, Guam, and American Samoa. Our home office is located at the American National Insurance Building, One Moody Plaza, Galveston, Texas 77550. The Moody Foundation, a charitable foundation established for charitable and educational purposes, owns approximately 23.7% of our stock and the Libbie S. Moody
Trust, a private trust, owns approximately 37.6%.
We are subject to regulation by the Texas Department of Insurance. In addition, we are subject to the insurance laws and regulations of other states within which we are licensed to operate. On or before March 1 of each year we must submit to the Texas Department of Insurance a filing describing our operations and reporting on our financial condition and that of the Separate Account as of December 31 of the preceding year. Periodically, the Department examines our liabilities and reserves and those of the Separate Account and certifies their adequacy. A full examination of our operations is also conducted periodically by the National Association of Insurance Commissioners.
The Separate Account
We established the Separate Account under Texas law on July
30, 1987. The assets of the Separate Account are held exclusively for your benefit and the benefit of other people entitled to payments under variable life policies we issue. We are the legal holder of the Separate Account's assets. The assets are held separate and apart from the General Account assets. We maintain records of all purchases and redemptions of shares of Eligible Portfolios by each of the subaccounts.
We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserve and other contract liabilities of the Separate Account.
Liabilities arising out of other aspects of our business cannot be charged against the assets of the Separate Account. Income, as well as both realized and unrealized gains or losses from the Separate Account's assets, are credited to or charged against the Separate Account without regard to income, gains, or losses arising out of other aspects of our business. If, however, the Separate Account's assets exceed its liabilities, the excess shall be available to cover the liabilities of our General Account.
The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust, which is a type of investment company. Such registration does not involve any SEC supervision of the management or investment policies or practices of the Separate Account.
The Separate Account will purchase and redeem shares of the Eligible Portfolios at net asset value. The net asset value of a share is equal to the total assets of the portfolio less the total liabilities of the portfolio divided by the number of shares outstanding.
We will redeem shares in the Eligible Portfolios as needed to:
     collect charges,
     pay the Surrender Value,
     secure Policy loans,
     provide benefits, or
     transfer assets from one subaccount to another, or to the Fixed Account.
Any dividend or capital gain distribution received from an Eligible Portfolio will be reinvested immediately at net asset value in shares of that Eligible Portfolio and retained as assets of the corresponding subaccount.
The Separate Account may include other subaccounts that are not available under the Policy. We may from time to time discontinue the availability of some of the subaccounts. If the availability of a subaccount is discontinued, we may redeem any shares in the corresponding Eligible Portfolio and substitute shares of another registered, open-end management company.
We may also establish additional subaccounts. Each new subaccount would correspond to a portfolio of a registered, open-end management company. We would establish the terms upon which existing Policyowners could purchase shares in such portfolios.
If any of these substitutions or changes are made, we may change the Policy by sending an endorsement. We may:
     operate the Separate Account as a management company, de-register the Separate Account if registration is no longer required, combine the Separate Account with other separate accounts, restrict or eliminate any voting rights associated with the Separate Account, or transfer the assets of the Separate Account relating to the Policies to another separate account.
We would, of course, not make any changes to the menu of Eligible Portfolios or to the Separate Account without complying with applicable laws and regulations. Such laws and regulations may require notice to and approval from the Policyholders, the SEC, and state insurance regulatory authorities.
Since we are the legal holder of the Eligible Portfolio shares held by the Separate Account, we can vote on any matter that may be voted upon at a shareholders' meeting. To the extent required by law, we will vote all shares of the Eligible Portfolios held in the Separate Account at shareholders' meetings in accordance with instructions we receive from you and other policyowners. The number of votes for which each policyowner has the right to provide instructions will be determined as of the record date selected by the Board of Directors of the American National Fund, the Fidelity Funds, or the T. Rowe Price Funds, as the case may be. We will furnish Policyowners with the proper forms, materials, and reports to enable them to give us these instructions. We will vote Eligible Portfolio shares held in each subaccount for which no timely instructions from policyowners are received and shares held in each subaccount which do not support Policyowner interests in the same proportion as those shares in that subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, we may vote shares of the American National Fund, the Fidelity Funds or the T. Rowe Price Funds in our own right. We may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Eligible Portfolios, or to approve or disapprove an investment adviser or principal underwriter for the Eligible Portfolios.
In addition, we may disregard voting instructions that would require changes in the investment objectives or policies of any Eligible Portfolio or in an investment adviser or principal underwriter for the Eligible Portfolios, if we reasonably disapprove those changes in accordance with applicable federal regulations. If we do disregard voting instructions, we will advise Policyowners of that action and our reasons for the action in the next annual report or proxy statement to Policyowners.
The Separate Account is not the only separate account that invests in the Eligible Portfolios. Other separate accounts, including those funding other variable life policies, variable annuity contracts, other insurance contracts and retirement plans, invest in certain of the Eligible Portfolios. We do not currently see any disadvantages to you resulting from the Eligible Portfolios selling shares to fund products other than the Policy. However, there is a possibility that a material conflict of interest may arise between the Policyowners and the owners of variable life insurance policies and the owners of variable annuity contracts whose values are allocated to another separate account investing in the Eligible Portfolios.
In addition, there is a possibility that a material conflict may arise between the interests of Policyowners or owners of other contracts and the retirement plans which invest in the Eligible Portfolios or those plans participants. If a material conflict arises, we will take any necessary steps, including removing the Eligible Portfolio from the Separate Account, to resolve the matter. The Board of Directors of each Eligible Portfolio will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses for the Eligible Portfolios for more information.
The Funds
Each of the twenty-five subaccounts of the Separate Account will invest in shares of a corresponding Eligible Portfolio.
The investment objectives and policies of each Eligible
Portfolio are summarized below. The Eligible Portfolios may not achieve their stated objectives. You will be notified of any material change in the investment policy of any portfolio in which you have an interest.
Each Eligible Portfolio's total operating expenses will include fees for management, shareholder services, and other expenses, such as custodial, legal, and other miscellaneous fees. The prospectuses for the American National Fund, the Fidelity Funds, and the T. Rowe Price Funds contain more detailed information about the Eligible Portfolios, including a description of investment objectives, restrictions, expenses and risks. You should carefully read those prospectuses and retain them for future reference.
You should periodically review your allocation to make sure that your investment choices are still appropriate in light of any market developments or changes in your personal financial situation.
     The American National Fund's current Eligible Portfolios and respective investment objectives are as follows:
 American National Money Market Portfolio seeks the highest current income consistent with the preservation of capital and maintenance of liquidity.
 American National Growth Portfolio seeks to achieve capital appreciation.
 American National Balanced Portfolio seeks to conserve principal, produce reasonable current income, and achieve long-term capital appreciation.
 American National Equity Income Portfolio seeks to achieve growth of capital and/or current income.
 American National Government Bond Portfolio seeks to provide as a high a level of current income, liquidity and safety of principal as is consistent with prudent investment risk through investment in a Portfolio consisting primarily of securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities.
 American National Small-Cap/Mid-Cap Portfolio seeks to provide long-term capital growth by investing primarily in stocks of small to medium-sized companies.
 American National High Yield Bond seeks to provide a high level of current income. As a secondary investment objective, the Portfolio seeks capital appreciation.
 American National International Stock Portfolio seeks to obtain long-term growth of capital through investments primarily in the equity securities of established, non-
U.S. companies.
Securities Management and Research, Inc. ("SM&R") is the investment adviser and manager of the American National Fund. SM&R also provides investment advisory and portfolio management services to our Company and other clients. SM&R maintains a staff of experienced investment personnel and related support facilities.
     The Fidelity Funds' current Eligible Portfolios and respective investment objectives are as follows:
     Fidelity Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity.
     Fidelity Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital.
     Fidelity High Income Portfolio seeks a high level of current income while also considering growth of capital.
     Fidelity Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.
     Fidelity Asset Manager: Growth Portfolio seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.
     Fidelity Balanced Portfolio seeks both income and growth of capital.
     Fidelity Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.
     Fidelity Index 500 Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P
500.
     Fidelity Growth and Income Portfolio seeks high total return through a combination of current income and capital appreciation.
     Fidelity Mid Cap Portfolio seeks long-term growth of capital.
     Fidelity Growth Opportunities Portfolio seeks to provide capital growth.
     Fidelity Contrafund Portfolio seeks long-term capital appreciation.
     Fidelity Growth Portfolio seeks capital appreciation. Fidelity Overseas Portfolio seeks long-term growth of capital.
Fidelity Management and Research Company ("FMR"), the
Fidelity Funds' investment adviser, was founded in 1946. FMR provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personal and a full compliment of related support facilities. Fidelity Management & Research (U.K.) Inc. ("FMR U.K.") and Fidelity Management and Research (Far East) Inc. ("FMR Far East") are wholly owned subsidiaries of FMR that provide research with respect to foreign securities. FMR U.K. and FMR Far East maintain their principal business offices in London and Tokyo, respectively. Fidelity Distributors Corporation distributes shares for the Fidelity Funds. FMR Corp. is the holding company for the Fidelity companies. Through ownership of voting common stock, Edward C. Johnson 3d , President and a Trustee of the Fidelity Funds, and various trusts for the benefit of Johnson family members form a controlling group with respect to FMR Corp.
 The T. Rowe Price Funds' current Eligible Portfolios and respective investment objectives are as follows:
T. Rowe Price International Series, Inc.
     T. Rowe Price International Stock Portfolio seeks to provide long-term growth of capital through investments primarily in common stocks of established non-U.S.
companies.
T. Rowe Price Equity Series, Inc.
     T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.
     T. Rowe Price Equity Income Portfolio seeks to provide substantial dividend income as well as long-term growth of capital through investments in common stocks of established companies.
T. Rowe Price Associates, Inc. is responsible for selection and management of the portfolio investments of T. Rowe Price Equity Series, Inc. Rowe Price-Fleming International, Inc., incorporated in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited, is responsible for selection and management of the portfolio investments of T. Rowe Price International Series, Inc.
We have entered into or may enter into agreements with the investment advisor or distributor for certain of the Eligible Portfolios. These agreements require us to provide administrative and other services. In return, we receive a fee based upon an annual percentage of the average net assets amount we invested on behalf of the Separate Account and our other separate accounts. Some advisors or distributors may pay us a greater percentage than others.
Fixed Account
You can allocate some or all of your premium payments to the Fixed Account. You can also, subject to certain limitations, transfer amounts from the Separate Account to the Fixed
Account or from the Fixed Account to the Separate Account.
(See "Transfers," page 22.)
We establish the Declared Rate and may adjust the rate each month; however, we guarantee an effective annual rate of at least 3.0% compounded daily.
Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in our General Account which supports insurance and annuity obligations. The General Account includes all of our assets, except those assets segregated in our separate accounts. We have discretion over the investment of assets of the General Account, subject to applicable law. We bear the risk that the investments in the General Account will lose money. You bear the risk that the Declared Rate will fall to a lower rate. Interests in the General Account have not been registered with the SEC as securities, and the General Account has not been registered as an investment company. Accordingly, neither the General Account nor any interest in the General Account is generally subject to the provisions of federal securities laws. The SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account portion of the Contract; however, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is general and is not tax advice.
Introduction
The following summary provides a general description of the federal income tax considerations relating to the Policy. This summary is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific Policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a Policy or the exercise of certain elections under the Policy. These comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy. Further, these comments do not take into account any federal estate and gift tax, state, or local tax considerations which may be involved in the purchase of a Policy or the exercise of certain elections under the Policy. For complete information on such federal and state tax considerations, a qualified tax advisor should be consulted.
We do not make any guarantee regarding the tax status of any Policy, and the following summary is not tax advice.
Tax Status of the Policy
In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the "Code"). Guidance as to how these requirements apply is limited. Nevertheless, we believe that Policies issued on a standard basis, should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a sub-standard basis and it is not clear whether such Policies will in all cases satisfy the applicable requirements. We reserve the right to restrict Policy transactions and to make other modifications in order to bring the Policy into compliance with such requirements.
In certain circumstances, owners of variable life insurance contracts may be considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners would be taxed on income and gains attributable to separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policyowner to allocate premium payments and transfer Accumulation Value, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policyowners investment control over Separate Account assets, we reserve the right to modify the Policies as necessary to prevent a Policyowner from being treated as the owner of the Separate Account assets.
In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through the Eligible Portfolios, will satisfy these diversification requirements.
The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes. Tax Treatment of Policy Proceeds
In General. We believe that the Death Benefit Proceeds under a Policy will be excludable from the gross income of the Beneficiary.
Generally, the Policyowner will not be deemed to be in constructive receipt of the Accumulation Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."
Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit option, a Policy loan, a partial or full surrender, the addition of the Accelerated
Death Benefit, the continuation of the Policy beyond the younger Insured's 100th birthday, a change in ownership, or an assignment of the Policy may have federal income tax consequences.
Modified Endowment Contracts. Whether a Policy is treated as a Modified Endowment Contract depends upon the amount of premiums paid in relation to the Death Benefit provided under the Policy. The rules for determining whether a Policy is a Modified Endowment Contract are extremely complex. In general, however, a Policy will be considered to be a Modified
Endowment Contract if the accumulated premium payments made at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premium payments.
In addition, if a Policy is "materially changed," it may cause such Policy to be treated as a Modified Endowment Contract. The material change rules for determining whether a Policy is a Modified Endowment Contract are also extremely complex. In general, however, the determination of whether a Policy will be a Modified Endowment Contract after a material change depends upon (i) the relationship of the Death Benefit at the time of change to the Accumulation Value at the time of such change, and (ii) the additional premiums paid in the seven Policy Years following the date on which the material change occurs.
The manner in which the premium limitation and material change rules should be applied to certain features of the Policy and its riders is unclear. If we determine that a Policyowner has made excessive premium payments which will cause a Policy to be considered a Modified Endowment Contract, we will notify the Policyowner of the tax consequences and give the Policyowner the option of having the excessive premiums refunded. If the Policyowner requests a refund within 30 days after receipt of such notice, we will refund the excessive premium payments to prevent the Policy from becoming a Modified Endowment Contract.
Due to the Policy's flexibility, classification of a Policy as a Modified Endowment Contract will depend upon the individual circumstances of each Policy. Accordingly, a prospective Policyowner should contact a qualified tax advisor before purchasing a Policy to determine the circumstances under which the Policy would be a Modified Endowment Contract. In addition, a Policyowner should contact a tax advisor before making any change to a Policy, exchanging a Policy, or reducing Policy benefits, to determine whether such change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a Modified Endowment Contract.
If a Policy becomes a Modified Endowment Contract, distributions such as partial surrenders and Policy loans that occur during the Policy Year it becomes a Modified Endowment Contract and any subsequent Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner.
This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.
Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or a lapse or termination of a Policy, if the amount received plus the amount of any indebtedness exceeds the total investment in the policy (described below), the excess will generally be treated as ordinary income subject to tax.
Distributions Other Than Death Benefit Proceeds from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts will be subject to the following tax rules:
(1) All distributions from such a Policy (including distributions upon partial or full surrender and benefits paid at maturity) are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the policy at such time.
(2) Loans taken from (or secured by) such a Policy are treated as distributions from such a Policy and taxed accordingly. This includes unpaid loan interest that is added to the principal of a loan.
(3) A 10 percent penalty tax is imposed on the portion of any distribution from such a Policy that is included in income. This includes any loan taken from or secured by such a Policy. This penalty tax does not apply if the distribution or loan:
(a) is made on or after the Policyowner reaches actual age 591/2;
(b) is attributable to the Policyowner's becoming disabled; or
(c) is part of a series of substantially equal periodic payments for (i) the life (or life expectancy) of the Policyowner, or (ii) the joint lives (or joint life expectancies) of the Policyowner and the Beneficiary.
Distributions Other Than Death Benefit Proceeds from Policies that are not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Policy that is not classified as a Modified Endowment Contract generally are treated first as a recovery of the Policyowner's investment in the policy. After the recovery of all investment in the policy, additional amounts distributed are taxable income. However, certain distributions that must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.
Policy Loans. Loans from a Policy (or secured by a Policy) that is not a Modified Endowment Contract are generally not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner. However, the tax consequences associated with Policy loans that are outstanding after the first 15 Policy Years are less clear and a tax adviser should be consulted about such loans. Interest paid on a Policy loan generally is not be tax-deductible. The Policyowner should consult a tax advisor regarding the deductibility of interest paid on a Policy loan.
Finally, neither distributions from nor loans from (or secured by) a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.
Investment in the Policy. "Investment in the policy" means:
(a) the aggregate amount of any premium payments or other consideration paid for a Policy; minus
(b) the aggregate amount of distributions received under the Policy that is excluded from the gross income of the Policyowner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment
Contract, to the extent such amount is excluded from gross income, will be disregarded); plus
(c) the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Policyowner.
Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Policyowner during any calendar year are treated as one Modified Endowment Contract. This applies to determining the amount includible in the Policyowner's income when a taxable distribution occurs. Other Policyowner Tax Matters. The tax consequences of continuing the Policy beyond the younger Insured's 100th year are unclear. You should consult a tax advisor if you intend to keep the Policy in force beyond the younger Insured's 100th year.
Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.
Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary. A tax advisor should be consulted on these consequences.
Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Moreover, it is possible that any change could be retroactive (that is, effective prior to the date of change). Consult a tax adviser with respect to legislative developments and their effect on the Policy. American National's Income Taxes
Income Taxes"
American National is taxed as a life insurance company under the Code. Under current federal income tax law, American National is not taxed on the Separate Account's operations. Thus, we currently do not deduct a charge from the Separate Account for federal income taxes. Nevertheless, we reserve the right in the future to make a charge for any such tax that we determine to be properly attributable to the Separate Account or to the Policies.
Under current laws in some states, we may incur state and local taxes (in addition to premium taxes for which a deduction from premium payments is currently made). At present, these taxes are not significant, and we are not currently charging for them. However, we may deduct charges for such taxes in the future.

OTHER INFORMATION
Sale of the Policy
SM&R, one of our wholly-owned subsidiaries, is the principal underwriter of the Policy. SM&R was organized December 15, 1964 under the laws of the State of Florida. SM&R is a registered broker-dealer and a member of the National Association of Securities Dealers. (See the American National Fund's prospectus.)
SM&R will pay commissions to its registered representatives who sell the Policies based upon a commission schedule. In Policy Years one through five, the commissions to the registered representatives will not exceed 13% of the total premium contribution. In later years, the registered representatives will receive renewal commissions which will not exceed 0.25% of the Accumulation Value. We may pay registered representatives who meet certain production standards additional compensation. SM&R will pay overriding commissions to managers, and we may pay bonuses to the managers for the sale of the Policy. SM&R and the Company may also authorize other registered broker-dealers and their registered representatives to sell the Policy.
The Contract
The Policy, the application, any supplemental applications, and any riders, amendments, or endorsements make up the entire contract. Only statements in the application attached to the Policy and any supplemental applications made a part of the Policy can be used to contest a claim or the validity of the Policy. Any changes must be approved in writing by the President, Vice President, or Secretary of American National. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions. Differences in state laws may require us to offer a Policy in a state which has suicide, incontestability, refund provisions, surrender charges, or other provisions more favorable than provisions in other states.
Control of Policy. Subject to the rights of any irrevocable Beneficiary and assignee of record, all rights, options, and privileges belong to the Policyowner or owners, if living; otherwise to any contingent owner or owners, if living; otherwise to the estate of the last Policyowner to die. Beneficiary. You can name primary and contingent beneficiaries. Initial Beneficiary(ies) are specified in the application. Payments will be shared equally among Beneficiaries of the same class unless otherwise stated. If a Beneficiary dies before the Second Insured dies, payments will be made to any surviving Beneficiaries of the same class; otherwise to any Beneficiary(ies) of the next class; otherwise to the estate of the Second Insured.
Change of Beneficiary. Unless the Beneficiary designation is irrevocable, you can change the Beneficiary by written request on a Change of Beneficiary form at any time during either Insured's lifetime. We may require that the Policy be returned to the Home Office for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at the Home Office. We will not be liable for any payment made or action taken before the change is recorded. There is no limit on the number of changes that may be made.
Change in Policyowner or Assignment. In order to change any Policyowner or assign Policy rights, an assignment of the Policy must be made in writing and filed at our Home Office. The change will take effect as of the date the change is recorded at our Home Office, and we will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. No partial or contingent assignment of the Policy will be permitted. A collateral assignment is not a change of ownership.
Incontestability. The Policy is incontestable after it has been in force for two years from the Date of Issue during the lifetime of both Insureds. An increase in the Specified Amount or addition of a rider after the Date of Issue shall be incontestable after such increase or addition has been in force for two years from its Policy Date during the lifetime of both Insureds. However, this two year provision shall not apply to riders that provide disability or accidental death benefits. Any reinstatement of a Policy shall be incontestable during the lifetime of both Insureds only after having been in force for two years after the Policy Date of the reinstatement.
Misstatement of Age or Sex. If the age or sex of either Insured has been misstated, the amount of the Death Benefit will be adjusted as provided for in the Policy.
Suicide. Suicide within two years after Date of Issue is not covered by the Policy unless otherwise provided by a state's insurance law. If either Insured, while sane or insane, commits suicide within two years after the Date of Issue, we will pay only the premiums received less any partial surrenders and Policy Debt. If either Insured, while sane or insane, commits suicide within two years after the Policy Date of any increase in the Specified Amount, our liability with respect to such increase will be only the total cost of insurance applied to the increase. If either Insured, while sane or insane, commits suicide within two years from the Policy Date of reinstatement, our liability with respect to such reinstatement will only be for the return of cost of insurance and expenses, if any, paid on or after the reinstatement.
Postponement of Payments. Payment of any amount upon refund, full surrender, partial surrender, Policy loans, benefits payable at death, and transfers, which require valuation of a subaccount, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC by order permits postponement for the protection of Policyowners; or
(3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or determination of the value of the Separate Account's Accumulation Value is not reasonably practicable. Surrenders, loans, or partial surrenders from the Fixed Account may be deferred for up to 6 months from the date of written request. Additional Insurance Benefits (Riders). Subject to certain requirements, certain additional optional benefits may be obtained. The cost of any such additional insurance benefits, which will be provided by "riders" to the Policy, will be deducted as part of the Monthly Deduction. Riders in force during the time the Guaranteed Coverage Benefit is in effect will increase the Guaranteed Coverage Premium requirement. Policy Split Option
Subject to evidence of insurability satisfactory to us at the time of split request, we will issue separate Policies to each of the Insureds upon your request and upon surrender of the Policy within 180 days after the Insureds' (who were married to one another at the effective date) legal divorce or upon a tax law change which disallows the estate tax marital deduction. We may require proof of the legal divorce.
At the time of request for the split is made you must specify the manner in which the Surrender Value and Death Benefit are to be allocated between the two Policies to be issued; provided that no more than 50% of Death Benefit may be allocated to one Policy. The Policies issued in replacement of this Policy will be on substantially the same terms as the exchanged Policy, with the Surrender Value and the amount of any Policy Debt under the exchanged Policy allocated between the new Policies in the same percentages as the Surrender Value. Each of the new policies will be subject to new time periods for the surrender charge schedule. Premiums for the new Policies will reflect the sex and class of the Insured at the time of the original issue.
This option will terminate when the elder of the two Insureds reaches age 80 or if the Policy terminates.
Dividends
The Policy is non-participating and therefore is not eligible for dividends and does not participate in any distribution of our surplus.

Legal Matters
Greer, Herz and Adams, L.L.P., our general counsel, has reviewed various matters of Texas law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy.
Legal Proceedings
The Company and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time no lawsuits are pending or threatened that are reasonably likely to have a material adverse impact on the Separate Account or on us.
Registration Statement

We filed a registration statement covering information about the Policy with the SEC. The registration statement, and its subsequent amendments, included this prospectus, but it also contained additional information. This prospectus is simply a summary of the contents of the Policy and related legal instruments. If you want more complete information regarding any of the matters described in this prospectus, you should consult the registration statement.


The consolidated financial statements of American National Insurance Company and subsidiaries as of December 31, 2001 and 2000 and for the years then ended and the statements of net assets of American National Variable Life Separate Account as of December 31, 2001 and the related statements of operations for the year then ended, and the statements of changes in net assets for the periods presented,included in this prospectus and elsewhere in the registration statement, have been audited by KPMG LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said report. The report of KPMG LLP covering the 2001 consolidated financial statements of American National Insurance Company and subsidiaries refers to the Company's adoption of Statement of Financial Accounting
 Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities."

The consolidated statement of income, and the related statements of changes in stockholders' equity and cash flows of American National Insurance Company and subsidiaries for the year ended December 31, 1999 and the statement of operations and the related statement of changes in net assets of American National Variable Life Separate Account for the year ended December 31, 1999 included in this prospectus and elsewhere in the registration statement, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

As stated in his opinion that was filed as an exhibit to the registration statement, Rex D. Hemme has examined the actuarial matters included in this prospectus.

The consolidated statement of income, and the related statements of changes in stockholders' equity and cash flows of American National Insurance Company and subsidiaries for the year ended December 31, 1999 and the statement of operations and the related statement of changes in net assets of American National Variable
Life Separate Account for the year ended December 31,
1999 included in this prospectus and elsewhere in the registration statement, have been audited by Arthur
Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.



SENIOR EXECUTIVE OFFICERS AND
DIRECTORS OF
American National Insurance Company
NAME
Position(s) with American National Insurance Company
Principal Occupations Last Five Years and Other Positions Held
ROBERT L. MOODY
Chairman of the Board, Director and Chief Executive
Officer
American National: President, January 1996 to April 2000; Chairman of the Board, April 1982 to present; Chief Executive Officer, July 1991 to present; and Director, March 1960 to present.
ANREM Corporation: Director, September 1985 to present. Moody Bancshares, Inc.: Director and President, 1982 to present. Moody Bank Holding Company, Inc.: Director and President, 1988 to present. Moody National Bank of Galveston: President, 1980 to 1993; Chairman of the Board and Director, 1980 to present; Director since 1969. National Western Insurance Company:
Chairman of the Board, Director and Chief Executive Officer, 1971 to present. The Moody Foundation: Trustee, 1955 to present. Gal-Tex Hotel Corporation: Chairman of the Board and Director, 1954 to present. Gal-Tenn Hotel Corporation:
Director. GTG Corporation: Director. Gal-Tex Management Co.:
Director. Gal-Tex Woodstock, Inc.: Director. New Paxton Hotel
Corporation: Director. Transitional Learning Center at
Galveston: Chairman of the Board and Director. The Moody
Endowment: Chairman of the Board and Director. The Mary Moody Northen, Inc.: Director. Gal-Tex Crockett, Inc.: Director.


G. RICHARD FERDINANDTSEN
Director, President and Chief Operating Officer

American National: President and Chief Operating Officer, May
2000 to present; Director, 1998 to present; Senior Executive
Vice President and Chief Operating Officer, April 1997 to present; Senior Executive Vice President and Chief
Administrative Officer, April 1996 to April 1997; Senior Vice
President, Health Insurance Operations, April 1993 to April
1996; Senior Vice President, Director of Group Insurance, July
1990 to April 1993. American National Life Insurance Company of Texas: Chairman of the Board, President, Chief Executive
Officer and Director, 1998 to present; and Vice President,
Health Insurance Operations, April 1993 to 1998. American
National Property and Casualty Company: Director, November
1992 to present; and Vice Chairman of the Board, 1998 to present. American National General Insurance Company:
Director, November 1992 to present; and Vice Chairman of the Board, 1998 to present. American National Lloyds Insurance
Company: Underwriter, March 1993 to present.  Pacific P & C,
Inc.: Director, 1995 to present; and Vice Chairman of the Board. Standard Life and Accident Insurance Company: Director,
Chairman of the Board, President and Chief Executive Officer,
May 1996 to present. Garden State Life Insurance Company:
Director. Securities Management & Research, Inc.: Director.
Comprehensive Investment Services, Inc.: Director. Alternative
Benefit Management, Inc.: Director, President and Chief
Executive Officer. ANMEX International Services, Inc.:
Director and President. ANMEX International, Inc.: Director and President. Farm Family Holdings, Inc.: Director, April, 2001 to present. Farm Family Casualty Insurance Company: Director, April, 2001 to present. Farm Family Life Insurance Company: Director, April, 2001 to present. United Farm Family Insurance Company: Director, April, 2001 to present.



IRWIN M. HERZ, JR.
Director

American National: Director: 1984 to present. Greer, Herz &
Adams, L.L.P.: Partner, March 1980 to present, General Counsel to American National. Three R Trust: Trustee, April 1971 to present. Garden State Life Insurance Company: Director, June
1992 to present. American National Property and Casualty
Company: Director. Farm Family Holdings, Inc.: Director, April, 2001 to present. Farm Family Casualty Insurance Company: Director, April, 2001 to present. Farm Family Life Insurance Company: Director, April, 2001 to present. United Farm Family Insurance Company: Director, April, 2001 to present. Galveston Housing
Authority: Commissioner and Chairman. The Westcap Corporation: Director, 1983 to 1999.Galveston Housing Authority: Commissioner and Chairman. The Westcap
Corporation:  Director, 1983 to 1999.


R. EUGENE LUCAS
Director

American National: Director, April 1981 to present. Gal-Tex Hotel Corporation: President and Director, March 1971 to present. Gal-Tenn Hotel Corporation: President and Director, March 1971 to present. Gal-Tex Management Company: President and Director, May 1985 to present. Gal-Tex Woodstock, Inc.:
President and Director, November 1995 to present. Securities Management and Research, Inc.: Director, November 1982 to present. ANREM Corporation: Director, September 1982 to present. Colonel Museum, Inc.: Director, March 1985 to present. GTG Corporation: President and Director.

E. DOUGLAS MCLEOD
Director

American National: Director, April 1984 to present. ANREM
Corporation: Director, October 1979 to present. National
Western Life Insurance Company: Director, 1979 to present.
Independent County Mutual Fire Insurance Company of Texas:
Director, June 1984 to present. Attorney. The Moody
Foundation: Director of Development, May 1982 to present.
McLeod Properties: Owner. Texas State House of
Representatives: Past Member. Moody Gardens, Inc.: Chairman and Director, 1988 to present. Colonel Museum, Inc.: Vice
President and Director, 1985 to present. Center for Transportation and Commerce: Chairman and Director, 1983 to present. South Texas College of Law: Director.

FRANCES ANNE MOODY
Director

American National: Director, April 1987 to present. The Moody
Foundation: Executive Director, January 1998 to present and Regional Grants Advisor, September 1996 to 1998. National Western Life Insurance Company: Director, 1990 to present. The Moody Endowment: Director, 1991 to present. Investments, Dallas, Texas. Transitional Learning Center at Galveston,
Inc.: Director, 1991 to present.
RUSSELL S. MOODY
Director
American National: Director, April 1986 to present. National Western Life Insurance Company: Director, 1988 to present. Investments, Austin, Texas.

WILLIAM L. MOODY IV
Director

American National: Director, March 1951 to present. Moody National Bank of Galveston: Director, January 1969 to March 1996, and Advisory Director, March 1996 to present. Moody Ranches, Inc.: President and Director, May 1959 to present. American National Life Insurance Company of Texas: Director, November 1969 to present. Rosenberg Library: Board of Trustees, 1970 to present. University of Texas Medical Branch Development Board: Director, 1970 to present. Investments, Ranching, Oil & Gas, Galveston, Texas.


JAMES D. YARBROUGH
Director

County of Galveston, Texas: County Judge, January, 1995 to present. Boy Scouts of America - Bay Area Council: Executive Board Member. Edgewater Retirement
Community: Director. Galveston County Economic Development Alliance: Member. Shearn Moody Plaza Corporation: Director. Texas First Bank - Galveston:
Advisory Board Member. Texas City - LaMarque Chamber of Commerce: Advisory Board Member. University of Houston - Clear Lake: Development and Advisory Council Member. Health Facilities Development Corporation of Galveston County,
Texas: Director. Juvenile Justice Alternate Education Program Board of Galveston
County: Director. Juvenile Board of Galveston County, Texas: Director. Purchasing Agent Board of Galveston County, Texas: Director. James D. Yarbrough & Co.: Financial Consultant, October, 1989 through December, 1994.


DAVID A. BEHRENS
Executive Vice President

American National: Executive Vice President, Independent Marketing, January 1999 to present. Lincoln Benefit Life:
Director, Senior Vice President, Marketing, September 1993 to January 1999. American National Life Insurance Company of
Texas: Vice President.

ROBERT A. FRUEND
Executive Vice President

American National: Executive Vice President, November 1988 to present. American National Property and Casualty Company:
Director. American National Life Insurance Company of Texas:
Director and Vice President. American National General Insurance Company: Chairman of the Board and Director. American National Insurance Service Company: Director. American National Lloyds Insurance Company: Director. ANPAC
Lloyds Insurance Management, Inc.: Director. Pacific   P & C,
Inc.: Director and Chairman of the Board. Securities Management and Research, Inc.: Director.

BILL J. GARRISON
Executive Vice President

American National: Executive Vice President, Director of Home Service Division, April 1991 to present. ANMEX International Services, Inc.: Vice President and Director. ANMEX International, Inc.: Vice President and Director. American National de Mexico, Compania de Seguros de Vida, S.A. de
C.V.: Director. American National Promotora de Ventas, S.A. de
C.V.: Director. Servicios de Administracion American National:
Director.


MICHAEL W. MCCROSKEY
Executive Vice President

American National: Executive Vice President- Investments, 1995 to present; and Senior Vice President-Real Estate and Mortgage
Loans, 1986 to 1995. ANREM Corporation: Director, June 1977 to present; and President, October 1986 to present. American
National Life Insurance Company of Texas: Assistant Secretary,
December 1986 to present. Standard Life and Accident Insurance
Company: Vice President, May 1988 to present. ANTAC, Inc.:
President and Director, 1995 to present. Securities Management and Research, Inc.: President, Chief Executive Officer and
Director, 1994 to present. American National Funds Group:
President and Director, 1994 to present. SM&R Investments,
Inc. (formerly SM&R Capital Funds, Inc.): Chief Executive
Officer; President and Director, 1994 to present. American
National Investment Accounts, Inc.: President and Director,
1994 to present. Pacific P & C, Inc.: Vice President, 1995 to present. Garden State Life Insurance Company: Vice President,
May 1994 to present. American National Property and Casualty
Company Vice President: June 1994 to present. American
National General Insurance Company: Vice President, June 1994 to present. Farm Family Holdings, Inc.: Director, April, 2001 to present. Farm Family Casualty Insurance Company: Director, April, 2001 to present. Farm Family Life Insurance Company: Director, April, 2001 to present. United Farm Family Insurance Company: Director, April, 2001 to present.



GREGORY V. OSTERGREN
Executive Vice President
American National: Executive Vice President and Director of
Multiple Line Marketing, May 2000 to present. American
National Property and Casualty Company: Chairmen, President, and Chief Executive Officer, May 2000 to present, President and Chief Executive Officer, October 1990 to May 2000.
American National General Insurance Company: Director.
American National Insurance Service Company: Director and
Chairman of the Board. American National Lloyds Insurance
Company: Director, President, and Chief Executive Officer.
ANPAC Lloyds Insurance Management, Inc.: Director, President, and Chief Executive Officer. Pacific P & C, Inc.: Director,
President and Chief Executive. Farm Family Holdings, Inc.: Chairman of the Board and Director, April, 2001 to present. Farm Family Casualty Insurance
Company: Chairman of the Board and Director, April, 2001 to present. Farm Family Life Insurance Company: Chairman of the Board and Director, April, 2001 to present. United Farm Family Insurance Company: Chairman of the Board and Director, April, 2001 to present.



JAMES E. POZZI
Executive Vice President

American National: Executive Vice President, Independent
Markets, June 1992 to April 1996; and Executive Vice
President, Corporate Planning and Development, April 1996 to present. American National Life Insurance Company of Texas:
Vice President, April 1993 to present. Farm Family Holdings, Inc.: Director, April, 2001 to present. Farm Family Casualty Insurance Company: Director, April, 2001 to present. Farm Family Life Insurance Company: Director, April, 2001 to present. United Farm Family Insurance Company: Director, April, 2001 to present.



RONALD J. WELCH
Executive Vice President

American National: Executive Vice President and Chief Actuary,
April 1996 to present; and Executive Vice President and Chief
Actuary, April 1986 to April 1996. Standard Life and Accident
Insurance Company: Director, December 1987 to present.
American National Property and Casualty Company: Director,
November 1987 to present. American National General Insurance
Company: Director, November 1987 to present. American National
Life Insurance Company of Texas: Director, November 1986 to present, Actuary, April 1980 to present, and Senior Vice
President, April 1990 to present. Garden State Life Insurance
Company: Chairman of the Board and Director, June 1992 to present: Pacific P & C, Inc.: Director, 1995 to present.
American National Insurance Service Company: Director,
December 1995 to present. Securities, Research & Management,
Inc.: Director. ANMEX International Services, Inc.: Director and Vice President. ANMEX International, Inc.: Director and
Vice President. Alternative Benefit Management, Inc.:
Director. Farm Family Holdings, Inc.: Director, April, 2001 to present. Farm Family Casualty Insurance Company: Director, April, 2001 to present. Farm Family Life Insurance Company: Director, April, 2001 to present. United Farm Family Insurance Company: Director, April, 2001 to present.


CHARLES H. ADDISON
Senior Vice President

American National: Senior Vice President, Systems Planning and Computing, April 1978 to present. American National Property and Casualty Company: Director, November 1981 to present. American National General Insurance Company: Director, November 1981 to present. Pacific P & C, Inc.: Director, 1995 to present. Standard Life and Accident Insurance Company:
Director, January 1996 to present.

ALBERT L. AMATO
Senior Vice President

American National: Senior Vice President, Life Policy Administration, April 1994 to present; and Vice President, Life Policy Administration, April 1984 to April 1994. American National Life Insurance Company of Texas: Vice President, May 1984 to present. Garden State Life Insurance Company: Vice President, August 1992 to present, Director, August 1992 to December 1993, and Advisory Director, December 1993 to present. Standard Life and Accident Insurance Company: Vice President, Life Policy Administration. Alternative Benefit Management, Inc.: Director and Senior Vice President.

GLENN C. LANGLEY
Senior Vice President

American National: Senior Vice President, Human Resources, November 1995 to present; Vice President, Assistant Personnel Director, April 1983 to November 1995; Assistant Vice President, Equal Employment Opportunity/Affirmative Action Program Coordinator, April 1976 to April 1983; and Assistant Vice President, Personnel Placement Director, April 1969 to April 1976. Standard Life and Accident Insurance Company: Vice President, Director of Human Resources. Garden State Life Insurance Company: Vice President, Human Resources.

STEPHEN E. PAVLICEK
Senior Vice President and Controller

American National: Senior Vice President and Controller, April 1996 to present; Vice President and Controller, 1994 to April 1996; and Assistant Vice President - Financial Reports, 1983 to 1994. ANTAC, Inc.: Assistant Treasurer, 1995 to 1998. Garden State Life Insurance Company: Controller, June 1992 to present. American National Life Insurance Company of Texas:
Controller, August 1994 to present. ANREM Corporation:
Director. American National Property and Casualty Company:
Director. American National General Insurance Company:
Director. Pacific P & C, Inc.: Director. Standard Life and Accident Insurance Company: Vice President, Controller and Director. ANDV '97: Assistant Treasurer. ANMEX International Services, Inc.: Controller. ANMEX International, Inc.:
Controller. Alternative Benefit Management, Inc.: Senior Vice President, Controller and Director.

STEVEN H. SCHOUWEILER
Senior Vice President

American National: Senior Vice President, Health Insurance
Operations, May 1998 to present. Standard Life and Accident
Insurance Company: Vice President, Claims, May 1998 to present. American National Life Insurance Company of Texas:
Director and Senior Vice President, May 1998 to present.
Alternative Benefit Management, Inc.: Chief Administrative
Officer, Senior Vice President and Director. Conseco Group
Risk Management: President and Chief Executive Officer,
December 1989 to April 1998.

JAMES R. THOMASON
Senior Vice President

American National: Senior Vice President, Credit Insurance
Services, April 1987 to present.

GARETH W. TOLMAN
Senior Vice President
American National: Senior Vice President, Corporate Affairs, April 1996 to present; and Vice President, Corporate Affairs, April 1976 to April 1996. American National Life Insurance Company of Texas: Vice President. Garden State Life Insurance Company, Vice President, Corporate Affairs. Standard Life and Accident Insurance Company, Vice President, Corporate Affairs.


J. MARK FLIPPIN
Secretary

American National: Secretary, September 2001 to present; Assistant Vice President, Director of Life Marketing, April 1997 to September 2001.
ANREM Corporation: Secretary, September 2001 to present. American National Life Insurance Company of Texas: Secretary and Treasurer, September 2001 to present; Standard Life and Accident Insurance Company: Secretary and Treasurer, September 2001 to present; Garden State Life Insurance
Company: Secretary and Treasurer, September 2001 to present. American National Property and Casualty Company: Assistant Secretary, September 2001 to present. American National General Insurance Company: Assistant Secretary, September 2001 to present. Pacific P & C, Inc.: Assistant Secretary, September 2001 to present. ANDV '97: Secretary, September
2001 to present. ANMEX International Services, Inc.: Secretary and Treasurer, September 2001 to present. ANMEX International, Inc.:
Secretary and Treasurer, September 2001 to present. Comprehensive Investment Services, Inc.: Secretary, September 2001 to present; Alternative Benefit Management, Inc.: Secretary and Treasurer, September 2001 to present.


APPENDIX
Illustrations of Death Benefits, Accumulation Values, and
Surrender Values
Accumulation Values and Surrender Values"
The tables on pages 56 through 59 illustrate how Accumulation Value, Surrender Value, and Death Benefit of a Policy may change with the investment performance of the Eligible Portfolios. These illustrations are hypothetical and may not be used to project or predict investment results. The illustrations assume:
     a gross annual investment rate of return (i.e., investment income and capital gains and losses) of 0%, 6% or 12%, a $100,000 Specified Amount, the Insureds are a male, age 45, and a female, age 45, the Policy is issued under the tobacco non-user underwriting risk classification for each Insured, the premium is paid at the beginning of each Policy Year, all Accumulation Value is allocated to the Separate Account, no Policy Loans are made, no changes in the Specified Amount, no partial surrenders no riders no transfers to the Fixed Account, no more than twelve transfers among Subaccounts, and fees and expenses for the Eligible Portfolios at a hypothetical annual rate of 0.76% of net assets (the rate is a simple average, for all Eligible Portfolios, of the "Management Fees" and "Other Expenses", indicated for each Eligible Portfolio in the Eligible Portfolio Annual Expenses table. Certain fee waiver and expense reimbursement arrangements exist and are reflected in this average. Excluding the effect of these arrangements, the simple average of the "Management Fees" and "Other Expenses" would be 0.82%).
The Accumulation Value, Surrender Value, and Death Benefit shown in the illustrations may be different if any of the above assumptions changed.
The second column of the tables shows the value of the premiums paid accumulated at a 5% annual interest rate.
The tables on pages 56 and 59 are based on the current schedule of Monthly Deductions. We may, however, change the current schedule of Monthly Deductions at any time and for any reason. Accordingly, you should not construe the tables as guarantees or estimates of amounts to be paid in the future.
The tables on pages 56 and 59 are based on the assumption that the maximum allowable Monthly Deductions are made throughout the life of the Policy.
The tables show that the net investment return of each subaccount is lower than the gross return of the assets held in its corresponding Eligible Portfolio because of the charges against the subaccounts.
Illustrations also reflect the Daily Asset Charge, which is levied against each Subaccount at an annual rate of 0.90% of average daily Accumulation Value in the first 20 Policy Years and 0.60% thereafter. After adjustment to reflect the Daily
Asset Charge and the average Eligible Portfolio Annual
Expenses, the illustrated hypothetical gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate hypothetical net annual rates of -1.65%, 4.30% and 10.24% in years 1 - 20; -1.35%, 4.61% and 10.57% in years 21 and thereafter.
The illustrations do not reflect any charges for federal income tax burden attributable to the Separate Account, since we are not currently making such charges. However, such charges may be made in the future, and, in that event, the gross annual investment rate of return would have to exceed
0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the values illustrated. (See
"Federal Income Tax Considerations," page 38.)
If a Policy Loan is made, both Surrender Value and Death
Benefit Proceeds will be reduced by the amount of outstanding Policy Debt. Even if repaid, Policy Debt may permanently affect the Policy's values. The effect could be favorable or unfavorable depending on whether the investment performance of the subaccount(s)/Fixed Account you selected is less than or greater than the interest rate credited to the Accumulation
Value held to secure the loan.
If a partial surrender is made, the surrender will immediately reduce the values by the amount of the partial surrender, a $25 fee for each partial surrender, and any applicable surrender charge. If the Policy is surrendered, a surrender charge may be imposed and the Policyowner may receive less than the total premium paid. In the illustrations, the difference between the Accumulation Value and the Surrender
Value in any year is the surrender charge.
Upon request, we will provide a comparable illustration based upon the proposed Insured's age, sex and underwriting classification, the Specified Amount, the Death Benefit option, Planned Periodic Premium schedule, and any available riders requested.



AMERICAN NATIONAL INSURANCE COMPANY
ONE MOODY PLAZA
GALVESTON, TEXAS 77550-7999
SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE
DEATH BENEFIT OPTION A; SPECIFIED AMOUNT - $100,000
MALE ISSUE AGE 45   FEMALE ISSUE AGE 45
TOBACCO NON-USER
CURRENT SCHEDULE OF CHARGES
PLANNED PERIODIC PREMIUM OF $810 PAID AT THE BEGINNING OF EACH
POLICY YEAR
     VALUES BASED ON ASSUMED HYPOTHETICAL GROSS
     ANNUAL INVESTMENT RATES OF RETURN OF
     0%
END OF      PREMIUMS      ACCUMULATION      SURRENDER      DEATH
POLICY      ACCUMULATED      VALUE           VALUE         BENEFIT
YEAR        AT 5%
1           851              583               0           100,000
2           1,744          1,153               0           100,000
3           2,681          1,711               0           100,000
4           3,666          2,256               0           100,000
5           4,700          2,789             261           100,000
6           5,785          3,438             954           100,000
7           6,925          4,073           1,635           100,000
8           8,122          4,693           2,303           100,000
9           9,378          5,298           2,956           100,000
10         10,697          5,888           3,596           100,000
15         18,353          8,730           6,704           100,000
20         28,123         11,139          11,139           100,000
25         40,592         13,080          13,080           100,000
30         56,506         13,951          13,951           100,000
Age 65     28,123         11,139          11,139           100,000

     6%
ACCUMULATION VALUE     SURRENDER VALUE     DEATH BENEFIT
623                         0              100,000
1,271                       0              100,000
1,942                       0              100,000
2,639                      67              100,000
3,363                     835              100,000
4,246                   1,762              100,000
5,164                   2,726              100,000
6,116                   3,726              100,000
7,104                   4,762              100,000
8,130                   5,838              100,000
14,001                 11,975              100,000
21,022                 21,022              100,000
29,664                 29,664              100,000
39,730                 39,730              100,000
21,022                 21,022              100,000

     12%
ACCUMULATION VALUE     SURRENDER VALUE     DEATH BENEFIT
    664                     0                 100,000
  1,393                     0                 100,000
  2,193                     0                 100,000
  3,071                   499                 100,000
  4,037                 1,509                 100,000
  5,233                 2,749                 100,000
  6,547                 4,109                 100,000
  7,991                 5,601                 100,000
  9,578                 7,236                 100,000
 11,321                 9,029                 100,000
 23,168                21,142                 100,000
 42,219                42,219                 100,000
 74,024                74,024                 100,000
126,547               126,547                 132,875
 42,219                42,219                 100,000

*    GUARANTEED COVERAGE PREMIUM $810
Until age 100, under Death Benefit Option A the Death Benefit is the current Specified Amount of the Policy or, if greater, the applicable corridor percentage of Accumulation Value at the end of the Valuation Period that includes the date of the Insured's death. Corridor percentages are specified in the Policy. The Death Benefit at age 100 and thereafter equals the Accumulation Value.
American National agrees to keep the Policy in force for the period stipulated under the Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Policy provisions are met even though, in certain instances, the minimum payment allowed by the Policy will not, after the payment of Monthly Deductions, generate positive Surrender Value at one or more points during such period.
Accumulation Value, Surrender Value and Death Benefit may be different if premiums are paid with a different frequency or timing or if of different amounts. Illustration assumes no Policy loan or partial surrender has been made. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payment.
THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN NOR A SUGGESTION THAT SUCH RESULTS WILL BE ACHIEVED. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER, DIFFERENT RETURNS OF ELIGIBLE PORTFOLIOS, PREVAILING INTEREST RATES AND RATES OF INFLATION. NO REPRESENTATIONS CAN BE MADE BY AMERICAN NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ALTHOUGH THE ACTUAL RATES OF RETURN MAY AVERAGE 0%, 6%, or 12% OVER A PERIOD OF YEARS, IF THEY HAVE FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS THE ACCUMULATION VALUE, DEATH BENEFIT AND SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE.



AMERICAN NATIONAL INSURANCE COMPANY
ONE MOODY PLAZA
GALVESTON, TEXAS 77550-7999
SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE
DEATH BENEFIT OPTION A; SPECIFIED AMOUNT - $100,000
MALE ISSUE AGE 45   FEMALE ISSUE AGE 45
TOBACCO NON-USER
GUARANTEED SCHEDULE OF CHARGES
PLANNED PERIODIC PREMIUM OF $810 PAID AT THE BEGINNING OF EACH
POLICY YEAR
     VALUES BASED ON ASSUMED HYPOTHETICAL GROSS
     ANNUAL INVESTMENT RATES OF RETURN OF
     0%
END OF      PREMIUMS      ACCUMULATION      SURRENDER      DEATH
POLICY      ACCUMULATED      VALUE           VALUE         BENEFIT
YEAR        AT 5%
1             851              583              0          100,000
2           1,744            1,152              0          100,000
3           2,681            1,710              0          100,000
4           3,666            2,254              0          100,000
5           4,700            2,785            257          100,000
6           5,785            3,300            816          100,000
7           6,925            3,801          1,363          100,000
8           8,122            4,286          1,896          100,000
9           9,378            4,754          2,412          100,000
10         10,697            5,202          2,910          100,000
15         18,353            7,099          5,073          100,000
20         28,123            8,088          8,088          100,000
25         40,592            7,135          7,135          100,000
30         56,506            1,753          1,753          100,000
Age 65     28,123            8,088          8,088          100,000

     6%
ACCUMULATION VALUE     SURRENDER VALUE     DEATH BENEFIT
   623                     0                100,000
 1,270                     0                100,000
 1,941                     0                100,000
 2,637                    65                100,000
 3,358                   830                100,000
 4,103                 1,619                100,000
 4,874                 2,436                100,000
 5,670                 3,280                100,000
 6,490                 4,148                100,000
 7,334                 5,042                100,000
11,874                 9,848                100,000
16,681                16,681                100,000
20,790                20,790                100,000
21,834                21,834                100,000
16,681                16,681                100,000

     12%
ACCUMULATION VALUE     SURRENDER VALUE     DEATH BENEFIT
    664                      0               100,000
  1,392                      0               100,000
  2,192                      0               100,000
  3,069                    497               100,000
  4,031                  1,503               100,000
  5,085                  2,601               100,000
  6,239                  3,801               100,000
  7,503                  5,113               100,000
  8,887                  6,545               100,000
 10,401                  8,109               100,000
 20,366                 18,340               100,000
 35,837                 35,837               100,000
 59,868                 59,868               100,000
 98,866                 98,866               103,809
 35,837                 35,837               100,000


*    GUARANTEED COVERAGE PREMIUM $810
Until age 100, under Death Benefit Option A the Death Benefit is the current Specified Amount of the Policy or, if greater, the applicable corridor percentage of Accumulation Value at the end of the Valuation Period that includes the date of the Insured's death. Corridor percentages are specified in the Policy. The Death Benefit at age 100 and thereafter equals the Accumulation Value.
American National agrees to keep the Policy in force for the period stipulated under the Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Policy provisions are met even though, in certain instances, the minimum payment allowed by the Policy will not, after the payment of Monthly Deductions, generate positive Surrender Value at one or more points during such period.
Accumulation Value, Surrender Value and Death Benefit may be different if premiums are paid with a different frequency or timing or if of different amounts. Illustration assumes no Policy loan or partial surrender has been made. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payment.
THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN NOR A SUGGESTION THAT SUCH RESULTS WILL BE ACHIEVED. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER, DIFFERENT RETURNS OF ELIGIBLE PORTFOLIOS, PREVAILING INTEREST RATES AND RATES OF INFLATION. NO REPRESENTATIONS CAN BE MADE BY AMERICAN NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ALTHOUGH THE ACTUAL RATES OF RETURN MAY AVERAGE 0%, 6%, or 12% OVER A PERIOD OF YEARS, IF THEY HAVE FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS THE ACCUMULATION VALUE, DEATH BENEFIT AND SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE.



AMERICAN NATIONAL INSURANCE COMPANY
ONE MOODY PLAZA
GALVESTON, TEXAS 77550-7999
SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE
DEATH BENEFIT OPTION B; SPECIFIED AMOUNT - $100,000
MALE ISSUE AGE 45   FEMALE ISSUE AGE 45
TOBACCO NON-USER
CURRENT SCHEDULE OF CHARGES
PLANNED PERIODIC PREMIUM OF $810 PAID AT THE BEGINNING OF EACH
POLICY YEAR
     VALUES BASED ON ASSUMED HYPOTHETICAL GROSS
     ANNUAL INVESTMENT RATES OF RETURN OF
                               0%

END OF      PREMIUMS      ACCUMULATION      SURRENDER      DEATH
POLICY      ACCUMULATED      VALUE           VALUE         BENEFIT
YEAR        AT 5%
   1          851              583             0            100,583
   2        1,744            1,153             0            101,153
   3        2,681            1,711             0            101,711
   4        3,666            2,255             0            102,255
   5        4,700            2,789           261            102,789
   6        5,785            3,437           953            103,437
   7        6,925            4,071         1,633            104,071
   8        8,122            4,690         2,300            104,690
   9        9,378            5,294         2,952            105,294
  10       10,697            5,882         3,590            105,882
  15       18,353            8,706         6,680            108,706
  20       28,123           11,070        11,070            111,070
  25       40,592           12,891        12,891            112,891
  30       56,506           13,482        13,482            113,482
Age 65     28,123           11,070        11,070            111,070

       6%
ACCUMULATION VALUE     SURRENDER VALUE     DEATH BENEFIT
   623                     0                 100,623
 1,271                     0                 101,271
 1,942                     0                 101,942
 2,639                    67                 102,639
 3,362                   834                 103,362
 4,245                 1,761                 104,245
 5,161                 2,723                 105,161
 6,112                 3,722                 106,112
 7,098                 4,756                 107,098
 8,121                 5,829                 108,121
13,959                11,933                 113,959
20,877                20,877                 120,877
29,193                29,193                 129,193
38,303                38,303                 138,303
20,877                20,877                 120,877

       12%
ACCUMULATION VALUE     SURRENDER VALUE     DEATH BENEFIT
    664                     0               100,664
  1,393                     0               101,393
  2,193                     0               102,193
  3,071                   499               103,071
  4,036                 1,508               104,036
  5,231                 2,747               105,231
  6,544                 4,106               106,544
  7,986                 5,596               107,986
  9,569                 7,227               109,569
 11,308                 9,016               111,308
 23,094                21,068               123,094
 41,907                41,907               141,907
 72,777                72,777               172,777
122,125               122,125               222,125
 41,907                41,907               141,907


     *    GUARANTEED COVERAGE PREMIUM $810
Until age 100, under Death Benefit Option B the Death Benefit is the current Specified Amount plus the Accumulation Value of the Policy or, if greater, the applicable corridor percentage of Accumulation Value at the end of the Valuation Period that includes the date of the Insured's death. Corridor percentages are specified in the Policy. The Death Benefit at age 100 and thereafter equals the Accumulation Value.
American National agrees to keep the Policy in force for the period stipulated under the Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Policy provisions are met even though, in certain instances, the minimum payment allowed by the Policy will not, after the payment of Monthly Deductions, generate positive Surrender Value at one or more points during such period.
Accumulation Value, Surrender Value and Death Benefit may be different if premiums are paid with a different frequency or timing or if of different amounts. Illustration assumes no Policy loan or partial surrender has been made. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payment.
THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN NOR A SUGGESTION THAT SUCH RESULTS WILL BE ACHIEVED. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER, DIFFERENT RETURNS OF ELIGIBLE PORTFOLIOS, PREVAILING INTEREST RATES AND RATES OF INFLATION. NO REPRESENTATIONS CAN BE MADE BY AMERICAN NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ALTHOUGH THE ACTUAL RATES OF RETURN MAY AVERAGE 0%, 6%, or 12% OVER A PERIOD OF YEARS, IF THEY HAVE FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS THE ACCUMULATION VALUE, DEATH BENEFIT AND SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE.




AMERICAN NATIONAL INSURANCE COMPANY
ONE MOODY PLAZA
GALVESTON, TEXAS 77550-7999
SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE
DEATH BENEFIT OPTION B; SPECIFIED AMOUNT - $100,000
MALE ISSUE AGE 45   FEMALE ISSUE AGE 45
TOBACCO NON-USER
GUARANTEED SCHEDULE OF CHARGES
PLANNED PERIODIC PREMIUM OF $810 PAID AT THE BEGINNING OF EACH
POLICY YEAR
     VALUES BASED ON ASSUMED HYPOTHETICAL GROSS
     ANNUAL INVESTMENT RATES OF RETURN OF
                               0%
END OF      PREMIUMS      ACCUMULATION      SURRENDER      DEATH
POLICY      ACCUMULATED      VALUE           VALUE         BENEFIT
YEAR        AT 5%
  1           851             583              0           100,583
  2         1,744           1,152              0           101,152
  3         2,681           1,710              0           101,710
  4         3,666           2,254              0           102,254
  5         4,700           2,784            256           102,784
  6         5,785           3,299            815           103,299
  7         6,925           3,799          1,361           103,799
  8         8,122           4,282          1,892           104,282
  9         9,378           4,747          2,405           104,747
 10        10,697           5,193          2,901           105,193
 15        18,353           7,056          5,030           107,056
 20        28,123           7,940          7,940           107,940
 25        40,592           6,725          6,725           106,725
 30        56,506             975            975           100,975
Age 65     28,123           7,940          7,940           107,940

     6%
ACCUMULATION VALUE     SURRENDER VALUE     DEATH BENEFIT
   623                      0               100,623
 1,270                      0               101,270
 1,941                      0               101,941
 2,637                     65               102,637
 3,357                    829               103,357
 4,101                  1,617               104,101
 4,871                  2,433               104,871
 5,664                  3,274               105,664
 6,842                  4,140               106,482
 7,321                  5,029               107,321
11,799                  9,773               111,799
16,362                 16,362               116,362
19,654                 19,654               119,654
18,416                 18,416               118,416
16,362                 16,362               116,362

     12%
ACCUMULATION VALUE     SURRENDER VALUE     DEATH BENEFIT
   664                    0                  100,664
 1,392                    0                  101,392
 2,192                    0                  102,192
 3,069                  497                  103,069
 4,030                1,502                  104,030
 5,082                2,598                  105,082
 6,235                3,797                  106,235
 7,496                5,106                  107,496
 8,875                6,533                  108,875
10,382                8,090                  110,382
20,231               18,205                  120,231
35,129               35,129                  135,129
56,634               56,634                  156,634
85,476               85,476                  185,476
35,129               35,129                  135,129

     *    GUARANTEED COVERAGE PREMIUM $810
Until age 100, under Death Benefit Option B the Death Benefit is the current Specified Amount plus the Accumulation Value of the Policy or, if greater, the applicable corridor percentage of Accumulation Value at the end of the Valuation Period that includes the date of the Insured's death. Corridor percentages are specified in the Policy. The Death Benefit at age 100 and thereafter equals the Accumulation Value.
American National agrees to keep the Policy in force for the period stipulated under the Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Policy provisions are met even though, in certain instances, the minimum payment allowed by the Policy will not, after the payment of Monthly Deductions, generate positive Surrender Value at one or more points during such period.
Accumulation Value, Surrender Value and Death Benefit may be different if premiums are paid with a different frequency or timing or if of different amounts. Illustration assumes no Policy loan or partial surrender has been made. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payment.
THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN NOR A SUGGESTION THAT SUCH RESULTS WILL BE ACHIEVED. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER, DIFFERENT RETURNS OF ELIGIBLE PORTFOLIOS, PREVAILING INTEREST RATES AND RATES OF INFLATION. NO REPRESENTATIONS CAN BE MADE BY AMERICAN NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ALTHOUGH THE ACTUAL RATES OF RETURN MAY AVERAGE 0%, 6%, or 12% OVER A PERIOD OF YEARS, IF THEY HAVE FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS THE ACCUMULATION VALUE, DEATH BENEFIT AND SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE.

FINANCIAL STATEMENTS

Our financial statements which are included in this prospectus should be considered only as bearing on our ability to meet our obligations under the Policy. Our financial statements should not be considered as bearing on the investment performance of the assets held in the Separate Account.

INDEPENDENT AUDITORS' REPORT

To The Board of Directors of American National Insurance
Company and Policy Owners of American National Variable Life
Separate Account:

We have audited the accompanying statements of net assets of the American National Variable Life Separate Account (comprised of
American National (AN) Growth, AN Money Market, AN
Balanced, AN Equity Income, AN Government Bond, AN Small-
Cap/Mid-Cap, AN High Yield Bond, AN International Stock,
Fidelity Investment  Bond, Fidelity Asset Manager, Fidelity
Index 500, Fidelity Money Market, Fidelity Equity Income,
Fidelity High Income, Fidelity Growth, Fidelity Overseas, Fidelity Contra Fund, Fidelity Asset Manager Growth, Fidelity Balanced,
Fidelity Growth & Income, Fidelity Growth Opportunities,
Fidelity Mid Cap, Fidelity Aggressive Growth II, Fidelity
Contrafund II, Fidelity Index 500 II, Fidelity Growth
Opportunities II, Fidelity Mid Cap II, MFS Emerging Growth,
MFS Capital Opportunities, MFS Research, MFS Investors Trust,
T. Rowe Price (TRP) Equity Income, TRP International Stock,
TRP Limited Term Bond, TRP Mid Cap Growth, Federated
International Small Company Fund II, Federated Utility Fund II, Federated High Income Bond Fund II, Federated Growth
Strategies Fund II, Federated Equity Income Fund II, Alger
American (AA) Small Capitalization, AA Growth, AA Income and Growth, AA Balanced, AA MidCap Growth, AA Leveraged
AllCap, INVESCO VIF Dynamics, INVESCO VIF Health
Sciences, INVESCO VIF Technology, INVESCO VIF Small
Company Growth, INVESCO VIF Real Estate Opportunity, INVESCO
VIF Utilities, INVESCO VIF Telecommunications, and INVESCO
VIF Financial Services Portfolio
Subaccounts) (collectively, the Account) as of December 31,
2001, and the related statements of operations and changes in net assets for the two years then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. The 1999 financial statement of the Account were audited by other auditors whose report dated April 21, 2000 expressed an unqualified opinion.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2001 and the results of its operations and changes in net assets for the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Houston, Texas
April 25, 2002

REPORT OF INDEPENDENT
PUBLIC ACCOUNTANTS

To The Board of Directors and Contract Owners of
American National Variable Life Separate Account:

We have audited the accompanying statement of operations of the American National Variable Life
Separate Account (the Account) and the related statement of changes in net assets for the year ended
December 31, 1999. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations of the Account and the changes in net assets for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP
Houston, Texas
April 21, 2000


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
As of December 31, 2001
(amounts in thousands, except for unit and share information)


                                                           Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                       AN             AN                     AN                   AN
                                                     Growth      Equity Income            Balanced           Money Market
------------------------------------------------------------------------------------------------------------------------------------

               Assets
American National Growth Portfolio -
5,101,489 shares at net asset value of $1.60          8,162
(cost $8,780)
American National Equity Income Portfolio -
2,797,832 shares at net asset value of $1.61                             4,505
(cost $4,739)
American National Balanced Portfolio -
1,275,865 shares at net asset value of $1.34                                                 1,710
(cost $1,839)
American National Money Market Portfolio -
302,656 shares at net asset value of $1.00                                                                            303
(cost $303)

                       Total Assets                   8,162              4,505               1,710                    303

                         Liabilities
    Payable to American National for policy
    terminations, withdrawal payments
        and mortality and expense charges                 0                  0                   0                      0

    Total Liabilities                                     0                  0                   0                      0

    Net assets applicable to policy owners            8,162              4,505               1,710                    303

    Policyholders' Equity
Investrac Gold Variable Universal Life                5,225              3,058               1,002                     28
Investrac Advantage Variable Universal Life           2,929              1,402                 674                    234
Flexible Premium Universal Life
Survivor Variable Universal Life                          3                  5                   0                      6
Wealthquest III Variable Universal Life                   5                 40                  34                     35

    Policyholders' Equity-Units Outstanding
Investrac Gold Variable Universal Life            2,222,118          1,123,917             444,341                 19,957
Investrac Advantage Variable Universal Life       2,649,152          1,045,147             574,680                212,509
Flexible Premium Universal Life
Survivor Variable Universal Life                      2,109              2,829                   0                  5,407
Wealthquest III Variable Universal Life               4,981             40,821              34,066                 35,265

    Policyholders' Equity- Unit Value
Investrac Gold Variable Universal Life                 2.35               2.72                2.25                   1.39
Investrac Advantage Variable Universal Life            1.11               1.34                1.17                   1.10
Flexible Premium Universal Life
Survivor Variable Universal Life                       1.66               1.78                1.52                   1.04
Wealthquest III Variable Universal Life                1.03               0.97                0.99                   1.00



                                                           Segregated Sub-accounts
- ----------------------------------------------------------------------------------------------------------------------------------
                                                   AN Gov't          AN High             AN Small/               AN
                                                     Bond           Yield Bond            MidCap            International
- ----------------------------------------------------------------------------------------------------------------------------------
                  Assets
American National Government Bond Portfolio -
129,800 shares at net asset value of $1.05              136
(cost $143)
American National High Yield Bond Portfolio -
19,932 shares at net asset value of $0.86                                   17
(cost $19)
American National Small Cap/Mid Cap Portfolio -
730,950 shares at net asset value of $0.30                                                     219
(cost $309)
American National International Stock Portfolio -
12,834 shares at net asset value of $0.61                                                                               8
(cost $9)
                       Total Assets                     136                 17                 219                      8

                         Liabilities
    Payable to American National for policy
    terminations, withdrawal payments
        and mortality and expense charges                 0                  0                   0                      0

    Total Liabilities                                     0                  0                   0                      0

    Net assets applicable to policy owners              136                 17                 219                      8

    Policyholders' Equity
Investrac Gold Variable Universal Life                    5                  0                  25                      0
Investrac Advantage Variable Universal Life              62                 16                 194                      8
Flexible Premium Universal Life
Survivor Variable Universal Life                          0                  0                   0                      0
Wealthquest III Variable Universal Life                  69                  1                   0                      0

    Policyholders' Equity-Units Outstanding
Investrac Gold Variable Universal Life                4,959                  0              81,703                    602
Investrac Advantage Variable Universal Life          54,132             16,108             625,544                 11,617
Flexible Premium Universal Life
Survivor Variable Universal Life                          0                  0                   0                      0
Wealthquest III Variable Universal Life              68,661              1,269                  71                      0

    Policyholders' Equity-Unit Value
Investrac Gold Variable Universal Life                 1.03               0.00                0.31                   0.64
Investrac Advantage Variable Universal Life            1.14               0.99                0.31                   0.64
Flexible Premium Universal Life
Survivor Variable Universal Life                       1.15               1.00                0.30                   0.61
Wealthquest III Variable Universal Life                1.01              0.95                 1.00                   0.96

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
As of December 31, 2001
(amounts in thousands, except for unit and share information)


                                                                                           Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Fidelity       Fidelity
                                                                             Growth &        Equity       Fidelity     Fidelity
                                                                              Income         Income        Growth     High Income
------------------------------------------------------------------------------------------------------------------------------------

                           Assets
Fidelity VIP III Growth & Income -
48,519 shares at net asset value of $13.19                                        640
(cost $719)
Fidelity VIP Equity Income -
189,001 shares at net asset value of $22.75                                                    4,300
(cost $4,407)
Fidelity VIP Growth -
338,639 shares at net asset value of $33.61                                                                 11,382
(cost $13,904)
Fidelity VIP High Income -
100,504 shares at net asset value of $6.41                                                                                    644
(cost $876)

                       Total Assets                                               640          4,300        11,382            644

                         Liabilities
    Payable to American National for policy
    terminations, withdrawal payments
        and mortality and expense charges                                           0              0             0              0

    Total Liabilities                                                               0              0             0              0

    Net assets applicable to policy owners                                        640          4,300        11,382            644

    Policyholders' Equity
Investrac Gold Variable Universal Life                                             44          3,062         6,318            442
Investrac Advantage Variable Universal Life                                       581          1,228         5,001            200
Flexible Premium Universal Life
Survivor Variable Universal Life                                                   15             10            63              2
Wealthquest III Variable Universal Life

    Policyholders' Equity-Units Outstanding
Investrac Gold Variable Universal Life                                         49,392      1,299,227     2,582,915        434,676
Investrac Advantage Variable Universal Life                                   541,410        988,532     3,901,795        280,861
Flexible Premium Universal Life
Survivor Variable Universal Life                                                  987            386         1,583            273
Wealthquest III Variable Universal Life

    Policyholders' Equity- Unit Value
Investrac Gold Variable Universal Life                                           0.89           2.36          2.45           1.02
Investrac Advantage Variable Universal Life                                      1.07           1.24          1.28           0.71
Flexible Premium Universal Life
Survivor Variable Universal Life                                                14.94          26.00         39.52           7.60
Wealthquest III Variable Universal Life


                                                                                           Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Fidelity                    Fidelity        Fidelity
                                                                              Money         Fidelity    Investment        Asset
                                                                              Market        Overseas       Bond          Manager
------------------------------------------------------------------------------------------------------------------------------------

                 Assets
Fidelity VIP Money Market -
851,440 shares at net asset value of $1.00                                        851
(cost $851)
Fidelity VIP Overseas -
92,727 shares at net asset value of $13.88                                                     1,287
(cost $1,854)
Fidelity VIP II Investment Bond -
24,571 shares at net asset value of $12.92                                                                     317
(cost $306)
Fidelity VIP II Asset Manager -
94,499 shares at net asset value of $14.51                                                                                  1,371
(cost $1,536)
       Total Assets                                                               851          1,287           317          1,371

                         Liabilities
    Payable to American National for policy
    terminations, withdrawal payments
        and mortality and expense charges                                           0              0             0              0

    Total Liabilities                                                               0              0             0              0

    Net assets applicable to policy owners                                        851          1,287           317          1,371

    Policyholders' Equity
Investrac Gold Variable Universal Life                                            458            837           126          1,014
Investrac Advantage Variable Universal Life                                       367            424           171            352
Flexible Premium Universal Life
Survivor Variable Universal Life                                                   26             26            20              5
Wealthquest III Variable Universal Life

    Policyholders' Equity-Units Outstanding
Investrac Gold Variable Universal Life                                        325,138        660,498        81,317        617,949
Investrac Advantage Variable Universal Life                                   324,121        433,608       145,258        324,431
Flexible Premium Universal Life
Survivor Variable Universal Life                                               24,698          1,511         1,414            296
Wealthquest III Variable Universal Life

    Policyholders' Equity- Unit Value
Investrac Gold Variable Universal Life                                           1.41           1.27          1.55           1.64
Investrac Advantage Variable Universal Life                                      1.13           0.98          1.18           1.09
Flexible Premium Universal Life
Survivor Variable Universal Life                                                 1.05          17.18         14.40          16.89
Wealthquest III Variable Universal Life


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
As of December 31, 2001
(amounts in thousands, except for unit and share information)


                                                           Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Fidelity           Fidelity
                                                                  Fidelity           Contra          Asset Manager
                                                                  Index 500           Fund             Growth II
------------------------------------------------------------------------------------------------------------------------------------

                           Assets
Fidelity VIP II Index 500 -
109,071 shares at net asset value of $130.07                         14,187
(cost $14,568)
Fidelity VIP II Contra Fund -
279,183 shares at net asset value of $20.13                                            5,620
(cost $6,365)
Fidelity VIP II Asset Mgr Growth -
79,423 shares at net asset value of $12.56                                                                     998
(cost $1,155)

                       Total Assets                                  14,187            5,620                   998

                         Liabilities
    Payable to American National for policy
    terminations, withdrawal payments
        and mortality and expense charges                                 0                0                     0

    Total Liabilities                                                     0                0                     0

    Net assets applicable to policy owners                           14,187            5,620                   998

    Policyholders' Equity
Investrac Gold Variable Universal Life                                7,478            2,513                   456
Investrac Advantage Variable Universal Life                           6,573            3,062                   541
Flexible Premium Universal Life                                          25               13
Survivor Variable Universal Life                                        111               32                     1
Wealthquest III Variable Universal Life

    Policyholders' Equity-Units Outstanding
Investrac Gold Variable Universal Life                            2,925,276        1,146,667               271,732
Investrac Advantage Variable Universal Life                       5,693,871        2,379,543               496,046
Flexible Premium Universal Life                                      29,258           14,629
Survivor Variable Universal Life                                        763            1,376                    48
Wealthquest III Variable Universal Life

    Policyholders' Equity- Unit Value
Investrac Gold Variable Universal Life                                 2.56             2.19                  1.68
Investrac Advantage Variable Universal Life                            1.15             1.29                  1.09
Flexible Premium Universal Life                                        0.84             0.89
Survivor Variable Universal Life                                     144.82            23.45                 14.62
Wealthquest III Variable Universal Life



                                                           Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Fidelity        Fidelity               Fidelity
                                                                   Balanced       Growth Opp               Midcap
------------------------------------------------------------------------------------------------------------------------------------

                         Assets
Fidelity VIP III Balanced Portfolio -
20,255 shares at net asset value of $13.72                              278
(cost $290)
Fidelity VIP III Growth Opp Port -
90,040 shares at net asset value of $15.13                                             1,362
(cost $1,717)
Fidelity VIP III Mid Cap Portfolio -
276,350 shares at net asset value of $19.60                                                                  5,416
(cost $5,128)
                       Total Assets                                     278            1,362                 5,416

                         Liabilities
    Payable to American National for policy
    terminations, withdrawal payments
        and mortality and expense charges                                 0                0                     0

    Total Liabilities                                                     0                0                     0

    Net assets applicable to policy owners                              278            1,362                 5,416

    Policyholders' Equity
Investrac Gold Variable Universal Life                                   14               53                 1,408
Investrac Advantage Variable Universal Life                             263            1,285                 3,955
Flexible Premium Universal Life                                                           10
Survivor Variable Universal Life                                          1               14                    53
Wealthquest III Variable Universal Life

    Policyholders' Equity-Units Outstanding
Investrac Gold Variable Universal Life                               15,330           77,068               800,109
Investrac Advantage Variable Universal Life                         261,322        1,453,124             2,363,229
Flexible Premium Universal Life                                                       14,629
Survivor Variable Universal Life                                         29              900                 2,759
Wealthquest III Variable Universal Life

    Policyholders' Equity- Unit Value
Investrac Gold Variable Universal Life                                 0.93             0.69                  1.76
Investrac Advantage Variable Universal Life                            1.01             0.88                  1.67
Flexible Premium Universal Life                                                         0.68
Survivor Variable Universal Life                                      14.79            16.13                 19.30
Wealthquest III Variable Universal Life


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
As of December 31, 2001
(amounts in thousands, except for unit and share information)


                                                           Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Fidelity       Fidelity         Fidelity
                                                                    Aggressive     Contra Fund       Index 500
                                                                  Growth Class 2     Class 2          Class 2
------------------------------------------------------------------------------------------------------------------------------------

                           Assets
Fidelity VIP Aggressive Growth - Class 2 -
381 shares at net asset value of $8.19                                         3
(cost $3)
Fidelity VIP II Contra Fund - Class 2 -
781 shares at net asset value of $20.00                                                     16
(cost $15)
Fidelity VIP II Index 500 - Class 2 -
307 shares at net asset value of $129.42                                                                    40
(cost $39)

                       Total Assets                                            3            16              40

                         Liabilities
    Payable to American National for policy
    terminations, withdrawal payments
        and mortality and expense charges                                      0             0               0

    Total Liabilities                                                          0             0               0

    Net assets applicable to policy owners                                     3            16              40

    Policyholders' Equity
Investrac Gold Variable Universal Life
Investrac Advantage Variable Universal Life
Flexible Premium Universal Life
Survivor Variable Universal Life
Wealthquest III Variable Universal Life                                        3            16              40

    Policyholders' Equity-Units Outstanding
Investrac Gold Variable Universal Life
Investrac Advantage Variable Universal Life
Flexible Premium Universal Life
Survivor Variable Universal Life
Wealthquest III Variable Universal Life                                    3,037        15,525          39,219

    Policyholders' Equity- Unit Value
Investrac Gold Variable Universal Life
Investrac Advantage Variable Universal Life
Flexible Premium Universal Life
Survivor Variable Universal Life
Wealthquest III Variable Universal Life                                     1.03          1.01            1.01

                                                           Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Fidelity       Fidelity
                                                                      Growth Opp       Midcap
                                                                       Class 2        Class 2
------------------------------------------------------------------------------------------------------------------------------------

                           Assets
Fidelity VIP III Growth Opp Port - Class 2 -
463 shares at net asset value of $15.04                                        7
(cost $7)
Fidelity VIP Mid Cap - Class 2 -
1,008 shares at net asset value of $19.49                                                   20
(cost $19)
    Total Assets                                                               7            20

                         Liabilities
    Payable to American National for policy
    terminations, withdrawal payments
        and mortality and expense charges                                      0             0

    Total Liabilities                                                          0             0

    Net assets applicable to policy owners                                     7            20

    Policyholders' Equity
Investrac Gold Variable Universal Life
Investrac Advantage Variable Universal Life
Flexible Premium Universal Life
Survivor Variable Universal Life
Wealthquest III Variable Universal Life                                        7             20

    Policyholders' Equity-Units Outstanding
Investrac Gold Variable Universal Life
Investrac Advantage Variable Universal Life
Flexible Premium Universal Life
Survivor Variable Universal Life
Wealthquest III Variable Universal Life                                    6,844        18,857

    Policyholders' Equity- Unit Value
Investrac Gold Variable Universal Life
Investrac Advantage Variable Universal Life
Flexible Premium Universal Life
Survivor Variable Universal Life
Wealthquest III Variable Universal Life                                     1.02          1.04


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
As of December 31, 2001
(amounts in thousands, except for unit and share information)


                                                           Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                         MFS Emerging      MFS Capital                             MFS Growth
                                                            Growth         Opportunity       MFS Research          w/ Income
------------------------------------------------------------------------------------------------------------------------------------

                           Assets
MFS Emerging Growth Series -
254 shares at net asset value of $17.98                             5
(cost $4)
MFS Capital Opportunities Series -
190 shares at net asset value of $13.56                                              3
(cost $3)
MFS Research Series -
170 shares at net asset value of $14.32                                                                 2
(cost $2)
MFS Growth with Income Series -
2,726 shares at net asset value of $17.13                                                                                  47
(cost $46)

                       Total Assets                                 5                3                  2                  47

                         Liabilities
    Payable to American National for policy
    terminations, withdrawal payments
        and mortality and expense charges                           0                0                  0                   0
                                                                                                                            0

    Net assets applicable to policy owners                          5                3                  2                  47

    Policyholders' Equity
Investrac Gold Variable Universal Life
Investrac Advantage Variable Universal Life
Flexible Premium Universal Life
Survivor Variable Universal Life
Wealthquest III Variable Universal Life                             5                3                  2                  47

    Policyholders' Equity-Units Outstanding
Investrac Gold Variable Universal Life
Investrac Advantage Variable Universal Life
Flexible Premium Universal Life
Survivor Variable Universal Life
Wealthquest III Variable Universal Life                         4,430            2,549              2,404              46,335

    Policyholders' Equity- Unit Value
Investrac Gold Variable Universal Life
Investrac Advantage Variable Universal Life
Flexible Premium Universal Life
Survivor Variable Universal Life
Wealthquest III Variable Universal Life                          1.03             1.01               1.01                1.01



                                                           Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                        T Rowe Price     T Rowe Price        T Rowe Price        T Rowe Price
                                                        Equity Income    International      Ltd Term Bond       Midcap Growth
------------------------------------------------------------------------------------------------------------------------------------

                Assets
T Rowe Price Equity Income -
57,533 shares at net asset value of $19.17                      1,103
(cost $1,097)
T Rowe Price International Stock Portfolio -
18,307 shares at net asset value of $11.47                                         210
(cost $289)
T Rowe Price Limited Term Bond -
11,983 shares at net asset value of $5.06                                                              61
(cost $61)
T Rowe Price Mid Cap Growth -
97,548 shares at net asset value of $18.26                                                                              1,781
(cost $1,739)
                       Total Assets                             1,103              210                 61               1,781

                         Liabilities
    Payable to American National for policy
    terminations, withdrawal payments
        and mortality and expense charges                           0                0                  0                   0

    Total Liabilities                                               0                0                  0                   0

    Net assets applicable to policy owners                      1,103              210                 61               1,781

                       Policyholders' Equity
Investrac Gold Variable Universal Life                            218               14                                     70
Investrac Advantage Variable Universal Life                       770              195                                  1,678
Flexible Premium Universal Life                                    15
Survivor Variable Universal Life                                    3                1                                     22
Wealthquest III Variable Universal Life                            97                0                 61                  11

    Policyholders' Equity-Units Outstanding
Investrac Gold Variable Universal Life                        211,451           18,055                                 58,645
Investrac Advantage Variable Universal Life                   609,538          219,846                                941,307
Flexible Premium Universal Life                                14,629
Survivor Variable Universal Life                                  133               30                                  1,236
Wealthquest III Variable Universal Life                        97,462              120             59,800              10,044

    Policyholders' Equity- Unit Value
Investrac Gold Variable Universal Life                           1.03             0.79                                   1.19
Investrac Advantage Variable Universal Life                      1.26             0.89                                   1.78
Flexible Premium Universal Life                                  1.03
Survivor Variable Universal Life                                19.77            11.51                                  17.92
Wealthquest III Variable Universal Life                          1.00             0.98               1.01                1.06

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
As of December 31, 2001
(amounts in thousands, except for unit and share information)


                                                                                                Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------

                                                                                     Federated      Federated
                                                                                   International     Utility
 -----------------------------------------------------------------------------------------------------------------------------------

                           Assets
Federated International Small Comp Fund II -
0 shares at net asset value of $5.55                                                           0
(cost $0)
Federated Utility Fund II -
20 shares at net asset value of $10.37                                                                      0
(cost $0)

                       Total Assets                                                            0            0

                         Liabilities
    Payable to American National for policy
    terminations, withdrawal payments
        and mortality and expense charges                                                      0            0

    Total Liabilities                                                                          0            0

    Net assets applicable to policy owners                                                     0            0

    Policyholders' Equity
Investrac Gold Variable Universal Life
Investrac Advantage Variable Universal Life
Flexible Premium Universal Life
Survivor Variable Universal Life
Wealthquest III Variable Universal Life                                                        0            0

    Policyholders' Equity-Units Outstanding
Investrac Gold Variable Universal Life
Investrac Advantage Variable Universal Life
Flexible Premium Universal Life
Survivor Variable Universal Life
Wealthquest III Variable Universal Life                                                        0          221

    Policyholders' Equity- Unit Value
Investrac Gold Variable Universal Life
Investrac Advantage Variable Universal Life
Flexible Premium Universal Life
Survivor Variable Universal Life
Wealthquest III Variable Universal Life                                                     0.92         0.94



                                                                                     Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Federated     Federated    Federated
                                                                          High Income      Growth       Equity
                                                                             Bond         Strategy      Income
------------------------------------------------------------------------------------------------------------------------------------

                         Assets
Federated High Income Bond Fund II -
603 shares at net asset value of $7.72                                              5
(cost $5)
Federated Growth Strategies Fund II -
240 shares at net asset value of $17.65                                                          4
(cost $4)
Federated Equity Income Fund II -
343 shares at net asset value of $12.49                                                                       4
(cost $4)
                       Total Assets                                                 5            4            4

                         Liabilities
    Payable to American National for policy
    terminations, withdrawal payments
        and mortality and expense charges                                           0            0            0

    Total Liabilities                                                               0            0            0

    Net assets applicable to policy owners                                          5            4            4

    Policyholders' Equity
Investrac Gold Variable Universal Life
Investrac Advantage Variable Universal Life
Flexible Premium Universal Life
Survivor Variable Universal Life
Wealthquest III Variable Universal Life                                             5            4            4

    Policyholders' Equity-Units Outstanding
Investrac Gold Variable Universal Life
Investrac Advantage Variable Universal Life
Flexible Premium Universal Life
Survivor Variable Universal Life
Wealthquest III Variable Universal Life                                         4,774        4,235        4,228

    Policyholders' Equity- Unit Value
Investrac Gold Variable Universal Life
Investrac Advantage Variable Universal Life
Flexible Premium Universal Life
Survivor Variable Universal Life
Wealthquest III Variable Universal Life                                          0.97         1.00         1.01


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
As of December 31, 2001
(amounts in thousands, except for unit and share information)


                                                           Segregated Sub-accounts
- ----------------------------------------------------------------------------------------------------------------------------------
                                                         Alger                       Alger Growth    Alger      Alger     Alger
                                                        Small Cap    Alger Growth      & Income     Balanced   Mid Cap   Leveraged
- ----------------------------------------------------------------------------------------------------------------------------------
                           Assets
Alger American Small Capitalization -
11 shares at net asset value of $16.55                          0
(cost $0)
Alger American Growth -
247 shares at net asset value of $36.77                                         9
(cost $9)
Alger American Income and Growth -
244 shares at net asset value of $10.57                                                         3
(cost $3)
Alger American Balanced -
36 shares at net asset value of $13.08                                                                     0
(cost $0)
Alger American Mid Cap Growth -
547 shares at net asset value of $17.67                                                                                    10
(cost $9)
Alger American Leveraged All Cap -
196 shares at net asset value of $31.55                                                                                          6
(cost $6)
                       Total Assets                             0               9               3          0        10           6

                         Liabilities
    Payable to American National for policy
    terminations, withdrawal payments
        and mortality and expense charges                       0               0               0          0         0           0

    Total Liabilities                                           0               0               0          0         0           0

    Net assets applicable to policy owners                      0               9               3          0        10           6

    Policyholders' Equity
Investrac Gold Variable Universal Life
Investrac Advantage Variable Universal Life
Flexible Premium Universal Life
Survivor Variable Universal Life
Wealthquest III Variable Universal Life                         0               9               3          0        10           6

    Policyholders' Equity-Units Outstanding
Investrac Gold Variable Universal Life
Investrac Advantage Variable Universal Life
Flexible Premium Universal Life
Survivor Variable Universal Life
Wealthquest III Variable Universal Life                       181           8,737           2,515        461     9,230       5,950

    Policyholders' Equity- Unit Value
Investrac Gold Variable Universal Life
Investrac Advantage Variable Universal Life
Flexible Premium Universal Life
Survivor Variable Universal Life
Wealthquest III Variable Universal Life                      1.02            1.04            1.02       1.02      1.05        1.04


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
As of December 31, 2001
(amounts in thousands, except for unit and share information)



                                                                                           Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Invesco                   Invesco Small
                                                                      Invesco      Health        Invesco        Company
                                                                      Dynamics     Science      Technology      Growth
------------------------------------------------------------------------------------------------------------------------------------
                           Assets
Invesco VIF Dynamics -
189 shares at net asset value of $12.54                                      2
(cost $2)
Invesco VIF Health Science -
485 shares at net asset value of $18.20                                                  9
(cost $9)
Invesco VIF Technology -
661 shares at net asset value of $15.37                                                                 10
(cost $9)
Invesco VIF Small Company Growth -
1 share at net asset value of $14.72                                                                                     0
(cost $0)

                       Total Assets                                          2           9              10               0

                         Liabilities
    Payable to American National for policy
    terminations, withdrawal payments
            and mortality and expense charges                                0           0               0               0

    Total Liabilities                                                        0           0               0               0

    Net assets applicable to policy owners                                   2           9              10               0

    Policyholders' Equity
Investrac Gold Variable Universal Life
Investrac Advantage Variable Universal Life
Flexible Premium Universal Life
Survivor Variable Universal Life
Wealthquest III Variable Universal Life                                      2           9              10               0

    Policyholders' Equity-Units Outstanding
Investrac Gold Variable Universal Life
Investrac Advantage Variable Universal Life
Flexible Premium Universal Life
Survivor Variable Universal Life
Wealthquest III Variable Universal Life                                  2,329          8,647        9,973              13

    Policyholders' Equity- Unit Value
Investrac Gold Variable Universal Life
Investrac Advantage Variable Universal Life
Flexible Premium Universal Life
Survivor Variable Universal Life
Wealthquest III Variable Universal Life                                   1.02        1.02            1.02            1.04




                                                                                           Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Invesco Real                                    Invesco
                                                                    Estate        Invesco          Invesco       Financial
                                                                  Opportunity    Utilities         Telecom        Service
------------------------------------------------------------------------------------------------------------------------------------
	Assets
Invesco VIF Real Estate Opportunity -
55 shares at net asset value of $9.97                                        1
(cost $1)
Invesco VIF Utilities -
3,105 shares at net asset value of $14.08                                               44
(cost $44)
Invesco VIF Telecommunications -
37 shares at net asset value of $5.57                                                                    0
(cost $0)
Invesco VIF Financial Services -
553 shares at net asset value of $12.42                                                                                  7
(cost $7)
                       Total Assets                                          1          44               0               7

                         Liabilities
    Payable to American National for policy
    terminations, withdrawal payments
        and mortality and expense charges                                    0           0               0               0

    Total Liabilities                                                        0           0               0               0

    Net assets applicable to policy owners                                   1          44               0               7

    Policyholders' Equity
Investrac Gold Variable Universal Life
Investrac Advantage Variable Universal Life
Flexible Premium Universal Life
Survivor Variable Universal Life
Wealthquest III Variable Universal Life                                      1          44               0               7

    Policyholders' Equity-Units Outstanding
Investrac Gold Variable Universal Life
Investrac Advantage Variable Universal Life
Flexible Premium Universal Life
Survivor Variable Universal Life
Wealthquest III Variable Universal Life                                    536      47,874             219           6,769

    Policyholders' Equity- Unit Value
Investrac Gold Variable Universal Life
Investrac Advantage Variable Universal Life
Flexible Premium Universal Life
Survivor Variable Universal Life
Wealthquest III Variable Universal Life                                   1.02         0.91           0.95            1.01


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
As of December 31, 2001
(amounts in thousands)


                                                                                   Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                              AN       AN Equity       AN           AN
                                                                            Growth      Income      Balanced    Money Market
------------------------------------------------------------------------------------------------------------------------------------

Investment income (loss):
 Investment income distributions from underlying mutual fund         $         104           181          55              80
 Mortality and expense charges:
  Investrac Gold Variable Universal Life                                       (48)          (29)         (9)              0
  Investrac Advantage Variable Universal Life                                  (32)          (15)         (6)             (3)
  Flexible Premium Universal Life
  Survivor Variable Universal Life                                               0             0           0               0
  Wealthquest III Variable Universal Life                                        0             0           0               0

   Investment income (loss) - net                                               24           137          40              77

Realized and unrealized gains (losses) on investments - net:
 Realized gain distributions from underlying mutual fund                         0             0           0               0

 Realized gains (losses) on sales of investments                                39            25           5               0

  Net realized gains (losses) on investments                                    39            25           5               0

 Net change in unrealized appreciation or depreciation of investments       (3,701)       (2,934)     (1,096)              0

  Net gains (losses) on investments                                         (3,662)       (2,909)     (1,091)              0

Net increase (decrease) in net assets resulting from operations      $      (3,638)       (2,772)     (1,051)             77



                                                                                   Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                          AN Gov't      AN High    AN Small/         AN
                                                                            Bond      Yield Bond    Mid Cap    International
------------------------------------------------------------------------------------------------------------------------------------

Investment income (loss):
 Investment income distributions from underlying mutual fund         $           6             2           0               0
 Mortality and expense charges:
  Investrac Gold Variable Universal Life                                         0             0           0               0
  Investrac Advantage Variable Universal Life                                    0             0          (1)              0
  Flexible Premium Universal Life
  Survivor Variable Universal Life                                               0             0           0               0
  Wealthquest III Variable Universal Life                                        0             0           0               0

   Investment income (loss) - net                                                6             2          (1)              0

Realized and unrealized gains (losses) on investments - net:
 Realized gain distributions from underlying mutual fund                         0             0           0               0

 Realized gains (losses) on sales of investments                                 0            (1)        (40)              0

  Net realized gains (losses) on investments                                     0            (1)        (40)              0

 Net change in unrealized appreciation or depreciation of investments           (7)           (2)        (41)             (1)

  Net gains (losses) on investments                                             (7)           (3)        (81)             (1)

Net increase (decrease) in net assets resulting from operations      $          (1)           (1)        (82)             (1)


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
As of December 31, 2001
(amounts in thousands)

                                                                                   Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Fidelity        Fidelity                      Fidelity
                                                                     Growth &         Equity         Fidelity        High
                                                                      Income          Income          Growth        Income
------------------------------------------------------------------------------------------------------------------------------------

Investment income (loss):
 Investment income distributions from underlying mutual fund          $     6             144             229            45
 Mortality and expense charges:
  Investrac Gold Variable Universal Life                                    0             (27)            (58)           (4)
  Investrac Advantage Variable Universal Life                              (6)            (13)            (54)           (2)
  Flexible Premium Universal Life
  Survivor Variable Universal Life                                          0               0               0             0
  Wealthquest III Variable Universal Life

   Investment income (loss) - net                                           0             104             117            39

Realized and unrealized gains (losses) on investments - net:
 Realized gain distributions from underlying mutual fund                   20             108             561             0

 Realized gains (losses) on sales of investments                          (13)             (2)            (84)          (33)

   Net realized gains (losses) on investments                               7             106             477           (33)

 Net change in unrealized appreciation or depreciation of investments     (58)           (451)         (2,898)          (91)

   Net gains (losses) on investments                                      (51)           (345)         (2,421)         (124)

Net increase (decrease) in net assets resulting from operations      $    (51)           (241)         (2,304)          (85)



                                                                                   Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Fidelity                        Fidelity      Fidelity
                                                                      Money          Fidelity         Invest.        Asset
                                                                      Market         Overseas          Bond           Mgr
------------------------------------------------------------------------------------------------------------------------------------

Investment income (loss):
 Investment income distributions from underlying mutual fund          $    26              67               7            54
 Mortality and expense charges:
  Investrac Gold Variable Universal Life                                   (4)             (8)             (1)           (9)
  Investrac Advantage Variable Universal Life                              (4)             (5)             (1)           (4)
  Flexible Premium Universal Life
  Survivor Variable Universal Life                                          0               0               0             0
  Wealthquest III Variable Universal Life

   Investment income (loss) - net                                          18              54               5            41

Realized and unrealized gains (losses) on investments - net:
 Realized gain distributions from underlying mutual fund                    0             106               0            20

 Realized gains (losses) on sales of investments                            0             (60)              2           (19)

   Net realized gains (losses) on investments                               0              46               2             1

 Net change in unrealized appreciation or depreciation of investments       0            (432)              7          (111)

   Net gains (losses) on investments                                        0            (386)              9          (110)

Net increase (decrease) in net assets resulting from operations      $     18            (332)             14           (69)


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
As of December 31, 2001
(amounts in thousands)

                                                                                   Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Fidelity          Fidelity           Fidelity
                                                                           Index             Contra            Asset Mgr
                                                                            500               Fund              Growth
------------------------------------------------------------------------------------------------------------------------------------

Investment income (loss):
 Investment income distributions from underlying mutual fund      $            157                37                  24
 Mortality and expense charges:
  Investrac Gold Variable Universal Life                                       (67)              (22)                 (4)
  Investrac Advantage Variable Universal Life                                  (75)              (33)                 (6)
  Flexible Premium Universal Life                                                0                 0
  Survivor Variable Universal Life                                              (1)                0                   0
  Wealthquest III Variable Universal Life

   Investment income (loss) - net                                               14               (18)                 14

Realized and unrealized gains (losses) on investments - net:
 Realized gain distributions from underlying mutual fund                         0               140                  29

 Realized gains (losses) on sales of investments                              (196)              (77)                (66)

   Net realized gains (losses) on investments                                 (196)               63                 (37)

 Net change in unrealized appreciation or depreciation of investments       (1,715)             (766)                (56)

   Net gains (losses) on investments                                        (1,911)             (703)                (93)

Net increase (decrease) in net assets resulting from operations      $      (1,897)             (721)                (79)



                                                                                   Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Fidelity          Fidelity            Fidelity
                                                                          Balanced           Growth              Midcap
                                                                            Port            Opp Port              Port
------------------------------------------------------------------------------------------------------------------------------------

Investment income (loss):
 Investment income distributions from underlying mutual fund      $              5                 4                   0
 Mortality and expense charges:
  Investrac Gold Variable Universal Life                                         0                (1)                (13)
  Investrac Advantage Variable Universal Life                                   (2)              (14)                (39)
  Flexible Premium Universal Life                                                                  0
  Survivor Variable Universal Life                                               0                 0                  (1)
  Wealthquest III Variable Universal Life

   Investment income (loss) - net                                                3               (11)                (53)

Realized and unrealized gains (losses) on investments - net:
 Realized gain distributions from underlying mutual fund                         0                 0                   0

 Realized gains (losses) on sales of investments                                (2)              (23)                (68)

   Net realized gains (losses) on investments                                   (2)              (23)                (68)

 Net change in unrealized appreciation or depreciation of investments           (4)             (149)                (71)

   Net gains (losses) on investments                                            (6)             (172)               (139)

Net increase (decrease) in net assets resulting from operations      $          (3)             (183)               (192)


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
As of December 31, 2001
(amounts in thousands)


                                                                              Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Fidelity      Fidelity      Fidelity      Fidelity     Fidelity
                                                                Aggressive      Contra        Index         Growth       Midcap
                                                                  Growth          II          500 II        Opp II         II
------------------------------------------------------------------------------------------------------------------------------------

Investment income (loss):
 Investment income distributions from underlying mutual fund       $     0            0             0             0            0
 Mortality and expense charges:
  Investrac Gold Variable Universal Life
  Investrac Advantage Variable Universal Life
  Flexible Premium Universal Life
  Survivor Variable Universal Life
  Wealthquest III Variable Universal Life                                0            0             0             0            0

   Investment income (loss) - net                                        0            0             0             0            0

Realized and unrealized gains (losses) on investments - net:
 Realized gain distributions from underlying mutual fund                 0            0             0             0            0

 Realized gains (losses) on sales of investments                         0            0             0             0            0

  Net realized gains (losses) on investments                             0            0             0             0            0

 Net change in unrealized appreciation or depreciation of investments    0            0             0             0            1

  Net gains (losses) on investments                                      0            0             0             0            1

Net increase (decrease) in net assets resulting from operations    $     0            0             0             0            1


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
As of December 31, 2001
(amounts in thousands)



                                                                                   Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------

                                                                    MFS Emerging     MFS Capital       MFS          MFS Growth
                                                                      Growth           Opport        Research       w/ Income
------------------------------------------------------------------------------------------------------------------------------------

Investment income (loss):
 Investment income distributions from underlying mutual fund         $         0               0            0                0
 Mortality and expense charges:
  Investrac Gold Variable Universal Life
  Investrac Advantage Variable Universal Life
  Flexible Premium Universal Life
  Survivor Variable Universal Life
  Wealthquest III Variable Universal Life                                      0               0            0                0

   Investment income (loss) - net                                              0               0            0                0

Realized and unrealized gains (losses) on investments - net:
 Realized gain distributions from underlying mutual fund                       0               0            0                0

 Realized gains (losses) on sales of investments                               0               0            0                0

  Net realized gains (losses) on investments                                   0               0            0                0

 Net change in unrealized appreciation or depreciation of investments          0               0            0                1

  Net gains (losses) on investments                                            0               0            0                1

Net increase (decrease) in net assets resulting from operations      $         0               0            0                1




                                                                                   Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                    T Rowe Price                 T Rowe Price     T Rowe Price
                                                                       Equity       T Rowe Price   Ltd Term          Midcap
                                                                       Income      International     Bond            Growth
------------------------------------------------------------------------------------------------------------------------------------

Investment income (loss):
 Investment income distributions from underlying mutual fund         $        24               4            0                0
 Mortality and expense charges:
  Investrac Gold Variable Universal Life                                      (1)              0                            (1)
  Investrac Advantage Variable Universal Life                                 (6)             (2)                          (17)
  Flexible Premium Universal Life                                              0
  Survivor Variable Universal Life                                             0               0                             0
  Wealthquest III Variable Universal Life                                      0               0            0                0

   Investment income (loss) - net                                             17               2            0              (18)

Realized and unrealized gains (losses) on investments - net:
 Realized gain distributions from underlying mutual fund                       3               0            0                0

 Realized gains (losses) on sales of investments                               7              (8)           0               24

  Net realized gains (losses) on investments                                  10              (8)           0               24

 Net change in unrealized appreciation or depreciation of investments         (8)            (44)          (1)              (7)

  Net gains (losses) on investments                                            2             (52)          (1)              17

Net increase (decrease) in net assets resulting from operations      $        19             (50)          (1)              (1)


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
As of December 31, 2001
(amounts in thousands)


                                                                                   Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Federated    Federated   Federated
                                                                   Federated     Federated    High Income    Growth      Equity
                                                                 International    Utility        Bond         Strat      Income
------------------------------------------------------------------------------------------------------------------------------------

Investment income (loss):
 Investment income distributions from underlying mutual fund         $       0           0              0           0           0
 Mortality and expense charges:
  Investrac Gold Variable Universal Life
  Investrac Advantage Variable Universal Life
  Flexible Premium Universal Life
  Survivor Variable Universal Life
  Wealthquest III Variable Universal Life                                    0           0              0           0           0

   Investment income (loss) - net                                            0           0              0           0           0

Realized and unrealized gains (losses) on investments - net:
 Realized gain distributions from underlying mutual fund                     0           0              0           0           0

 Realized gains (losses) on sales of investments                             0           0              0           0           0

   Net realized gains (losses) on investments                                0           0              0           0           0

 Net change in unrealized appreciation or depreciation of investments        0           0              0           0           0

   Net gains (losses) on investments                                         0           0              0           0           0

Net increase (decrease) in net assets resulting from operations      $       0           0              0           0           0


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
As of December 31, 2001
(amounts in thousands)


                                                                                   Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Alger            Alger          Alger Growth
                                                                       Small Cap         Growth            & Income
------------------------------------------------------------------------------------------------------------------------------------

Investment income (loss):
 Investment income distributions from underlying mutual fund         $         0              0                     0
 Mortality and expense charges:
  Investrac Gold Variable Universal Life
  Investrac Advantage Variable Universal Life
  Flexible Premium Universal Life
  Survivor Variable Universal Life
  Wealthquest III Variable Universal Life                                      0              0                     0

   Investment income (loss) - net                                              0              0                     0

Realized and unrealized gains (losses) on investments - net:
 Realized gain distributions from underlying mutual fund                       0              0                     0

 Realized gains (losses) on sales of investments                               0              0                     0

   Net realized gains (losses) on investments                                  0              0                     0

 Net change in unrealized appreciation or depreciation of investments          0              0                     0

   Net gains (losses) on investments                                           0              0                     0

Net increase (decrease) in net assets resulting from operations      $         0              0                     0



                                                                                   Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Alger          Alger                Alger
                                                                        Balanced        Mid Cap             Leveraged
------------------------------------------------------------------------------------------------------------------------------------

Investment income (loss):
 Investment income distributions from underlying mutual fund         $         0              0                     0
 Mortality and expense charges:
  Investrac Gold Variable Universal Life
  Investrac Advantage Variable Universal Life
  Flexible Premium Universal Life
  Survivor Variable Universal Life
  Wealthquest III Variable Universal Life                                      0              0                     0

   Investment income (loss) - net                                              0              0                     0

Realized and unrealized gains (losses) on investments - net:
 Realized gain distributions from underlying mutual fund                       0              0                     0

 Realized gains (losses) on sales of investments                               0              0                     0

   Net realized gains (losses) on investments                                  0              0                     0

 Net change in unrealized appreciation or depreciation of investments          0              0                     0

   Net gains (losses) on investments                                           0              0                     0

Net increase (decrease) in net assets resulting from operations      $         0              0                     0

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
As of December 31, 2001
(amounts in thousands)



                                                                                   Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Invesco       Invesco Health      Invesco        Invesco Small
                                                                    Dynamics         Science         Technology       Co. Growth
------------------------------------------------------------------------------------------------------------------------------------

Investment income (loss):
 Investment income distributions from underlying mutual fund         $     0                   0              0                  0
 Mortality and expense charges:
  Investrac Gold Variable Universal Life                                   0                   0              0                  0
  Investrac Advantage Variable Universal Life                              0                   0              0                  0
  Flexible Premium Universal Life
  Survivor Variable Universal Life                                         0                   0              0                  0
  Wealthquest III Variable Universal Life

   Investment income (loss) - net                                          0                   0              0                  0

Realized and unrealized gains (losses) on investments - net:
 Realized gain distributions from underlying mutual fund                   0                   0              0                  0

 Realized gains (losses) on sales of investments                           0                   0              0                  0

  Net realized gains (losses) on investments                               0                   0              0                  0

 Net change in unrealized appreciation or depreciation of investments      0                   0              1                  0

  Net gains (losses) on investments                                        0                   0              1                  0

Net increase (decrease) in net assets resulting from operations      $     0                   0              1                  0




                                                                                   Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                Invesco Real            Invesco         Invesco       Invesco
                                                                 Estate Opp            Utilities        Telecom    Financial Svcs.
------------------------------------------------------------------------------------------------------------------------------------

Investment income (loss):
 Investment income distributions from underlying mutual fund         $     0                   1              0                  0
 Mortality and expense charges:
  Investrac Gold Variable Universal Life                                   0                   0              0                  0
  Investrac Advantage Variable Universal Life                              0                   0              0                  0
  Flexible Premium Universal Life
  Survivor Variable Universal Life                                         0                   0              0                  0
  Wealthquest III Variable Universal Life

   Investment income (loss) - net                                          0                   1              0                  0

Realized and unrealized gains (losses) on investments - net:
 Realized gain distributions from underlying mutual fund                   0                   0              0                  0

 Realized gains (losses) on sales of investments                           0                   0              0                  0

  Net realized gains (losses) on investments                               0                   0              0                  0

 Net change in unrealized appreciation or depreciation of investments      0                  (1)             0                  0

  Net gains (losses) on investments                                        0                  (1)             0                  0

Net increase (decrease) in net assets resulting from operations      $     0                   0              0                  0


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
As of December 31, 2000
(amounts in thousands)

                                                          Segregated Sub-accounts
- -----------------------------------------------------------------------------------------------------
                                                  Fidelity         Fidelity      Fidelity      Fidelity
                                                  Growth & Inc.    Equity        Growth        High
                                                                   Income                      Income
- -----------------------------------------------------------------------------------------------------

Investment income (loss):
    Investment income distributions
    from underlying mutual fund                $              3          71            11            31
    Mortality and expense charges:
        Investrac Gold Variable
        Universal Life                                        0         (27)          (80)           (3)
        Investrac Advantage Variable
        Universal Life                                       (4)        (10)          (40)           (1)
        Flexible Premium Universal Life
        Survivor Variable Universal Life                      0           0             0             0

            Investment income (loss) - net                   (1)         34          (109)           27

Realized and unrealized gains (losses)
    on investments - net:
    Realized gain distributions from
    underlying mutual fund                                   21         267         1,167             0

    Realized gains (losses) on sales
    of investments                                           (7)         25           370           (30)

        Net realized gains (losses)
        on investments                                       14         292         1,537           (30)

    Net change in unrealized appreciation
    or depreciation of investments                          (31)        (92)       (3,053)         (108)

        Net gains (losses) on investments                   (17)        200        (1,516)         (138)

Net increase (decrease) in net assets
    resulting from operations                  $            (18)        234        (1,625)         (111)


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
As of December 31, 2000
(amounts in thousands)

                                                           Segregated Sub-accounts
- ---------------------------------------------------------------------------------------------------
                                                  Fidelity         Fidelity      Fidelity      Fidelity
                                                  Money             Overseas     Invest.        Asset
                                                  Market                         Bond            Mgr.
- ---------------------------------------------------------------------------------------------------

Investment income (loss):
    Investment income distributions from
    underlying mutual fund                  $           15                19           10            46
    Mortality and expense charges:
        Investrac Gold Variable
        Universal Life                                  (1)              (11)          (1)          (10)
        Investrac Advantage Variable
        Universal Life                                  (2)               (3)           0            (3)
        Flexible Premium Universal Life
        Survivor Variable Universal Life                 0                 0            0             0

            Investment income (loss) - net              12                 5            9            33

Realized and unrealized gains (losses)
    on investments - net:
    Realized gain distributions from
    underlying mutual fund                               0               119            0           110

    Realized gains (losses) on sales
    of investments                                       0                47            6             1

        Net realized gains (losses)
        on investments                                   0               166            6           111

    Net change in unrealized appreciation
    or depreciation of investments                       0              (501)          (4)         (212)

        Net gains (losses) on investments                0              (335)           2          (101)

Net increase (decrease) in net assets
    resulting from operations                  $        12              (330)          11           (68)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
As of December 31, 2000
(amounts in thousands)

                                                                                           Segregated Sub-accounts
- ------------------------------------------------------------------------------------------------------------------------------
                                               Fidelity     Fidelity     Fidelity       Fidelity     Fidelity      Fidelity
                                                 Index        Contra      Asset Mgr     Balanced      Growth       Midcap
                                                  500          Fund        Growth        Port        Opp Port       Port
- ------------------------------------------------------------------------------------------------------------------------------

Investment income (loss):
    Investment income distributions from
    underlying mutual fund                  $        133          16             19            3           11            18
    Mortality and expense charges:
        Investrac Gold Variable
        Universal Life                              (79)         (26)            (5)           0            0           (11)
        Investrac Advantage Variable
	Universal Life                              (55)         (22)            (4)          (1)         (11)          (16)
        Flexible Premium Universal Life               0            0                                        0
        Survivor Variable Universal Life              0            0              0            0            0             0

            Investment income (loss) - net           (1)         (32)            10            2            0            (9)

Realized and unrealized gains (losses)
    on investments - net:
    Realized gain distributions from
    underlying mutual fund                           58          525             75            2           44             0

    Realized gains (losses) on sales
    of investments                                   366          75              1           (2)          (8)            9

        Net realized gains (losses)
	on investments                              424          600             76            0           36             9

    Net change in unrealized appreciation
    or depreciation of investments               (1,925)        (957)          (213)          (9)        (221)          359

        Net gains (losses) on investments        (1,501)        (357)          (137)          (9)        (185)          368

Net increase (decrease) in net assets
    resulting from operations               $    (1,502)        (389)          (127)          (7)        (185)          359


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
As of December 31, 2000
(amounts in thousands)

                                                             Segregated Sub-accounts
----------------------------------------------------------------------------------------------------------------------------------
                                               American National      American National     American National    American National
                                               Growth                   Equity Income            Balanced           Money Market
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss):
    Investment income distributions         $                 197                   193                   211                  182
    from underlying mutual fund
    Mortality and expense charges:
       Investrac Gold Variable
          Universal Life                                     (58)                   (30)                  (10)                   0
       Investrac Advantage Variable
          Universal Life                                     (23)                   (12)                   (4)                  (2)
       Flexible Premium Universal Life
       Survivor Variable Universal Life                        0                      0                     0                    0

          Investment income (loss) - net                     116                    151                   197                  180

Realized and unrealized gains (losses)
     on investments - net:
    Realized gain distributions
        from underlying mutual fund                          294                    620                   285

    Realized gains (losses) on
        sales of investments                                 228                    123                    38

        Net realized gains (losses)
        on investments                                       522                    743                   323                    0

    Net change in unrealized appreciation
        or depreciation of investments                    (1,125)                   185                  (301)

        Net gains (losses) on investments                   (603)                   928                    22

Net increase (decrease) in net assets
    resulting from operations                  $            (487)                 1,079                   219                  180


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
As of December 31, 2000
(amounts in thousands)

                                                           Segregated Sub-accounts
- ---------------------------------------------------------------------------------------------------
                                                   AN Gov't        AN High      AN Small/        AN
                                                   Bond           Yield Bond    MidCap        International
- ---------------------------------------------------------------------------------------------------

Investment income (loss):
    Investment income distributions
    from underlying mutual fund              $            0                0            0                   0
    Mortality and expense charges:
        Investrac Gold Variable
           Universal Life                                 0                0            0                   0
        Investrac Advantage Variable
        Universal Life                                    0                0            0                   0
        Flexible Premium Universal Life
        Survivor Variable Universal Life                  0                0            0                   0

            Investment income (loss) - net                0                0            0                   0

Realized and unrealized gains (losses)
    on investments - net:
    Realized gain distributions from
    underlying mutual fund                                0                0            0                   0

    Realized gains (losses) on sales
       of investments                                     0                0           (9)                  0

        Net realized gains (losses)
           on investments                                 0                0           (9)                  0

    Net change in unrealized appreciation
        or depreciation of investments                    0                0          (50)                  0

        Net gains (losses) on investments                 0                0          (59)                  0

Net increase (decrease) in net assets
    resulting from operations                $            0                0          (59)                  0

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
As of December 31, 2000
(amounts in thousands)

                                                           Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------
                                                   T Rowe Price      T Rowe Price          T Rowe Price
                                                   Equity Income     International         Midcap Growth
------------------------------------------------------------------------------------------------------------------------


        Assets
Investment income (loss):
    Investment income distributions from
    underlying mutual fund                  $                  5                 1                     0
    Mortality and expense charges:
        Investrac Gold Variable
        Universal Life                                         0                 0                     0
        Investrac Advantage Variable
        Universal Life                                        (2)               (2)                   (9)
        Flexible Premium Universal Life                        0
        Survivor Variable Universal Life                       0                 0                     0

            Investment income (loss) - net                     3                (1)                   (9)

Realized and unrealized gains (losses)
    on investments - net:
    Realized gain distributions from
    underlying mutual fund                                    10                 6                    19

    Realized gains (losses) on sales
    of investments                                            (3)                1                     6

        Net realized gains (losses)
        on investments                                          7                7                    25

    Net change in unrealized appreciation
    or depreciation of investments                            11               (37)                   19

        Net gains (losses) on investments                     18               (30)                   44

Net increase (decrease) in net assets
    resulting from operations                  $              21               (31)                   35

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
As of December 31, 1999
(amounts in thousands)


                                                           Segregated Sub-accounts
- ------------------------------------------------------------------------------------------------------------------------------
                                                                          Fidelity       Fidelity                     Fidelity
                                                                          Growth &        Equity       Fidelity         High
                                                                           Income         Income        Growth         Income
- ------------------------------------------------------------------------------------------------------------------------------

Investment Income (loss):
 Investment income distributions from underlying mutual fund           $         0             52            10             43
 Mortality and expense charges:
  Investrac Gold Variable Universal Life                                         0            (31)          (61)            (4)
  Investrac Advantage Variable Universal Life                                   (2)            (5)           (8)             0
  Flexible Premium Universal Life

   Investment income (loss) - net                                               (2)            16           (59)            39

Realized and unrealized gains (losses) on investments - net:
 Realized gain distributions from underlying mutual fund                         1            115           671              2

 Realized gains (losses) on sales of investments                                 8             69           100             (8)

  Net realized gains (losses) on investments                                     9            184           771             (6)

 Net change in unrealized appreciation or depreciation of investments            6            (19)        1,819              2

  Net gains (losses) on investments                                             15            165         2,590             (4)

Net increase (decrease) in net assets resulting from operations        $        13            181         2,531             35





                                                           Segregated Sub-accounts
- ------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Fidelity       Fidelity
                                                                        Fidelity         Fidelity       Invest.        Asset
                                                                      Money Market       Overseas        Bond           Mgr
- ------------------------------------------------------------------------------------------------------------------------------

Investment Income (loss):
 Investment income distributions from underlying mutual fund           $         9             14             4             39
 Mortality and expense charges:
  Investrac Gold Variable Universal Life                                        (1)            (8)           (1)           (10)
  Investrac Advantage Variable Universal Life                                   (1)            (1)            0             (2)
  Flexible Premium Universal Life

   Investment income (loss) - net                                                7              5             3             27

Realized and unrealized gains (losses) on investments - net:
 Realized gain distributions from underlying mutual fund                         0             21             1             49

 Realized gains (losses) on sales of investments                                 0             42             0             18

  Net realized gains (losses) on investments                                     0             63             1             67

 Net change in unrealized appreciation or depreciation of investments            0            297            (6)            34

  Net gains (losses) on investments                                              0            360            (5)           101

Net increase (decrease) in net assets resulting from operations        $         7            365            (2)           128


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
As of December 31, 1999
(amounts in thousands)


                                                           Segregated Sub-accounts
- ------------------------------------------------------------------------------------------------------------------------------
                                                    Fidelity     Fidelity     Fidelity      Fidelity     Fidelity     Fidelity
                                                     Index        Contra      Asset Mgr     Balanced      Growth       Midcap
                                                      500          Fund        Growth         Port       Opp Port       Port
- ------------------------------------------------------------------------------------------------------------------------------

Investment Income (loss):
 Investment income distributions from
 underlying mutual fund                          $        76           11            16            0            1            0
 Mortality and expense charges:
  Investrac Gold Variable Universal Life                 (72)         (21)           (5)           0            0            0
  Investrac Advantage Variable Universal Life            (22)          (6)           (2)           0           (4)           0
  Flexible Premium Universal Life                          0            0                                       0

   Investment income (loss) - net                        (18)         (16)            9            0           (3)           0

Realized and unrealized gains (losses)
on investments - net:
 Realized gain distributions from underlying
 mutual fund                                              52           78            26            0            3            0

 Realized gains (losses) on sales of investments         126           57            19            0            5            0

  Net realized gains (losses) on investments             178          135            45            0            8            0

 Net change in unrealized appreciation or
 depreciation of investments                           1,661          546            52            1           11            1

  Net gains (losses) on investments                    1,839          681            97            1           19            1

Net increase (decrease) in net assets
resulting from operations                        $     1,821          665           106            1           16            1



AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
As of December 31, 1999
(amounts in thousands)


                                                           Segregated Sub-accounts
- ----------------------------------------------------------------------------------------------------------------------------------
                                                           AN                  AN
                                                  AN     Equity      AN      Money   T Rowe Price   T Rowe Price   T Rowe Price
                                                Growth   Income   Balanced   Market  Equity Income  International  Midcap Growth
- ----------------------------------------------------------------------------------------------------------------------------------

Investment Income (loss):
 Investment income distributions from
 underlying mutual fund                        $    71       51         35       98              1              0              0
 Mortality and expense charges:
  Investrac Gold Variable Universal Life           (53)     (27)       (10)       0              0              0              0
  Investrac Advantage Variable Universal Life       (8)      (5)        (2)      (1)            (1)             0             (2)
  Flexible Premium Universal Life                                                 0              0

   Investment income (loss) - net                   10       19         23       97              0              0             (2)

Realized and unrealized gains (losses)
on investments - net:
 Realized gain distributions from underlying
 mutual fund                                         5      340         79        0              6              1              4

 Realized gains (losses) on sales of investments   166      124         44        0              0              8              6

  Net realized gains (losses) on investments       171      464        123        0              6              9             10

 Net change in unrealized appreciation or
 depreciation of investments                     1,406      305       (101)       0            (10)            10             50

  Net gains (losses) on investments              1,577      769         22        0             (4)            19             60

Net increase (decrease) in net assets
resulting from operations                      $ 1,587      788         45       97             (4)            19             58



AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
As of December 31, 2001
(amounts in thousands)


                                                                       Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                     AN            AN               AN              AN
                                                                   Growth     Equity Income      Balanced      Money Market
------------------------------------------------------------------------------------------------------------------------------------

Operations:
    Investment income (loss) - net                          $          24               137            40                77
    Net realized gains (losses) on investments                         39                25             5                 0
    Net change in unrealized appreciation
     or depreciation of investments                                (3,701)           (2,934)       (1,096)                0

Net increase (decrease) in net assets
 resulting from operations                                         (3,638)           (2,772)       (1,051)               77

Policy transactions:
    Policy purchase payments:
        Investrac Gold Variable Universal Life                      1,206               473           160                 5
        Investrac Advantage Variable Universal Life                 1,405               540           358             2,370
        Flexible Premium Universal Life
        Survivor Variable Universal Life                                6                 4             0                18
        Wealthquest III Variable Universal Life                         5                40            34               327

    Policy terminations, withdrawal payments and charges:
        Investrac Gold Variable Universal Life                     (1,119)             (427)         (183)              (14)
        Investrac Advantage Variable Universal Life                  (364)             (134)          (64)           (2,307)
        Flexible Premium Universal Life
        Survivor Variable Universal Life                               (4)               (1)            0               (13)
        Wealthquest III Variable Universal Life                         0                (1)            0              (291)

Increase (decrease) in net assets from policy transactions          1,135               494           305                95
(Decrease) in net assets from Sponsor equity transfer              (3,194)           (3,817)       (3,488)           (2,683)

Increase (decrease) in net assets                                  (5,697)           (6,095)       (4,234)           (2,511)

Net assets at the beginning of year                                13,859            10,600         5,944             2,814

Net assets at the end of year                               $       8,162             4,505         1,710               303




                                                                       Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                 AN Gov't         AN High       AN Small/           AN
                                                                   Bond          Yield Bond     Mid Cap       International
------------------------------------------------------------------------------------------------------------------------------------

Operations:
    Investment income (loss) - net                          $           6                 2            (1)                0
    Net realized gains (losses) on investments                          0                (1)          (40)                0
    Net change in unrealized appreciation
     or depreciation of investments                                    (7)               (2)          (41)               (1)

Net increase (decrease) in net assets
 resulting from operations                                             (1)               (1)          (82)               (1)

Policy transactions:
    Policy purchase payments:
        Investrac Gold Variable Universal Life                          5                 0            23                 1
        Investrac Advantage Variable Universal Life                    62                18           195                 9
        Flexible Premium Universal Life
        Survivor Variable Universal Life                                0                 0             0                 0
        Wealthquest III Variable Universal Life                        71                 2             0                 0

    Policy terminations, withdrawal payments and charges:
        Investrac Gold Variable Universal Life                          0                 0            (5)                0
        Investrac Advantage Variable Universal Life                    (1)               (2)          (27)               (2)
        Flexible Premium Universal Life
        Survivor Variable Universal Life                                0                 0             0                 0
        Wealthquest III Variable Universal Life                         0                 0             0

Increase (decrease) in net assets from policy transactions            137                18           186                 8
(Decrease) in net assets from Sponsor equity transfer                   0                 0             0                 0

Increase (decrease) in net assets                                     136                17           104                 7

Net assets at the beginning of year                                     0                 0           115                 1

Net assets at the end of year                               $         136                17           219                 8


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
As of December 31, 2001
(amounts in thousands)

                                                           Segregated Sub-accounts
---------------------------------------------------------------------------------------------------------------------------------
                                                         Fidelity       Fidelity                      Fidelity
                                                         Growth &        Equity        Fidelity         High
                                                          Income         Income         Growth         Income
---------------------------------------------------------------------------------------------------------------------------------

Operations:
    Investment income (loss) - net                       $      0            104            117             39
    Net realized gains (losses) on investments                  7            106            477            (33)
    Net change in unrealized appreciation or
     depreciation of investments                              (58)          (451)        (2,898)           (91)

Net increase (decrease) in net assets resulting
 from operations                                              (51)          (241)        (2,304)           (85)

Policy transactions:
    Policy purchase payments:
        Investrac Gold Variable Universal Life                 16            561          1,345            228
        Investrac Advantage Variable Universal Life           254            456          2,497            188
        Flexible Premium Universal Life
        Survivor Variable Universal Life                       11             13             39              2
        Wealthquest III Variable Universal Life

    Policy terminations, withdrawal payments
     and charges:
        Investrac Gold Variable Universal Life                 (6)          (438)        (1,354)           (45)
        Investrac Advantage Variable Universal Life           (71)          (144)          (699)           (11)
        Flexible Premium Universal Life
        Survivor Variable Universal Life                       (2)            (4)            (6)             2
        Wealthquest III Variable Universal Life

Increase (decrease) in net assets from policy
 transactions                                                 202            444          1,822            364
(Decrease) in net assets from Sponsor equity transfer           0              0              0              0

Increase (decrease) in net assets                             151            203           (482)           279

Net assets at the beginning of year                           489          4,097         11,864            365

Net assets at the end of year                            $    640          4,300         11,382            644



                                                           Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                         Fidelity                      Fidelity       Fidelity
                                                          Money         Fidelity        Invest.        Asset
                                                          Market        Overseas         Bond           Mgr.
------------------------------------------------------------------------------------------------------------------------------------

Operations:
    Investment income (loss) - net                       $     18             54              5             41
    Net realized gains (losses) on investments                  0             46              2              1
    Net change in unrealized appreciation or
     depreciation of investments                                0           (432)             7           (111)

Net increase (decrease) in net assets resulting
 from operations                                               18           (332)            14            (69)

Policy transactions:
    Policy purchase payments:
        Investrac Gold Variable Universal Life                318            212             65            178
        Investrac Advantage Variable Universal Life           299            216            132            120
        Flexible Premium Universal Life
        Survivor Variable Universal Life                       27             18             20              6
        Wealthquest III Variable Universal Life

    Policy terminations, withdrawal payments
     and charges:
        Investrac Gold Variable Universal Life               (118)          (195)           (13)          (177)
        Investrac Advantage Variable Universal Life           (31)           (45)           (14)           (23)
        Flexible Premium Universal Life
        Survivor Variable Universal Life                       (1)            (6)            (6)            (4)
        Wealthquest III Variable Universal Life

Increase (decrease) in net assets from policy
 transactions                                                 494            200            184            100
(Decrease) in net assets from Sponsor equity transfer           0              0              0              0

Increase (decrease) in net assets                             512           (132)           198             31

Net assets at the beginning of year                           339          1,419            119          1,340

Net assets at the end of year                                 851          1,287            317          1,371


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
As of December 31, 2001
(amounts in thousands)


                                                                       Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                        Fidelity     Fidelity     Fidelity      Fidelity     Fidelity     Fidelity
                                                         Index        Contra      Asset Mgr     Balanced      Growth       Midcap
                                                          500          Fund        Growth         Port       Opp Port       Port
------------------------------------------------------------------------------------------------------------------------------------

Operations:
    Investment income (loss) - net                      $     14          (18)           14            3          (11)         (53)
    Net realized gains (losses) on investments              (196)          63           (37)          (2)         (23)         (68)
    Net change in unrealized appreciation or
     depreciation of investments                          (1,715)        (766)          (56)          (4)        (149)         (71)

Net increase (decrease) in net assets resulting
 from operations                                          (1,897)        (721)          (79)          (3)        (183)        (192)

Policy transactions:
    Policy purchase payments:
        Investrac Gold Variable Universal Life             1,870          764           129            6           16          286
        Investrac Advantage Variable Universal Life        3,951        1,396           261          162          596        1,835
        Flexible Premium Universal Life                        0            0                                       0
        Survivor Variable Universal Life                      91           15             1            0           12           40
        Wealthquest III Variable Universal Life

    Policy terminations, withdrawal payments
     and charges:
        Investrac Gold Variable Universal Life            (1,500)        (748)          (97)          (4)         (16)        (618)
        Investrac Advantage Variable Universal Life       (1,858)        (376)         (100)         (26)        (124)        (552)
        Flexible Premium Universal Life                        0            0                                       0
        Survivor Variable Universal Life                     (15)          (9)           (1)           0           (5)         (19)
        Wealthquest III Variable Universal Life

Increase (decrease) in net assets from
 policy transactions                                       2,539        1,042           193          138          479          972
(Decrease) in net assets from Sponsor equity transfer          0            0             0            0            0            0

Increase (decrease) in net assets                            642          321           114          135          296          780

Net assets at the beginning of year                       13,545        5,299           884          143        1,066        4,636

Net assets at the end of year                           $ 14,187        5,620           998          278        1,362        5,416


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
As of December 31, 2001
(amounts in thousands)


                                                                 Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                             Fidelity      Fidelity        Fidelity      Fidelity        Fidelity
                                                            Aggressive    Contrafund        Index        Growth          Midcap
                                                              Growth          II            500 II        Opp II            II
------------------------------------------------------------------------------------------------------------------------------------

Operations:
    Investment income (loss) - net                          $     0              0              0              0              0
    Net realized gains (losses) on investments                    0              0              0              0              0
    Net change in unrealized appreciation or
     depreciation of investments                                  0              0              0              0              1

Net increase (decrease) in net assets resulting
 from operations                                                  0              0              0              0              1

Policy transactions:
    Policy purchase payments:
        Investrac Gold Variable Universal Life
        Investrac Advantage Variable Universal Life
        Flexible Premium Universal Life
        Survivor Variable Universal Life
        Wealthquest III Variable Universal Life                   3             16             40              8             22

    Policy terminations, withdrawal payments and charges:
        Investrac Gold Variable Universal Life
        Investrac Advantage Variable Universal Life
        Flexible Premium Universal Life
        Survivor Variable Universal Life
        Wealthquest III Variable Universal Life                   0              0              0             (1)            (3)

Increase (decrease) in net assets from policy transactions        3             16             40              7             19
(Decrease) in net assets from Sponsor equity transfer             0              0              0              0              0

Increase (decrease) in net assets                                 3             16             40              7             20

Net assets at the beginning of year                               0              0              0              0              0

Net assets at the end of year                               $     3             16             40              7             20


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
As of December 31, 2001
(amounts in thousands)

                                                                        Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                            MFS Emerging      MFS Capital                           MFS Growth
                                                              Growth            Opportunity     MFS Research        w/ Income
------------------------------------------------------------------------------------------------------------------------------------

Operations:
    Investment income (loss) - net                          $       0              0              0              0
    Net realized gains (losses) on investments                      0              0              0              0
    Net change in unrealized appreciation or
     depreciation of investments                                    0              0              0              1

Net increase (decrease) in net assets resulting
 from operations                                                    0              0              0              1

Policy transactions:
    Policy purchase payments:
        Investrac Gold Variable Universal Life
        Investrac Advantage Variable Universal Life
        Flexible Premium Universal Life
        Survivor Variable Universal Life
        Wealthquest III Variable Universal Life                     5              3              2             47

    Policy terminations, withdrawal payments and charges:
        Investrac Gold Variable Universal Life
        Investrac Advantage Variable Universal Life
        Flexible Premium Universal Life
        Survivor Variable Universal Life
        Wealthquest III Variable Universal Life                     0              0              0             (1)

Increase (decrease) in net assets from policy transactions          5              3              2             46
(Decrease) in net assets from Sponsor equity transfer               0              0              0              0

Increase (decrease) in net assets                                   5              3              2             47

Net assets at the beginning of year                                 0              0              0              0

Net assets at the end of year                               $       5              3              2             47



                                                                         Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                           T Rowe Price     T Rowe Price      T Rowe Price Ltd       T Rowe Price
                                                           Equity Income    International         Term Bond         Midcap Growth
------------------------------------------------------------------------------------------------------------------------------------

Operations:
    Investment income (loss) - net                         $     17                 2                    0                  (18)
    Net realized gains (losses) on investments                   10                (8)                   0                   24
    Net change in unrealized appreciation or
     depreciation of investments                                 (8)              (44)                  (1)                  (7)

Net increase (decrease) in net assets resulting
 from operations                                                 19               (50)                  (1)                  (1)

Policy transactions:
    Policy purchase payments:
        Investrac Gold Variable Universal Life                  233                 8                                        35
        Investrac Advantage Variable Universal Life             665                86                                       756
        Flexible Premium Universal Life                           0
        Survivor Variable Universal Life                          2                 0                                        21
        Wealthquest III Variable Universal Life                  98                 0                   65                   10

    Policy terminations, withdrawal payments and charges:
        Investrac Gold Variable Universal Life                  (38)               (7)                                      (13)
        Investrac Advantage Variable Universal Life             (89)              (16)                                     (187)
        Flexible Premium Universal Life                           0
        Survivor Variable Universal Life                          0                 0                                        (2)
        Wealthquest III Variable Universal Life                  (3)                0                   (3)                   0

Increase (decrease) in net assets from policy transactions      868                71                   62                  620
(Decrease) in net assets from Sponsor equity transfer             0                 0                    0                    0

Increase (decrease) in net assets                               887                21                   61                  619

Net assets at the beginning of year                             216               189                    0                1,162

Net assets at the end of year                              $  1,103               210                   61                1,781


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
As of December 31, 2001
(amounts in thousands)


                                                                               Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Federated
                                                         Federated     Federated    Federated High      Federated         Equity
                                                       International    Utility      Income Bond     Growth Strategy      Income
------------------------------------------------------------------------------------------------------------------------------------

Operations:
    Investment income (loss) - net                       $         0           0                 0                 0            0
    Net realized gains (losses) on investments                     0           0                 0                 0            0
    Net change in unrealized appreciation
     or depreciation of investments                                0           0                 0                 0            0

Net increase (decrease) in net assets resulting
 from operations                                                   0           0                 0                 0            0

Policy transactions:
    Policy purchase payments:
        Investrac Gold Variable Universal Life
        Investrac Advantage Variable Universal Life
        Flexible Premium Universal Life
        Survivor Variable Universal Life
        Wealthquest III Variable Universal Life                    0           0                 7                 6            4

    Policy terminations, withdrawal payments and charges:
        Investrac Gold Variable Universal Life
        Investrac Advantage Variable Universal Life
        Flexible Premium Universal Life
        Survivor Variable Universal Life
        Wealthquest III Variable Universal Life                    0           0                (2)               (2)           0

Increase (decrease) in net assets from policy transactions         0           0                 5                 4            4
(Decrease) in net assets from Sponsor equity transfer              0           0                 0                 0            0

Increase (decrease) in net assets                                  0           0                 5                 4            4

Net assets at the beginning of year                                0           0                 0                 0            0

Net assets at the end of year                            $         0           0                 5                 4            4


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
As of December 31, 2001
(amounts in thousands)

                                                                        Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------------------
                                                          Alger            Alger    Alger Growth     Alger      Alger     Alger
                                                         Small Cap         Growth     & Income      Balanced   Mid Cap   Leveraged
------------------------------------------------------------------------------------------------------------------------------------

Operations:
    Investment income (loss) - net                       $       0              0              0           0         0           0
    Net realized gains (losses) on investments                   0              0              0           0         0           0
    Net change in unrealized appreciation or
     depreciation of investments                                 0              0              0           0         0           0

Net increase (decrease) in net assets
 resulting from operations                                       0              0              0           0         0           0

Policy transactions:
    Policy purchase payments:
        Investrac Gold Variable Universal Life
        Investrac Advantage Variable Universal Life
        Flexible Premium Universal Life
        Survivor Variable Universal Life
        Wealthquest III Variable Universal Life                  0              9              3           0        10           7

    Policy terminations, withdrawal payments
     and charges:
        Investrac Gold Variable Universal Life
        Investrac Advantage Variable Universal Life
        Flexible Premium Universal Life
        Survivor Variable Universal Life
        Wealthquest III Variable Universal Life                  0              0              0           0         0          (1)

Increase (decrease) in net assets from
 policy transactions                                             0              9              3           0        10           6
(Decrease) in net assets from Sponsor equity transfer            0              0              0           0         0           0

Increase (decrease) in net assets                                0              9              3           0        10           6

Net assets at the beginning of year                              0              0              0           0         0           0

Net assets at the end of year                            $       0              9              3           0        10           6


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
As of December 31, 2001
(amounts in thousands)


                                                                    Segregated Sub-accounts
- ----------------------------------------------------------------------------------------------------------------------------------
                                                                            Invesco                        Invesco
                                                            Invesco         Health         Invesco          Small
                                                            Dynamics        Science       Technology      Co. Growth
- ----------------------------------------------------------------------------------------------------------------------------------

Operations:
    Investment income (loss) - net                          $    0              0              0              0
    Net realized gains (losses) on investments                   0              0              0              0
    Net change in unrealized appreciation
    or depreciation of investments                               0              0              1              0

Net increase (decrease) in net assets resulting
 from operations                                                 0              0              1              0

Policy transactions:
    Policy purchase payments:
        Investrac Gold Variable Universal Life
        Investrac Advantage Variable Universal Life
        Flexible Premium Universal Life
        Survivor Variable Universal Life
        Wealthquest III Variable Universal Life                  2             11             10              0

    Policy terminations, withdrawal payments and charges:
        Investrac Gold Variable Universal Life
        Investrac Advantage Variable Universal Life
        Flexible Premium Universal Life
        Survivor Variable Universal Life
        Wealthquest III Variable Universal Life                  0             (2)            (1)             0

Increase (decrease) in net assets from policy transactions       2              9              9              0
(Decrease) in net assets from Sponsor equity transfer            0              0              0              0

Increase (decrease) in net assets                                2              9             10              0

Net assets at the beginning of year                              0              0              0              0

Net assets at the end of year                               $    2              9             10              0



                                                                       Segregated Sub-accounts
- ----------------------------------------------------------------------------------------------------------------------------------
                                                            Invesco Real                                    Invesco
                                                               Estate         Invesco      Invesco         Financial
                                                                 Opp         Utilities     Telecom           Svcs.
- ----------------------------------------------------------------------------------------------------------------------------------

Operations:
    Investment income (loss) - net                          $     0              1              0              0
    Net realized gains (losses) on investments                    0              0              0              0
    Net change in unrealized appreciation
    or depreciation of investments                                0             (1)             0              0

Net increase (decrease) in net assets resulting
 from operations                                                  0              0              0              0

Policy transactions:
    Policy purchase payments:
        Investrac Gold Variable Universal Life
        Investrac Advantage Variable Universal Life
        Flexible Premium Universal Life
        Survivor Variable Universal Life
        Wealthquest III Variable Universal Life                   1             44              0              7

    Policy terminations, withdrawal payments and charges:
        Investrac Gold Variable Universal Life
        Investrac Advantage Variable Universal Life
        Flexible Premium Universal Life
        Survivor Variable Universal Life
        Wealthquest III Variable Universal Life                   0              0              0              0

Increase (decrease) in net assets from policy transaction         1             44              0              7
(Decrease) in net assets from Sponsor equity transfer             0              0              0              0

Increase (decrease) in net assets                                 1             44              0              7

Net assets at the beginning of year                               0              0              0              0

Net assets at the end of year                                     1             44              0              7


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
As of December 31, 2000
(amounts in thousands)

                                                          Segregated Sub-accounts
- ----------------------------------------------------------------------------------------------------------
                                                     Fidelity         Fidelity      Fidelity      Fidelity
                                                     Growth & Inc.    Equity        Growth        High
                                                                      Income                      Income
- ----------------------------------------------------------------------------------------------------------

Operations:
    Investment income (loss) - net               $              (1)         34          (109)           27
    Net realized gains (losses) on investments                  14         292         1,537           (30)
    Net change in unrealized appreciation
    or depreciation of investments                             (31)        (92)       (3,053)         (108)

Net increase (decrease) in net assets
resulting from operations                                      (18)        234        (1,625)         (111)

Policy transactions:
    Policy purchase payments:
        Investrac Gold Variable
        Universal Life                                          25         (45)        1,560            81
        Investrac Advantage Variable
        Universal Life                                         243         283         3,031            22
        Flexible Premium Universal Life
        Survivor Variable Universal Life                        10           1            54             0

    Policy terminations, withdrawal payments
    and charges:
        Investrac Gold Variable
        Universal Life                                          (4)       (478)       (1,297)          (93)
        Investrac Advantage Variable
        Universal Life                                         (36)        (81)         (373)           (9)
        Flexible Premium Universal Life
        Survivor Variable Universal Life                        (2)          0            (9)            0

Increase (decrease) in net assets from
    policy transactions                                        236        (320)        2,966             1

Increase (decrease) in net assets                              218         (86)        1,341          (110)

Net assets at the beginning of year                            271       4,183        10,523           475

Net assets at the end of year                    $             489       4,097        11,864           365

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
As of December 31, 2000
(amounts in thousands)

                                                           Segregated Sub-accounts
- ------------------------------------------------------------------------------------------------------------
                                                       Fidelity         Fidelity      Fidelity      Fidelity
                                                       Money             Overseas     Invest.        Asset
                                                       Market                         Bond            Mgr.
- ------------------------------------------------------------------------------------------------------------
Operations:
    Investment income (loss) - net                 $           12              5              9             33
    Net realized gains (losses) on investments                  0            166              6            111
    Net change in unrealized appreciation
    or depreciation of investments                              0           (501)            (4)          (212)

Net increase (decrease) in net assets
resulting from operations                                      12           (330)            11            (68)

Policy transactions:
    Policy purchase payments:
        Investrac Gold Variable
        Universal Life                                        169            260            (36)            79
        Investrac Advantage Variable
        Universal Life                                        (24)           316             17             74
        Flexible Premium Universal Life
        Survivor Variable Universal Life                        0             26              6              6

    Policy terminations, withdrawal payments
    and charges:
        Investrac Gold Variable
        Universal Life                                        (42)          (170)           (13)          (193)
        Investrac Advantage Variable
        Universal Life                                         (5)           (26)            (3)           (17)
        Flexible Premium Universal Life
        Survivor Variable Universal Life                        0             (3)            (1)            (1)

Increase (decrease) in net assets from
    policy transactions                                        98            403            (30)           (52)

Increase (decrease) in net assets                             110             73            (19)          (120)

Net assets at the beginning of year                           229          1,346            138          1,460

Net assets at the end of year                      $          339          1,419            119          1,340

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
As of December 31, 2000
(amounts in thousands)

                                                                                           Segregated Sub-accounts
- ------------------------------------------------------------------------------------------------------------------------------
                                                    Fidelity     Fidelity     Fidelity       Fidelity     Fidelity      Fidelity
                                                      Index        Contra      Asset Mgr     Balanced      Growth       Midcap
                                                       500          Fund        Growth        Port        Opp Port       Port
- ------------------------------------------------------------------------------------------------------------------------------

Operations:
    Investment income (loss) - net          $             (1)         (32)            10            2            0            (9)
    Net realized gains (losses) on
        investments                                      424          600             76            0           36             9
    Net change in unrealized appreciation
    or depreciation of investments                    (1,925)        (957)          (213)          (9)        (221)          359

Net increase (decrease) in net assets
    resulting from operations                         (1,502)        (389)          (127)          (7)        (185)          359

Policy transactions:
    Policy purchase payments:
        Investrac Gold Variable
            Universal Life                             1,229          673             23           14           70         1,777
        Investrac Advantage Variable
            Universal Life                             2,909        1,624            252           55          584         2,678
        Flexible Premium Universal Life                    0            0                                        0
        Survivor Variable Universal Life                  50           31              0            0           15            33

    Policy terminations, withdrawal payments
        and charges:
        Investrac Gold Variable
            Universal Life                            (1,454)        (513)          (105)          (1)          (6)          (89)
        Investrac Advantage Variable
	    Universal Life                              (468)        (190)           (33)         (13)         (86)         (125)
        Flexible Premium Universal Life                   (1)           0                                        0
        Survivor Variable Universal Life                  (9)          (2)                          0           (4)           (1)

Increase (decrease) in net assets from
    policy transactions                                2,256        1,623            137           55          573         4,273

Increase (decrease) in net assets                        754        1,234             10           48          388         4,632

Net assets at the beginning of year                   12,791        4,065            874           95          678             4

Net assets at the end of year               $         13,545        5,299            884          143        1,066         4,636

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
As of December 31, 2000
(amounts in thousands)

                                                             Segregated Sub-accounts
----------------------------------------------------------------------------------------------------------------------------------
                                                  American National   American National   American National   American National
                                                  Growth                Equity Income         Balanced           Money Market
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              <C
Operations:
    Investment income (loss) - net             $                116                 151                 197                 180
    Net realized gains (losses) on investments                  522                 743                 323                   0
    Net change in unrealized appreciation or
        depreciation of investments                          (1,125)                185                (301)                  0

Net increase (decrease) in net assets
    resulting from operations                                  (487)              1,079                 219                 180

Policy transactions:
    Policy purchase payments:
        Investrac Gold Variable
        Universal Life                                          872                 386                 111                  (9)
        Investrac Advantage
        Variable Universal Life                               1,355                 439                 208                (185)
        Flexible Premium Universal Life
        Survivor Variable Universal Life                          3                   3                   0                   8

    Policy terminations, withdrawal payments
        and charges:
        Investrac Gold Variable
        Universal Life                                       (1,037)               (595)               (205)                 (7)
        Investrac Advantage Variable
        Universal Life                                         (276)                (92)                (44)                (82)
        Flexible Premium Universal Life
        Survivor Variable Universal Life                         (1)                  0                   0                  (8)

Increase (decrease) in net assets from
    policy transactions                                         916                 141                  70                (283)

Increase (decrease) in net assets                               429               1,220                 289                (103)

Net assets at the beginning of year                          13,430               9,380               5,655               2,917

Net assets at the end of year                  $             13,859              10,600               5,944               2,814

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
As of December 31, 2000
(amounts in thousands)

                                                           Segregated Sub-accounts
- --------------------------------------------------------------------------------------------------------------
                                                        AN Gov't        AN High      AN Small/        AN
                                                        Bond           Yield Bond    MidCap        International
- --------------------------------------------------------------------------------------------------------------
Operations:
    Investment income (loss) - net             $               0                0            0                 0
    Net realized gains (losses)
    on investments                                             0                0           (9)                0
    Net change in unrealized appreciatio
        or depreciation of investments                         0                0          (50)                0

Net increase (decrease) in net assets
    resulting from operations                                  0                0          (59)                0

Policy transactions:
    Policy purchase payments:
        Investrac Gold Variable
            Universal Life                                     0                0           34                 0
        Investrac Advantage Variable
            Universal Life                                     0                0          145                 1
        Flexible Premium Universal Life
        Survivor Variable Universal Life                       0                0            0                 0

    Policy terminations, withdrawal payments
        and charges:
        Investrac Gold Variable
        Universal Life                                         0                0           (1)                0
        Investrac Advantage Variable
        Universal Life                                         0                0           (4)                0
        Flexible Premium Universal Life
        Survivor Variable Universal Life                       0                0            0                 0

Increase (decrease) in net assets from
    policy transactions                                        0                0          174                 1

Increase (decrease) in net assets                              0                0          115                 1

Net assets at the beginning of year                            0                0            0                 0

Net assets at the end of year                  $               0                0          115                 1

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
As of December 31, 2000
(amounts in thousands)

                                                           Segregated Sub-accounts
------------------------------------------------------------------------------------------------------------------------
                                                        T Rowe Price      T Rowe Price          T Rowe Price
                                                        Equity Income     International         Midcap Growth
------------------------------------------------------------------------------------------------------------------------


Operations:
    Investment income (loss) - net                        $         3                (1)                   (9)
    Net realized gains (losses)
        on investments                                              7                 7                    25
    Net change in unrealized appreciation
        or depreciation of investments                             11               (37)                   19

Net increase (decrease) in net assets
    resulting from operations                                      21               (31)                   35

Policy transactions:
    Policy purchase payments:
        Investrac Gold Variable
            Universal Life                                         10                20                    48
        Investrac Advantage Variable
            Universal Life                                         56               154                   745
        Flexible Premium Universal Life                             0
        Survivor Variable Universal Life                            1                 0                     3

    Policy terminations, withdrawal
    payments and charges:
        Investrac Gold Variable
            Universal Life                                         (2)               (2)                   (2)
        Investrac Advantage Variable
            Universal Life                                        (14)              (12)                  (76)
        Flexible Premium Universal Life                             0
        Survivor Variable Universal Life                            0                 0                     0

Increase (decrease) in net assets from
    policy transactions                                            51               160                   718

Increase (decrease) in net assets                                  72               129                   753

Net assets at the beginning of year                               144                60                   409

Net assets at the end of year                             $       216               189                 1,162

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
As of December 31, 1999
(amounts in thousands)


                                                           Segregated Sub-accounts
- ------------------------------------------------------------------------------------------------------------------------------
                                                      Fidelity       Fidelity                   Fidelity
                                                      Growth &        Equity       Fidelity       High
                                                       Income         Income        Growth       Income
- ------------------------------------------------------------------------------------------------------------------------------

Operations:
 Investment Income (loss) - net                     $       (2)            16           (59)          39
 Net realized gains (losses) on investments                  9            184           771           (6)
 Net change in unrealized appreciation or
  depreciation of investments                                6            (19)        1,819            2

Net increase (decrease) in net assets
 resulting from operations                                  13            181         2,531           35

Policy transactions:
 Policy purchase payments:
  Investrac Gold Variable Universal Life                    17            606         1,520            7
  Investrac Advantage Variable Universal Life              210            596         1,709           39
  Flexible Premium Universal Life

 Policy terminations, withdrawal payments
 and charges:
  Investrac Gold Variable Universal Life                    (1)          (526)       (1,016)         (65)
  Investrac Advantage Variable Universal Life              (17)           (49)         (103)          (5)
  Flexible Premium Universal Life

Increase (decrease) in net assets from
policy transactions                                        209            627         2,110          (24)

Increase (decrease) in net assets                          222            808         4,641           11

Net assets at the beginning of year                         49          3,375         5,882          464

Net assets at the end of year                       $      271          4,183        10,523          475





                                                           Segregated Sub-accounts
- ------------------------------------------------------------------------------------------------------------------------------
                                                      Fidelity                     Fidelity     Fidelity
                                                       Money         Fidelity       Invest        Asset
                                                       Market        Overseas        Bond          Mgr
- ------------------------------------------------------------------------------------------------------------------------------

Operations:
 Investment Income (loss) - net                              7              5             3           27
 Net realized gains (losses) on investments                  0             63             1           67
 Net change in unrealized appreciation or
  depreciation of investments                                0            297            (6)          34

Net increase (decrease) in net assets
 resulting from operations                                   7            365            (2)         128

Policy transactions:
 Policy purchase payments:
  Investrac Gold Variable Universal Life                    28            259            23          196
  Investrac Advantage Variable Universal Life               73             97            20          139
  Flexible Premium Universal Life

 Policy terminations, withdrawal payments
 and charges:
  Investrac Gold Variable Universal Life                   (39)          (193)           (9)        (151)
  Investrac Advantage Variable Universal Life               (2)            (5)           (2)         (12)
  Flexible Premium Universal Life

Increase (decrease) in net assets from
policy transactions                                         60            158            32          172

Increase (decrease) in net assets                           67            523            30          300

Net assets at the beginning of year                        162            823           108        1,160

Net assets at the end of year                              229          1,346           138        1,460


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
As of December 31, 1999
(amounts in thousands)


                                                           Segregated Sub-accounts
- ------------------------------------------------------------------------------------------------------------------------------
                                                      Fidelity    Fidelity    Fidelity     Fidelity     Fidelity     Fidelity
                                                       Index       Contra     Asset Mgr    Balanced      Growth       Midcap
                                                        500         Fund       Growth        Port       Opp Port       Port
- ------------------------------------------------------------------------------------------------------------------------------

Operations:
 Investment Income (loss) - net                     $      (18)        (16)           9           0           (3)           0
 Net realized gains (losses) on investments                178         135           45           0            8            0
 Net change in unrealized appreciation or
  depreciation of investments                            1,661         546           52           1           11            1

Net increase (decrease) in net assets
 resulting from operations                               1,821         665          106           1           16            1

Policy transactions:
 Policy purchase payments:
  Investrac Gold Variable Universal Life                 2,434       1,005          104           0            6            1
  Investrac Advantage Variable Universal Life            2,797         933          200          98          597            2
  Flexible Premium Universal Life                           30          15                                    15

 Policy terminations, withdrawal payments
 and charges:
  Investrac Gold Variable Universal Life                (1,442)       (528)        (128)          0            0            0
  Investrac Advantage Variable Universal Life             (227)        (60)         (17)         (4)         (42)           0
  Flexible Premium Universal Life                            0           0                                     0

Increase (decrease) in net assets from
policy transactions                                      3,592       1,365          159          94          576            3

Increase (decrease) in net assets                        5,413       2,030          265          95          592            4

Net assets at the beginning of year                      7,378       2,035          609           0           86            0

Net assets at the end of year                       $   12,791       4,065          874          95          678            4



AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
As of December 31, 1999
(amounts in thousands)


                                                           Segregated Sub-accounts
- ------------------------------------------------------------------------------------------------------------------------------
                                                               AN               AN   T Rowe Price                T Rowe Price
                                                      AN     Equity     AN     Money    Equity      T Rowe Price     Midcap
                                                    Growth   Income  Balanced  Market   Income     International    Growth
- ------------------------------------------------------------------------------------------------------------------------------

Operations:
 Investment Income (loss) - net                   $     10       19        23      97           0              0           (2)
 Net realized gains (losses) on investments            171      464       123       0           6              9           10
 Net change in unrealized appreciation or
  depreciation of investments                        1,406      305      (101)      0         (10)            10           50

Net increase (decrease) in net assets
 resulting from operations                           1,587      788        45      97          (4)            19           58

Policy transactions:
 Policy purchase payments:
  Investrac Gold Variable Universal Life             1,363    1,094       565      28           0             (6)           1
  Investrac Advantage Variable Universal Life        1,235      522       207     305          93             49          359
  Flexible Premium Universal Life                                                   0          15

 Policy terminations, withdrawal payments
 and charges:
  Investrac Gold Variable Universal Life            (1,107)    (468)     (209)     (5)          0              0            0
  Investrac Advantage Variable Universal Life         (120)     (43)      (22)    (60)         (9)            (3)         (27)
  Flexible Premium Universal Life                                                   0           0

Increase (decrease) in net assets from
policy transactions                                  1,371    1,105       541     268          99             40          333

Increase (decrease) in net assets                    2,958    1,893       586     365          95             59          391

Net assets at the beginning of year                 10,472    7,487     5,069   2,552          49              1           18

Net assets at the end of year                     $ 13,430    9,380     5,655   2,917         144             60          409



AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
December 31, 2001



(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
General ... American National Variable Life Separate Account (Separate
   Account) was established on July 30,1987 under Texas law as a separate investment account of American National Insurance Company (the
   Sponsor).  The Separate Account began operations on February 20, 1991.
   The assets of the Separate Account are segregated from the Sponsor's other assets and are used only to support variable life products issued by the Sponsor. The Separate Account is registered under the Investment
   Company Act of 1940, as amended, as a unit investment trust.
   These financial statements report the result of the subaccounts for the various variable life products. There are currently 56 subaccounts within the Separate Account, although not all subaccounts are offered in each product. Each of the subaccounts is invested only in a corresponding portfolio of the American National (AN), Fidelity Funds, T. Rowe Price Funds, MFS Funds, Federated Funds, Invesco Funds or Alger Funds. The American National Funds were organized and are managed for a fee by Securities Management & Research, Inc. (SM&R) which is a wholly-owned subsidiary of the Sponsor.
Basis of Presentation...The financial statements of the Separate Account have been prepared on an accrual basis in accordance with generally accepted accounting principles.
Investments...Investments in shares of the separate investment portfolios are stated at market value which is the net asset value per share as determined by the respective portfolios. Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the basis of identified cost. Capital gain distributions and dividends from mutual funds are recorded and reinvested upon receipt.
Federal Taxes... Under the Internal Revenue
   Code, all ordinary income and capital gains allocated to the contract owners are not taxed to the Sponsor. As a result, the net asset values of the subaccounts are not affected by federal income taxes on distributions received by the subaccounts. Accordingly, no provision for income taxes is required in the accompanying financial statements.
Use of Estimates...The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

(2) SPONSOR'S INVESTMENT

On March 1, 1991 the Sponsor made an initial investment of $7,000,000 in the Separate Account. The Sponsor exercised its option to transfer this investment from the Separate Account to the Sponsor's General Account on November 1,
2001. The approximate total market value of this investment at the time of transfer was $13,182,000.

(3)  SECURITY PURCHASES AND SALES
For the year ended December 31, 2001, the aggregate cost of purchases (including reinvestment of dividend distributions and transfers between funds) and proceeds from sales of investments in the mutual fund portfolios were as follows (in thousands):
                                         Purchases        Sales
Alger Small Capitalization                      --           --
Alger Growth Portfolio                           9           --
Alger Growth & Income                            3           --
Alger Balanced                                  --           --
Alger MidCap Growth                              9           --
Alger Leveraged AllCap                           7            1
Federated International                         --           --
Federated Utility                               --           --
Federated High Income Bond                       7            2
Federated Growth Strategies                      6            2
Federated Equity Income                          4           --
Fidelity Growth & Income                       261           39
Fidelity Equity Income                         950          293
Fidelity Growth                              3,381          868
Fidelity High Income Bond                      439           36
Fidelity Money Market                        1,083          571
Fidelity Overseas                              522          161
Fidelity Investment Bond                       244           53
Fidelity Asset Manager                         268          105
Fidelity Index 500                           4,324        1,759
Fidelity Contra Fund                         1,782          617
Fidelity Asset Manager: Growth                 398          163
Fidelity Balanced Portfolio                    153           12
Fidelity Growth Opportunities Port.            521           52
Fidelity Midcap Portfolio                    2,055        1,134
Fidelity Aggressive Growth                       3           --
Fidelity Asset Manager II                       --           --
Fidelity Asset Manager: Growth II               --           --
Fidelity Contra Fund II                         16            1
Fidelity Index 500 II                           40            1
Fidelity Growth Opportunities II                 8            1
Fidelity Midcap II                              22            3
Invesco Dynamics                                 2           --
Invesco Health Sciences                         11            2
Invesco Technology                               9           --
Invesco Small Company Growth                    --           --
Invesco Real Estate Opportunities                1           --
Invesco Utilities                               44           --
Invesco Telecommunications                      --           --
Invesco Financial Services                       7           --
MFS Emerging Growth                              4           --
MFS Capital Opportunities                        3           --
MFS Research                                     2           --
MFS Investors' Trust                            47            1
AN Growth                                    1,603          426
AN Equity Income                               939          315
AN Balanced                                    450          107
AN Money Market                              2,469        2,413
AN Government Bond                             170           27
AN High Yield Bond                              32           12
AN Small-Cap/Mid-Cap                           208           23
AN International Stock                           8           --
T. Rowe Price Equity Income                  1,070          192
T. Rowe Price International                     87            6
T. Rowe Price Limited Term Bond                 65            4
T. Rowe Price Mid Cap Growth                   908          282
---------------------------------------------------------------
TOTALS                                  $   24,654    $   9,684


(4)  POLICY CHARGES AND DEDUCTIONS
Mortality and Expense Risk Charges...The mortality risk and expense risk charges are applied daily against the net assets representing equity of contract owners held in each subaccount. The effective annual effective rates for these charges are up to:
    Investrac Gold Variable Universal Life            0.90%
    Investrac Advantage Variable Universal Life       1.25%
    Flexible Premium Variable Universal Life          1.25%
    Survivorship Advantage Variable Universal Life    0.90%
    Wealthquest III Variable Universal Life           0.70%

Monthly Administrative Charges - A Monthly deduction charge to the accumulated value will be deducted equal to a monthly cost of insurance charge, including additional charges for riders if applicable, for the current policy month. Also, an expense charge varying by product is assessed as follows:
    Investrac Gold Variable Universal Life            $2.50
    Investrac Advantage Variable Universal Life       $7.50
    Flexible Premium Variable Universal Life          0.40% of policy
                                                      value (first year only)
    Survivorship Advantage Variable Universal Life    up to $5.00
    Wealthquest III Variable Universal Life           none

Surrender Charge...A surrender charge is imposed upon the surrender of variable life insurance contracts to compensate the Sponsor for sales and other marketing expenses. The amount of any surrender charge will depend on the number of years that have elapsed since the contract was issued. In addition, partial surrenders will be assessed a $25 fee. No surrender charge will be imposed on death benefits.
Transfer Charge... After the first twelve transfers in any one policy year for transfers made among the subaccounts (after four for the Investrac Gold Variable Universal Life product), a $10 transfer charge is imposed.
Premium Charge... Premium loads vary by product as follows:
       Investrac Gold Variable Universal Life - a 4% sales charge plus a $2.00 transaction charge plus applicable premium tax up to 4%.
       Investrac Advantage Variable Universal Life - no sales charges or loads Flexible Premium Variable Universal Life - a 4% sales charge Survivorship Advantage Variable Universal Life - up to a 3% sales charge Wealthquest III Variable Universal Life - up to a 6% sales charge

 (5) FINANCIAL HIGHLIGHTS

American National Insurance Company sells a number of variable universal life products having unique combinations of features and fees that are charged against the policyholder's account balance (see preceding note).
 Differences in fee structures result in a variety of expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return (all numbers are percentages):


                               Investment  Expense Ratio **     Total Return ***
                                Income     lowest to highest   lowest to highest
                                Ratio*
________________________________________________________________________________
 Alger Small Cap (a)             0.00%          0.70%                1.61%
 Alger Growth (a)                0.00%          0.70%                3.80%
 Alger Growth & Income (a)       0.00%          0.70%                2.38%
 Alger Balanced (a)              0.00%          0.70%                2.27%
 Alger Mid Cap (a)               0.00%          0.70%                4.75%
 Alger Leveraged (a)             0.00%          0.70%                3.74%
 Federated International (a)     0.00%          0.70%               -7.72%
 Federated Utility (a)           0.00%          0.70%               -5.78%
 Federated High Income Bond (a)  0.00%          0.70%               -2.51%
 Federated Growth Strat (a)      0.00%          0.70%               -0.12%
 Federated Equity Income (a)     0.00%          0.70%                1.23%
 Fidelity Growth & Income        1.14%     0.90% to 1.25%      -9.90% to  -9.55%
 Fidelity Equity Income          3.42%     0.90% to 1.25%      -6.14% to  -5.80%
 Fidelity Growth                 1.97%     0.90% to 1.25%     -18.69% to -18.38%
 Fidelity High Inc. Bond         8.91%     0.90% to 1.25%     -12.71% to -12.51%
 Fidelity Money Market           4.33%     0.90% to 1.25%       3.00% to   3.28%
 Fidelity Overseas               4.97%     0.90% to 1.25%     -22.20% to -21.87%
 Fidelity Invest. Bond           3.18%     0.90% to 1.25%       7.10% to   7.50%
 Fidelity Asset Manager          4.00%     0.90% to 1.25%      -5.28% to  -4.94%
 Fidelity Index 500              1.13%     0.90% to 1.25%     -13.19% to -12.88%
 Fidelity Contra Fund            0.68%     0.90% to 1.25%     -13.46% to -13.02%
 Fidelity Asset Mgr: Growth      2.55%     0.90% to 1.25%      -8.63% to  -8.21%
 Fidelity Balanced               2.57%     0.90% to 1.25%      -2.81% to  -2.44%
 Fidelity Growth Opport          0.31%     0.90% to 1.25%     -15.46% to -15.18%
 Fidelity Mid Cap                0.00%     0.90% to 1.25%      -4.02% to  -3.68%
 Fidelity Aggressive Growth (a)  0.00%          0.70%                2.65%
 Fidelity Contra II (a)          0.00%          0.70%                0.67%
 Fidelity Index 500 II (a)       0.00%          0.70%                1.36%
 Fidelity Growth Opport II (a)   0.00%          0.70%                1.80%
 Fidelity Mid Cap II (a)         0.00%          0.70%                4.20%
 Invesco Dynamics (a)            0.00%          0.70%                1.63%
 Invesco Health Science (a)      2.00%          0.70%                2.00%
 Invesco Technology (a)          0.00%          0.70%                1.89%
 Invesco Small Co. Growth (a)    0.00%          0.70%                3.71%
 Invesco Real Estate Opport (a)  6.11%          0.70%                1.50%
 Invesco Utilities (a)           6.45%          0.70%               -8.68%
 Invesco Telecom. (a)            0.00%          0.70%               -5.33%
 Invesco Financial Services (a)  1.99%          0.70%                1.49%
 MFS Emerging Growth (a)         0.00%          0.70%                3.09%
 MFS Capital Opport (a)          0.00%          0.70%                0.96%
 MFS Research (a)                0.00%          0.70%                1.25%
 MFS Growth w/ Income (a)        0.00%          0.70%                0.77%
 AN Growth                       1.12%     0.70% to 1.25%      -17.15% to  2.88%
 AN Equity Income                3.82%     0.70% to 1.25%      -12.87% to -3.47%
 AN Balanced                     3.31%     0.70% to 1.25%       -5.73% to -0.71%
 AN Money Market                 3.35%     0.70% to 1.25%        1.29% to  1.72%
 AN US Gov't Bond                9.44%     0.70% to 1.25%            6.31%
 AN High Inc. Bond              23.39%     0.70% to 1.25%            1.92%
 AN Small Cap/Mid Cap            0.00%     0.70% to 1.25%      -55.10% to -0.23%
 AN International                1.28%     0.70% to 1.25%      -24.07% to -4.29%
 T Rowe Price Eqiuty Income      3.67%     0.70% to 1.25%       -0.02% to  0.42%
 T Rowe Price International      2.22%     0.70% to 1.25%      -23.17% to -2.46%
 T Rowe Price Ltd term Bond (a)  4.24%          0.70%                1.39%
 T Rowe Price Mid Cap Grwth      0.00%     0.70% to 1.25%       -2.14% to  6.41%

(a) These funds were added on 9/1/2001
* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values.
The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values.
 Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.
 Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the year 2001 or from the effective date through the end of 2001.

FINANCIAL INFORMATION
INDEPENDENT AUDITORS' REPORT

To the Stockholders and Board of Directors
American National Insurance Company:

We have audited the accompanying consolidated statements of financial position of American National Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of income and comprehensive income, changes in stockholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management.

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. The accompanying consolidated financial statements of American National Insurance Company and subsidiaries as of December 31, 1999 were audited by other auditors whose report thereon dated February 11, 2000, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American National Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the consolidated financial statements, effective January 1, 2001, the Company adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities." In conjunction with the adoption of SFAS No. 133, the Company was permitted to reclassify bonds from held-to-maturity to available-for-sale.

KPMG LLP

February 6, 2002

Houston, Texas

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Stockholders and Board of Directors,
American National Insurance Company:

We have audited the accompanying consolidated statement of income and the related statements of changes in stockholders' equity, comprehensive income and cash flows of American National Insurance Company and subsidiaries (the Company) for the year ended December
31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of American National Insurance Company and subsidiaries for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.



ARTHUR ANDERSEN LLP
Houston, Texas
February 11, 2000



CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except for per share data)

                                                                     2001         2000          1999
Premiums and other revenue
  Premiums
    Life........................................................  $  323,603   $  301,440   $  300,326
    Annuity.....................................................      35,773       55,504       41,704
    Accident and health.........................................     415,124      404,973      396,072
    Property and casualty.......................................     666,823      426,786      392,576
  Other policy revenues.........................................     104,680      103,323      100,258
  Net investment income.........................................     529,146      479,089      473,949
  Gain from sale of investments, net............................       6,545       22,571      149,061
  Other income..................................................      52,687       40,795       35,668

    Total revenues..............................................   2,134,381    1,834,481    1,889,614

Benefits and expenses
  Death and other benefits:
    Life........................................................     240,724      218,652      218,109
    Annuity.....................................................      55,196       53,180       45,464
    Accident and health.........................................     332,371      316,965      290,846
    Property and casualty.......................................     574,610      374,671      311,723
  Increase in liability for future policy benefits:
    Life........................................................      23,983       15,539       15,546
    Annuity.....................................................       2,870       18,991        9,748
    Accident and health.........................................      28,196        2,127        4,787
  Interest credited to policy account balances..................     130,551      107,358      117,411
  Commissions for acquiring and servicing policies..............     296,119      256,146      264,808
  Other operating costs and expenses............................     306,867      222,458      210,877
  Decrease (increase) in deferred policy acquisition costs......     (15,254)       7,807       (2,188)
  Taxes, licenses and fees......................................      46,975       36,694       33,744

    Total benefits and expenses.................................   2,023,208    1,630,588    1,520,875

Income from operations before equity
 in earnings of unconsolidated affiliates
 and federal income taxes.......................................     111,173      203,893      368,739
Equity in earnings (losses) of unconsolidated affiliates........      (6,054)       3,049       19,942

Income from operations before federal income taxes..............     105,119      206,942      388,681
Provision (benefit) for federal income taxes
  Current.......................................................      56,708       83,255      132,128
  Deferred......................................................     (16,520)     (16,487)     (10,060)

Net income......................................................  $   64,931      140,174   $  266,613

Net income per common share - basic and diluted.................  $     2.45         5.29   $    10.07



See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
(In thousands)

                                                                             December 31,
                                                                           2001          2000
Assets
  Investments, other than investments in unconsolidated affiliates
     Debt securities:
       Bonds held-to-maturity, at amortized cost....................   $3,811,582    $3,534,465
       Bonds available-for-sale, at market..........................    1,578,184       749,268
     Marketable equity securities, at market:
       Preferred stocks.............................................       50,441        24,113
       Common stocks................................................      889,092       844,852
     Mortgage loans on real estate..................................    1,007,993     1,024,312
     Policy loans...................................................      324,545       294,313
     Investment real estate, net of
      accumulated depreciation of $132,873 and $121,446.............      233,069       243,263
     Short-term investments.........................................      255,476       140,518
     Other invested assets..........................................      129,398       134,857

       Total investments............................................    8,279,780     6,989,961
  Cash..............................................................      188,043       156,785
  Investments in unconsolidated affiliates..........................      173,878       158,229
  Accrued investment income.........................................      125,781       107,573
  Reinsurance ceded receivables.....................................      645,460       228,062
  Prepaid reinsurance premiums......................................      173,346       191,899
  Premiums due and other receivables................................      214,586       152,218
  Deferred policy acquisition costs.................................      829,216       747,884
  Property and equipment, net.......................................       73,932        51,194
  Other assets......................................................      243,507       183,992
  Separate account assets...........................................      310,608       302,590

       Total assets.................................................  $11,258,137    $9,270,387


Liabilities
  Policyholder funds
     Future policy benefits:
       Life.........................................................   $2,160,613    $1,890,103
       Annuity......................................................      216,627       203,948
       Accident and health..........................................      104,913        67,026
     Policy account balances........................................    2,849,458     2,206,888
     Policy and contract claims.....................................    1,226,588       573,742
     Other policyholder funds.......................................      958,156       647,911

       Total policyholder liabilities...............................    7,516,355     5,589,618
  Current federal income taxes......................................      (25,649)      (21,818)
  Deferred federal income taxes.....................................       79,665       148,691
  Notes payable.....................................................      204,443            --
  Other liabilities.................................................      234,124       227,649
  Minority interests in subsidiaires................................        2,252            --
  Separate account liabilities......................................      310,608       302,590

       Total Liabilities............................................    8,321,798     6,246,730

Stockholders' equity
  Capital stock.....................................................       30,832        30,832
  Additional paid-in capital........................................        2,947         2,850
  Accumulated other comprehensive income............................       75,940       150,402
  Retained earnings.................................................    2,931,218     2,944,453
  Treasury stock, at cost...........................................     (100,891)     (100,862)
  Restricted stock..................................................       (3,707)       (4,018)

       Total stockholders' equity...................................    2,936,339     3,023,657

       Total liabilities and stockholders' equity...................  $11,258,137    $9,270,387


See accompanying notes to consolidated financial statements.


CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
(In thousands, except for per share data)

                                                                         2001         2000         1999
Common
stock               Balance at beginning and end of year...........  $   30,832   $   30,832   $   30,832

Additional          Balance at beginning of year...................       2,850          211          211
paid-in capital     Issuance of treasury shares as restricted stock          97        2,639           --

                    Balance at end of year.........................       2,947        2,850          211

Accumulated         Balance at beginning of year...................     150,402      254,820      299,176
other               Change in unrealized gains on
comprehensive         marketable securities, net...................     (70,150)    (104,313)     (44,328)
income              Foreign exchange adjustments...................          (4)        (105)         (28)
                    Change in fair value of interest rate swap ....      (4,308)          --           --

                    Balance at end of year.........................      75,940      150,402      254,820

Retained            Balance at beginning of year...................   2,944,453    2,880,010    2,687,120
earnings            Net income.....................................      64,931      140,174      266,613
                    Cash dividends to stockholders
                    ($2.93, $2.86, $2.78 per share)................     (77,585)     (75,731)     (73,723)
                    Cash dividends to minority stockholders
                      of subsidiaries..............................        (226)          --           --
                    Redemption premium on subsidiary preferred
                      stock........................................        (355)          --           --

                    Balance at end of year.........................   2,931,218    2,944,453    2,880,010

Treasury            Balance at beginning of year...................    (100,862)    (102,727)    (102,727)
stock               Net issuance (redemption) of restricted stock..         (29)       1,865           --

                    Balance at end of year.........................    (100,891)    (100,862)    (102,727)

Restricted          Balance at beginning of year...................      (4,018)          --           --
stock               Net redemption (issuance) of restriscted stock.         (31)      (4,504)          --
                    Amortization of restrictions...................         342          486           --

                    Balance at end of year.........................      (3,707)      (4,018)          --

Stockholders'
equity              Balance at end of year.........................  $2,936,339   $3,023,657   $3,063,146





CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In thousands)

                                                    2001         2000         1999
Net income.................................     $   64,931   $  140,174   $  266,613

Other comprehensive income
 Change in unrealized gains on marketable
  securities, net..........................        (70,150)    (104,313)     (44,328)
 Foreign exchange adjustments..............             (4)        (105)         (28)
 Change in fair value of interest rate swap         (4,308)          --           --

  Total....................................        (74,462)    (104,418)     (44,356)

Comprehensive income.......................     $   (9,531)  $   35,756   $  222,257


See accompanying notes to consolidated financial statements.


CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

                                                                            2001       2000        1999
Operating activities
  Net income...........................................................  $  64,931   $ 140,174   $ 266,613
  Adjustments to reconcile net income to net cash
   provided by operating activities:
     Increase in liabilities for policyholders' funds..................    607,666     298,026     125,112
     Charges to policy account balances................................   (146,207)   (100,422)   (101,739)
     Interest credited to policy account balances......................    130,551     107,358     117,411
     Deferral of policy acquisition costs..............................   (251,765)   (229,171)   (141,450)
     Amortization of deferred policy acquisition costs.................    184,089     236,789     135,385
     Deferred federal income tax benefit...............................    (16,520)    (16,487)    (10,060)
     Depreciation......................................................     25,216      21,564      19,598
     Accrual and amortization of discounts and premiums................    (22,762)    (17,319)    (15,183)
     Amortization of goodwill..........................................      3,100          --          --
     Gain from sale of investments, net................................    (33,217)    (22,571)   (149,061)
     Equity in losses (earnings) of unconsolidated affiliates..........      6,054      (3,049)    (19,942)
     Increase in premiums receivable...................................     (9,800)    (55,515)     (5,185)
     Decrease (increase) in accrued investment income..................     (1,380)      2,588      (5,756)
     Capitalization of interest on policy and mortgage loans...........    (15,654)    (14,395)    (17,099)
     Other changes, net................................................   (188,055)   (152,092)    (25,883)

       Net cash provided by operating activities.......................    336,247     195,478     172,761

Investing activities
  Proceeds from sale or maturity of investments:
     Bonds.............................................................    396,344     243,016     257,398
     Stocks............................................................    165,615     198,901     374,615
     Real estate.......................................................      9,163      18,766      32,921
     Other invested assets.............................................     16,160      18,146      96,670
  Principal payments received on:
     Mortgage loans....................................................    154,012      89,585     176,394
     Policy loans......................................................      9,092      36,940      37,594
  Purchases of investments:
     Bonds.............................................................   (583,203)    (99,701)   (508,205)
     Stocks............................................................   (322,276)   (143,828)   (160,465)
     Real estate.......................................................    (11,741)     (2,039)    (29,124)
     Mortgage loans....................................................    (49,828)    (34,095)   (146,513)
     Policy loans......................................................      7,815     (24,217)    (22,461)
     Other invested assets.............................................    (69,388)    (99,023)   (137,683)
  Increase in short-term investments, net..............................   (114,958)    (45,166)     (4,984)
  Decrease (increase) in investment in unconsolidated affiliates, net..    (21,703)    (38,857)        726
  Payment for acquisition of subsidiary, net of cash acquired..........   (245,418)         --          --
  Increase in property and equipment, net..............................    (17,953)    (12,291)    (17,219)

       Net cash provided by (used in) investing activities.............   (678,267)    106,137     (50,336)

Financing activities
  Policyholders' deposits to policy account balances...................    587,685     324,881     309,885
  Policyholders' withdrawals from policy account balances..............   (341,039)   (408,356)   (366,439)
  Increase in notes payable............................................    204,443          --          --
  Dividends to stockholders............................................    (77,811)    (75,731)    (73,723)

       Net cash provided by (used in) financing activities.............    373,278    (159,206)   (130,277)

Net increase (decrease) in cash........................................     31,258     142,409      (7,852)
  Cash:
     Beginning of the year.............................................    156,785      14,376      22,228

     End of the year...................................................  $ 188,043   $ 156,785   $  14,376

See accompanying notes to consolidated financial statements.

(1)  NATURE OF OPERATIONS

American National Insurance Company and its consolidated subsidiaries (collectively "American National") operate primarily in the insurance industry. Operating on a multiple line basis, American National offers a broad line of insurance coverages, including individual and group life, health, and annuities; personal lines property and casualty; and credit insurance. In addition, through non-insurance subsidiaries, American National offers mutual funds and invests in real estate. The majority (99%) of revenues is generated by the insurance business. Business is conducted in all states, as well as Puerto Rico, Guam and American Samoa. American National is also authorized to sell its products to American military personnel in Western Europe and, through subsidiaries, business is conducted in Mexico. Various distribution systems are utilized, including home service, multiple line ordinary, group brokerage, credit, independent third party marketing organizations and direct sales to the public.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

Principles of consolidation and basis of presentation--The consolidated financial statements include the accounts of American National Insurance Company and its subsidiaries. All significant intercompany transactions have been eliminated in consolidation. Investments in unconsolidated affiliates are shown at cost plus equity in undistributed earnings since the dates of acquisition.

The consolidated financial statements have been prepared on the basis of Generally Accepted Accounting Principles (GAAP) as defined in the United States of America. GAAP for the insurance companies, differs from the basis of accounting followed in reporting to insurance regulatory authorities. (See Note 16.)

Certain reclassifications have been made to the 1999 and 2000 financial information to conform to the 2001 presentation.

Use of estimates--The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Accounting changes

Accounting for derivative instruments--FAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended by FAS No. 137 and FAS No. 138, is effective for all quarters beginning after June 15, 2000. This statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The statement requires that entities recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value.

American National adopted FAS No. 133, as amended, on January 1, 2001. The adoption of FAS No. 133 did not have a significant effect on American National's financial position or results from operations. However, in conjunction with the adoption of FAS No. 133, American National was permitted to reclassify bonds with an amortized value of $286,726,000 from held-to-maturity to available-for-sale. This reclassification resulted in an addition to unrealized losses of $3,976,000.

Business combinations - FAS No. 141, "Business Combinations," is effective for all business combinations initiated after June 30, 2001. This statement establishes the purchase method as the only allowable way to account for business combinations. The statement also establishes the criteria for identifying and initially recognizing goodwill associated with a business combination. American National adopted FAS No. 141 on July 1, 2001. The adoption of FAS No. 141 did not have a significant effect on American National's financial position or results from operations.

Goodwill and other intangible assets FAS No. 142, "Goodwill and Other
Intangible Assets," is effective for years beginning after December 15, 2001. This statement addresses the initial recognition and measurement of intangible assets that were not acquired as part of a business combination. The statement also addresses the subsequent accounting and measurement of goodwill and intangible assets regardless of how they were acquired. The statement eliminates the expensing of goodwill on a routine periodic basis and establishes an annual impairment evaluation approach for intangible assets. American National adopted FAS No. 142 on January 1, 2002. The adoption of FAS No. 142 will eliminate the future amortization of goodwill associated with the acquisition of Farm Family Holdings, Inc which totaled $3,100,000 before tax, for 2001. (See
Note 14.)

Investments

Debt securities--Bonds that are intended to be held-to-maturity are carried at amortized cost. The carrying value of these debt securities is expected to be realized, due to American National's ability and intent to hold these securities until maturity.

Bonds held as available-for-sale are carried at market.

Preferred stocks--All preferred stocks are classified as available-for-sale and are carried at market.

Common stocks-- All common stocks are classified as available-for-sale and are carried at market.

Unrealized gains--For all investments carried at market, the unrealized gains or losses (differences between amortized cost and market value), net of applicable federal income taxes, are reflected in stockholders' equity as a component of accumulated other comprehensive income.

Mortgage loans--Mortgage loans on real estate are carried at amortized cost, less allowance for valuation impairments.

The mortgage loan portfolio is closely monitored through the review of loan and property information, such as debt service coverage, annual operating statements and property inspection reports. This information is evaluated in light of current economic conditions and other factors, such as geographic location and property type. As a result of this review, impaired loans are identified and valuation allowances are established. Impaired loans are those which, based on current information and events, it is probable that American National will be unable to collect all amounts due, according to the contractual terms of the loan agreement.

Policy loans--Policy loans are carried at cost.

Investment real estate--Investment real estate is carried at cost, less allowance for depreciation and valuation impairments. Depreciation is provided over the estimated useful lives of the properties (15 to 50 years) using straight-line and accelerated methods.

American National's real estate portfolio is closely monitored through the review of operating information and periodic inspections. This information is evaluated in light of current economic conditions and other factors, such as geographic location and property type. As a result of this review, if there is any indication of an adverse change in the economic condition of a property, a complete cash flow analysis is performed to determine whether or not an impairment allowance is necessary. If a possible impairment is indicated, the fair market value of the property is estimated using a variety of techniques, including cash flow analysis, appraisals and comparison to the values of similar properties. If the book value is greater than the estimated fair market value, an impairment allowance is established.

Short-term investments--Short-term investments (primarily commercial paper) are carried at amortized cost.

Other invested assets--Other invested assets are carried at cost, less allowance for valuation impairments. Valuation allowances for other invested assets are considered on an individual basis in accordance with the same procedures used for investment real estate.

Investment valuation allowances and impairments--Investment valuation allowances are established for other than temporary impairments of mortgage loans, real estate and other assets in accordance with the policies established for each class of asset. The increase in the valuation allowances is reflected in current period income as a realized loss in the gain from sale of investments, net.

Management believes that the valuation allowances are adequate. However, it is possible that a significant change in economic conditions in the near term could result in losses exceeding the amounts established.

Cash and cash equivalents

American National considers cash on-hand and in-banks plus amounts invested in money market funds as cash for purposes of the consolidated statements of cash flows.

Investments in unconsolidated affiliates

These assets are primarily investments in real estate and equity fund joint ventures, and are accounted for under the equity method of accounting.

Property and equipment

These assets consist of buildings occupied by the companies, electronic data processing equipment and furniture and equipment. These assets are carried at cost, less accumulated depreciation. Depreciation is provided using straight-line and accelerated methods over the estimated useful lives of the assets (3 to 50 years).

Foreign currencies

Assets and liabilities recorded in foreign currencies are translated at the exchange rate on the balance sheet date. Revenue and expenses are translated at average rates of exchange prevailing during the year. Translation adjustments resulting from this process are charged or credited to other accumulated comprehensive income.

Insurance specific assets and liabilities

Deferred policy acquisition costs--Certain costs of acquiring new insurance business have been deferred. For life, annuity and accident and health business, such costs consist of inspection report and medical examination fees, commissions, related fringe benefit costs and the cost of insurance in force gained through acquisitions. The amount of commissions deferred includes first-year commissions and certain subsequent-year commissions that are in excess of ultimate level commission rates.

The deferred policy acquisition costs on traditional life and health products are amortized with interest over the anticipated premium-paying period of the related policies, in proportion to the ratio of annual premium revenue to be received over the life of the policies. Expected premium revenue is estimated by using the same mortality and withdrawal assumptions used in computing liabilities for future policy benefits. The amount of deferred policy acquisition costs is reduced by a provision for possible inflation of maintenance and settlement expenses in the determination of such amounts by means of grading interest rates.

Costs deferred on universal life, limited pay and investment type contracts are amortized as a level percentage of the present value of anticipated gross profits from investment yields, mortality and surrender charges. The effect on the deferred policy acquisition costs that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated other comprehensive income in consolidated stockholders' equity as of the balance sheet date. It is possible that a change in interest rates could have a significant impact on the deferred policy acquisition costs calculated for these contracts.

Deferred policy acquisition costs associated with property and casualty insurance business consist principally of commissions and underwriting and issue costs. These costs are amortized over the coverage period of the related policies, in relation to premium revenue recognized.

Future policy benefits--For traditional products, liabilities for future policy benefits have been provided on a net level premium method based on estimated investment yields, withdrawals, mortality, and other assumptions that were appropriate at the time that the policies were issued. Estimates used are based on the companies' experience, as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. When it is determined that future expected experience differs significantly from existing assumptions, the estimates are revised for current and future issues.

Future policy benefits for universal life and investment-type contracts reflect the current account value before applicable surrender charges.

Recognition of premium revenue and policy benefits

Traditional ordinary life and health--Life and accident and health premiums are recognized as revenue when due. Benefits and expenses are associated with earned premiums to result in recognition of profits over the life of the policy contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

Annuities--Revenues from annuity contracts represent amounts assessed against contract holders. Such assessments are principally surrender charges and, in the case of variable annuities, administrative fees. Policy account balances for annuities represent the deposits received plus accumulated interest less applicable accumulated administrative fees.

Universal life and single premium whole life--Revenues from universal life policies and single premium whole life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges actually paid and earned policy service fees. Policyholder account balances consist of the premiums received plus credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of account balances returned to policyholders.

Property and casualty--Property and casualty premiums are recognized as revenue proportionately over the contract period. Policy benefits consist of actual claims and the change in reserves for losses and loss adjustment expenses. The reserves for losses and loss adjustment expenses are estimates of future payments of reported and unreported claims and the related expenses with respect to insured events that have occurred. These reserves are calculated using case basis estimates for reported losses and experience for claims incurred but not reported. These loss reserves are reported net of an allowance for salvage and subrogation. Management believes that American National's reserves have been appropriately calculated, based on available information as of December 31, 2001. However, it is possible that the ultimate liabilities may vary significantly from these estimated amounts.

Participating insurance policies-A portion of the life insurance portfolio is written on a participating basis. Participating business comprised approximately 8.2% of the life insurance in force at December 31, 2001, and 5.6% of life premiums in 2001. Of the total participating business, 72.2% was written by Farm Family
Life Insurance Company (Farm Family Life). For the participating business excluding Farm Family Life, the allocation of dividends to participating policyowners is based upon a comparison of experienced rates of mortality, interest and expenses, as determined periodically for representative plans of insurance, issue ages and policy durations, with the corresponding rates assumed in the calculation of premiums.

For the Farm Family Life participating business, profits earned on participating business are reserved for the payment of dividends to policyholders, except for the stockholders' share of profits on participating policies, which is limited to the greater of 10% of the profit on participating business, or 50 cents per thousand dollars of the face amount of participating life insurance in force. Participating policyholders' interest includes the accumulated net income from participating policies reserved for payment to such policyholders in the form of dividends (less net income allocated to stockholders as indicated above) as well as a pro rata portion of unrealized investment gains (losses), net of tax.


Federal income taxes

American National and its eligible subsidiaries will file a consolidated life/non life federal income tax return for 2001.
Certain subsidiaries consolidated for financial reporting are not eligible to be included in the consolidated federal income tax return. Separate provisions for income taxes have been determined for these entities.

Deferred federal income tax assets and liabilities have been recognized to reflect the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Separate account assets and liabilities

The separate account assets and liabilities represent funds maintained to meet the investment objectives of contract holders who bear the investment risk. The investment income and investment gains and losses from these separate funds accrue directly to the contract holders of the policies supported by the separate accounts. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of American National. The assets of these accounts are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses in this report.

(3)  INVESTMENTS

The amortized cost and estimated market values of investments in held-to-maturity and available-for-sale securities are shown below (in thousands):


                                                         Gross        Gross     Estimated
                                           Amortized   Unrealized  Unrealized     Market
December 31, 2001:                            Cost       Gains       Losses       Value

Debt securities
    Bonds held-to-maturity:
      U. S. government and agencies......  $   43,830    $  1,258   $     (74)  $   45,014
      States and political subdivisions..     209,731       2,145      (1,266)     210,610
      Foreign governments................      44,175         935          --       45,110
      Public utilities...................     973,502      32,921      (2,891)   1,003,532
      All other corporate bonds..........   2,400,679      94,247      (8,457)   2,486,469
      Mortgage-backed securities.........     139,665       6,952        (124)     146,493

        Total bonds held-to-maturity.....   3,811,582     138,458     (12,812)   3,937,228

    Bonds available-for-sale:
      U. S. government and agencies......      22,565       1,044         (62)      23,547
      States and political subdivisions..      97,420         417        (673)      97,164
      Foreign governments................      14,765       1,538          --       16,303
      Public utilities...................     390,847      10,303      (7,811)     393,339
      All other corporate bonds..........     890,397      35,364     (27,442)     898,319
      Mortgage-backed securities.........     147,542       2,631        (661)     149,512

        Total bonds available-for-sale...   1,563,536      51,297     (36,649)   1,578,184

    Total debt securities................   5,375,118     189,755     (49,461)   5,515,412

Marketable equity securities:
      Preferred stock....................      49,405       1,706        (670)      50,441
      Common stock.......................     769,306     235,737    (115,951)     889,092

    Total marketable equity securities...     818,711     237,443    (116,621)     939,533

Total investments in securities..........  $6,193,829    $427,198   $(166,082)  $6,454,945


                                                         Gross        Gross     Estimated
                                           Amortized   Unrealized  Unrealized     Market
December 31, 2000:                            Cost       Gains       Losses       Value

Debt securities
    Bonds held-to-maturity:
      U. S. government and agencies......  $   58,765    $    689   $    (201)  $   59,253
      States and political subdivisions..      49,906         591        (145)      50,352
      Foreign governments................     108,541       3,854          --      112,395
      Public utilities...................     998,042      12,715     (19,676)     991,081
      All other corporate bonds..........   2,226,709      40,791     (27,481)   2,240,019
      Mortgage-backed securities.........      92,502       4,512          (3)      97,011

        Total bonds held-to-maturity.....   3,534,465      63,152     (47,506)   3,550,111

    Bonds available-for-sale:
      U. S. government and agencies......      19,646         336          --       19,982
      States and political subdivisions..      38,563         225         (74)      38,714
      Foreign governments................      27,571       2,007          --       29,578
      Public utilities...................     221,886       3,809      (9,098)     216,597
      All other corporate bonds..........     500,045       7,501     (63,149)     444,397

        Total bonds available-for-sale...     807,711      13,878     (72,321)     749,268

    Total debt securities................   4,342,176      77,030    (119,827)   4,299,379

Marketable equity securities:
      Preferred stock....................      23,970         881        (738)      24,113
      Common stock.......................     549,721     372,866     (77,735)     844,852

    Total marketable equity securities...     573,691     373,747     (78,473)     868,965

Total investments in securities..........  $4,915,867    $450,777   $(198,300)  $5,168,344


Debt Securities--The amortized cost and estimated market value, by contractual maturity of debt securities at December 31, 2001, are shown below (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                        Bonds-Held-to-Maturity   Bonds-Available-for-Sale
                                                      Estimated                  Estimated
                                          Amortized     Market     Amortized     Market
                                             Cost       Value        Cost        Value

Due in one year or less.................  $  224,572  $  228,968    $ 82,594    $ 81,760
Due after one year through five years...   1,929,837   2,014,041     813,095     835,858
Due after five years through ten years..   1,089,002   1,117,451     346,140     340,780
Due after ten years.....................     425,245     427,240     262,411     260,296

                                           3,668,656   3,787,700   1,504,240   1,518,694
Without single maturity date............     142,926     149,528      59,296      59,490

                                          $3,811,582  $3,937,228  $1,563,536  $1,578,184


 For 2001, proceeds from sales of
investments in securities classified as available-for-sale (bonds and stocks) totaled $243,096,000. Gross gains of $49,033,000 and gross losses of $11,708,000 were realized on those sales. Securities with an amortized cost of $98,014,000 were transferred from held-to-maturity to available-for-sale due to evidence of a significant deterioration in the issuer's creditworthiness. An unrealized loss of $10,191,000 was established at the time of transfer.

For 2000, proceeds from sales of
investments in securities classified as available-for-sale (bonds and stocks) totaled $234,477,000. Gross gains of $68,605,000 and gross losses of $48,761,000 were realized on those sales. Included in the proceeds from sales of available-for-sale securities was $8,893,000 from the sale of bonds that had been reclassified from bonds held-to-maturity. The bonds had been reclassified due to evidence of a significant deterioration in the issuer's creditworthiness. The net loss from the sale of these bonds was $7,941,000.

For 1999, proceeds from sales of
 investments in securities classified as available-for-sale (bonds and stocks) totaled $466,899,000. Gross gains of $148,762,000 and gross losses of $6,043,000 were realized on those sales. Included in the proceeds from sales of available-for-sale securities was $33,813,000 of proceeds from the sale of bonds that had been reclassified from bonds held-to-maturity. The bonds had been reclassified due to evidence of a significant deterioration in the issuer's creditworthiness. The net loss from the sale of these bonds was $5,314,000.

During 2001,
bonds were called or otherwise redeemed by the issuers, resulting in proceeds of $184,404,000 from the disposal. Gross gains of $676,000 and gross losses of $205,000 were realized on those disposals.
During 2000, bonds were called or otherwise redeemed by the issuers, resulting in proceeds of $125,271,000 from the disposal. Gross gains of $379,000 were realized on those disposals.
During 1999, bonds were called by the issuers, resulting in proceeds of $163,596,000 from the disposal. Gross gains of $688,000 were realized on those disposals.


All gains and losses were determined using specific identification of the securities sold.

Unrealized gains on securities--Unrealized gains on marketable equity securities and bonds available-for-sale, presented in the stockholders equity section of the consolidated statements of financial position, are net of deferred tax liabilities of $43,916,000, $81,060,000, and $137,222,000 for 2001, 2000, and
1999, respectively.

The change in the net unrealized gains on investments for the years ended December 31 are summarized as follows (in thousands):

                                                        2001      2000       1999
                                                     -------------------------------
Bonds available-for-sale...........................  $  73,091   $ (39,436)   $(66,800)
Preferred stocks...................................        893        (464)     (1,793)
Common stocks......................................   (175,345)   (117,142)    (20,456)
Index options......................................        139        (139)        --
Amortization of deferred policy acquisition costs..     (5,624)     (3,294)     21,028

                                                      (106,846)   (160,475)    (68,021)
Provision for federal income taxes.................     37,144      56,162      23,693
                                                       (69,702)  $(104,313)   $(44,328)
Change in unrealized gains of investments attribu-
  table to participating policyholders interest....       (448)         --          --

Total..............................................   $(70,150)  $(104,313)   $(44,328)


Mortgage loans--In general, mortgage loans are secured by first liens on income-producing real estate. The loans are expected to be repaid from the cash flows or proceeds from the sale of real estate. American National generally allows a maximum loan-to-collateral-value ratio of 75% to 90% on newly funded mortgage loans. As of December 31, 2001, mortgage loans have fixed rates from 6.00% to 12.25% and variable rates from 6.39% to 10.25%. The majority of the mortgage loan contracts require periodic payments of both principal and interest, and have amortization periods of 3 months to 32 years.

American National has investments in first lien mortgage loans on real estate with carrying values of $1,007,993,000 and $1,024,312,000 at December 31, 2001
and 2000, respectively. Problem loans, on which valuation allowances were established, totaled $65,875,000 and $42,465,000 at December 31, 2001 and 2000,
respectively. The valuation allowances on those loans totaled $8,211,000 and $ 4,838,000 at December 31, 2001 and 2000, respectively.

Policy loans--All of the Company's policy loans carry interest rates ranging from 5% to 8% at December 31, 2001.

Investment income and realized gains (losses)--Investment income and realized gains (losses) on investments, before federal income taxes, for the years ended December 31 are summarized as follows (in thousands):


                                                                    Gains (Losses)
                                       Investment Income            on Investments
                                 2001      2000       1999        2001       2000      1999
                              --------------------------------------------------------------
Bonds.......................  $360,907   $322,204   $318,898   $(25,788)  $(17,759)  $ (5,327)
Preferred stocks............     2,067      1,879      2,599       (298)       (36)    (1,212)
Common stocks...............    19,363     14,802     16,284     37,209     38,018    149,946
Mortgage loans..............    86,768     94,287     98,111       (233)    (7,874)     1,206
Real estate.................    75,485     71,613     65,027      1,196      3,848      6,417
Other invested assets.......    48,709     37,832     36,819        398     (2,015)     2,793
Investment in
 unconsolidated affiliates..        --         --         --      1,288         --         --

                               593,299    542,617    537,738     13,772     14,182    153,823

Investment expenses.........   (64,153)   (63,528)   (63,789)        --         --         --
Decrease (increase) in
 valuation allowances.......        --         --         --     (7,227)     8,389     (4,762)

                              $529,146   $479,089   $473,949   $  6,545   $ 22,571   $149,061

Included in the realized losses for 2001 is a writedown of $26,672,000 of available-for-sale debt securities, due to evidence of a significant deterioration in the issuer's creditworthiness resulting from other than a temporary decline in the value of the securities.


(4) CONCENTRATIONS OF CREDIT RISK ON INVESTMENTS

American National employs a strategy to invest funds at the highest return possible commensurate with sound and prudent underwriting practices to ensure a well-diversified investment portfolio.

Bonds:

Management believes American National's bond portfolio is of investment grade and is diversified. The bond portfolio distributed by quality rating at December 31 is summarized as follows:

                                                        2001   2000
                                                        -----------
AAA...................................................    8%     6%
AA....................................................   10%    14%
A.....................................................   41%    57%
BBB...................................................   25%    19%
Below BBB.............................................   16%     4%

                                                        100%   100%

Common stock:

American National's stock portfolio by market sector distribution at December 31 is summarized as follows:

                                                                   2001   2000
                                                                ----------------
Basic materials.................................................     3%     1%
Capital goods...................................................     7%     9%
Consumer goods..................................................    19%    18%
Energy..........................................................     7%     8%
Finance.........................................................    18%    18%
Technology......................................................    12%    16%
Health care.....................................................    11%    13%
Miscellaneous...................................................    16%    10%
Mutual funds....................................................     7%     7%

                                                                   100%   100%



Mortgage loans and investment real estate:

American National invests primarily in the commercial sector in areas that offer the potential for property value appreciation. Generally, mortgage loans are secured by first liens on income-producing real estate.

Mortgage loans and investment real estate by property type distribution at December 31 are summarized as follows:

                         Mortgage      Investment
                           Loans       Real Estate

                        2001   2000    2001   2000
                        ---------------------------
Office buildings..        17%    17%     15%    15%
Shopping centers..        43%    49%     41%    41%
Commercial........         4%     4%      2%     6%
Apartments........         2%     1%      3%     3%
Hotels/motels.....        11%     8%     12%    13%
Industrial........        17%    16%     22%    21%
Other.............         6%     5%      5%     1%

                         100%   100%    100%   100%


American National has a diversified portfolio of mortgage loans and real estate properties. Mortgage loans and real estate investments by geographic distribution at December 31 are as follows:


                        Mortgage     Investment
                          Loans      Real Estate

                       2001   2000   2001   2000
                       --------------------------
New England.........      7%     9%    --     --
Middle Atlantic.....     16%    16%    --     --
East North Central..      7%     9%    19%    18%
West North Central..      2%     2%    16%    17%
South Atlantic......     21%    22%     7%     7%
East South Central..      1%     1%    13%    13%
West South Central..     29%    25%    36%    37%
Mountain............      5%     6%     3%     2%
Pacific.............     12%    10%     6%     6%

                        100%   100%   100%   100%



For discussion of other off-balance sheet risks, see Note 5.

(5) FAIR VALUE OF FINANCIAL INSTRUMENTS

Estimated market values of financial instruments have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required in developing the estimates of fair value. Accordingly, these estimates are not necessarily indicative of the amounts that could be realized in a current market exchange, or the amounts that may ultimately be realized. The use of different market assumptions or estimating methodologies could have a material effect on the estimated fair values.

Debt securities:
The estimated market values for bonds represent quoted market values from published sources or bid prices obtained from securities dealers.

Marketable equity securities:
Market values for preferred and common stocks represent quoted market prices obtained from independent pricing services.

Mortgage loans:

The market value for mortgage loans is estimated using discounted cash flow analyses based on interest rates currently being offered for comparable loans. Loans with similar characteristics are aggregated for purposes of the analyses.

Policy loans:
The carrying amount for policy loans approximates their market value.

Short-term investments:
The carrying amount for short-term investments approximates their market value.

Investment contracts:

The market value of investment contract liabilities is estimated using a discounted cash flow model, assuming the companies' current interest rates on new products. The carrying value for these contracts approximates their market value.

Notes payable:
The carrying amount for notes payable approximates their market value.

Interest rate swap:
The carrying amount for the interest rate swap approximates its market value.


Investment commitments:
American National's investment commitments are all short-term in duration, and the market value was not significant at December 31, 2001 or 2000.

Values:

The carrying amounts and estimated market values of financial instruments at December 31 are as follows (in thousands):


                                            2001                     2000
                                  --------------------------------------------------
                                                Estimated                 Estimated
                                   Carrying       Fair       Carrying       Fair
                                    Amount        Value       Amount        Value
Financial assets:
 Bonds:
  Held-to-maturity..............  $ 3,811,582  $3,937,228    $3,534,465   $3,550,111
  Available-for-sale............    1,578,184   1,578,184       749,268      749,268
 Preferred stock................       50,441      50,441        24,113       24,113
 Common stock...................      889,092     889,092       844,852      844,852
 Mortgage loans on real estate..    1,007,993   1,045,659     1,024,312    1,071,438
 Policy loans...................      324,545     324,545       294,313      294,313
 Short-term investments.........      255,476    255,476        140,518      140,518
Financial liabilities:
 Investment contracts...........    1,699,373   1,699,373     1,494,353    1,494,353
 Notes payable..................      204,443     204,443            --           --
 Interest rate swap.............        6,627       6,627            --           --


(6) DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs and premiums for the years ended December 31, 2001, 2000, and 1999 are summarized as follows (in thousands):

                                              Life     Accident   Property &
                                           & Annuity   & Health    Casualty      Total


Balance at December 31, 1998.............  $ 615,535   $104,735   $   11,433   $ 731,703

   Additions.............................     82,708     25,315       29,550     137,573
   Amortization..........................    (87,701)   (21,263)     (26,421)   (135,385)
   Effect of change in unrealized gains
     on available-for-sale securities....     21,028         --           --      21,028

 Net change..............................     16,035      4,052        3,129      23,216
 Acquisitions............................      3,652        225           --       3,877

Balance at December 31, 1999.............    635,222    109,012       14,562     758,796
   Additions.............................    132,720     60,838       35,424     228,982
   Amortization..........................   (141,591)   (63,518)     (31,680)   (236,789)
   Effect of change in unrealized gains
     on available-for-sale securities....     (3,294)        --           --      (3,294)

 Net change..............................    (12,165)    (2,680)       3,744     (11,101)
 Acquisitions............................        123         66           --         189

Balance at December 31, 2000.............  $ 623,180   $106,398     $ 18,306  $  747,884

   Additions.............................    101,364     25,229       72,750     199,343
   Amortization..........................    (89,751)   (25,480)     (68,858)   (184,089)
   Effect of change in unrealized gains
     on available-for-sale securities....     (5,524)        --           --      (5,524)

 Net change..............................      6,089       (251)       3,892       9,730
 Acquisitions............................     52,417          5       19,180      71,602

Balance at December 31, 2001.............  $ 681,686   $106,152     $ 41,378  $  829,216

2001 Premiums............................  $ 359,376   $415,124     $666,823  $1,441,323

2000 Premiums............................  $ 356,944   $404,973     $426,786  $1,188,703

1999 Premiums............................  $ 342,030   $396,072     $392,576  $1,130,678



Commissions comprise the majority of the additions to deferred policy acquisition costs for each year.

Acquisitions relate to the purchase of various insurance portfolios under assumption reinsurance agreements and, for the year 2001, the purchase of the Farm Family insurance companies. (See Note 14.)

During 2001 American National's evaluation of recoverability and reserve adequacy resulted in the establishment of premium deficiency reserves of $23,436,000. Such reserve charges include $11,087,000 related to the accident and health product line, previously distributed through American National's Multiple Line segment, and $12,349,000 for the long-term care business produced by the Senior Age Marketing segment. No such charges were recorded in 2000 or 1999.

(7) FUTURE POLICY BENEFITS AND POLICY ACCOUNT BALANCES

Life insurance:
Assumptions used in the calculation of future policy benefits or policy account balances for individual life policies are as follows:

                                                                                                   Percentage of
                                                                                                   Future Policy
  Policy Issue                                 Interest                                              Benefits
      Year                                       Rate                                                So Valued
Ordinary--
1996-2001         7.5% for years 1 through 5, graded to 5.5% at the end of year 25, and level thereafter       5%
1981-1995         8% for years 1 through 5, graded to 6% at the end of year 25, and level thereafter          17%
1976-1981         7% for years 1 through 5, graded to 5% at the end of year 25, and level thereafter          12%
1972-1975         6% for years 1 through 5, graded to 4% at the end of year 25, and level thereafter           4%
1969-1971         6% for years 1 through 5, graded to 3.5% at the end of year 30, and level thereafter         4%
1962-1968         4.5% for years 1 through 5, graded to 3.5% at the end of year 15, and level thereafter       7%
1948-1961         4% for years 1 through 5, graded to 3.5% at the end of year 10, and level thereafter         7%
1947 and prior    Statutory rates of 3% or 3.5%                                                                1%

Participating
 business
 acquired         Level rates of 3% to 5.5%                                                                    8%

Industrial--
1948-1967         4% for years 1 through 5, graded to 3.5% at the end of year 10, and level thereafter         3%
1947 and prior    Statutory rates of 3%                                                                        3%

Universal Life    Future policy benefits for universal life are equal to the current account value            29%

                                                                                                             100%


Future policy benefits for group life policies have been calculated using a level interest rate of 4%. Mortality and withdrawal assumptions are based on American National's experience.

Annuities:

Fixed annuities included in future policy benefits are calculated using a level interest rate of 6%. Mortality and withdrawal assumptions are based on American National's experience. Policy account balances for interest-sensitive annuities are equal to the current gross account balance.

Health Insurance:

Interest assumptions used for future policy benefits on health policies are calculated using a level interest rate of 6%. Morbidity and termination assumptions are based on American National's experience.

(8) LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

Activity in the liability for accident and health, and property and casualty unpaid claims and claim adjustment expenses is summarized as follows (in thousands):

                                       2001      2000       1999
                                    -----------------------------
Balance at January 1.............   $453,909   $278,198  $266,832
Balance of Acquisition...........    221,233         --        --
  Less reinsurance recoverables..    154,842      3,988     4,641

Net beginning balance ...........    520,300    274,210   262,191

Incurred related to:
  Current year...................    912,132    681,794   620,236
  Prior years....................    (14,147)     6,311   (18,662)

Total incurred...................    897,985    688,105   601,574

Paid related to:
  Current year...................    572,903    443,453   427,073
  Prior years....................    267,338    182,086   162,482

Total paid.......................    840,241    625,539   589,555

Net Balance at December 31.......    578,044    336,776   274,210
  Plus reinsurance recoverables..    471,553    117,133     3,988

Balance at December 31........... $1,049,597   $453,909  $278,198


The balances at December 31 are included in policy and contract claims on the consolidated statements of financial position.

(9)  REINSURANCE

As is customary in the insurance industry, the companies reinsure portions of certain insurance policies they write, thereby providing a greater diversification of risk and managing exposure on larger risks. The maximum amount that would be retained by one company (American National) would be $700,000 individual life, $250,000 individual accidental death, $100,000 group life and $125,000 credit life (total $1,175,000). If individual, group and credit were in force in all companies at the same time, the maximum risk on any one life could be $2,341,500.

American National remains primarily liable with respect to any reinsurance ceded, and would bear the entire loss if the assuming companies were unable to meet their obligations under any reinsurance treaties.

To minimize its exposure to significant losses from reinsurer insolvencies, American National evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. At December 31, 2001, amounts recoverable from reinsurers with a carrying value of $102,599,341 were associated with various auto dealer credit insurance program reinsurers domiciled in the Caribbean islands of Nevis or the Turks and Caicos Islands. American National holds collateral related to these credit reinsurers totaling $80,870,261. This collateral is in the form of custodial accounts controlled by the company, which can be drawn on for amounts that remain unpaid for more than 90 days. American National believes that the failure of any single reinsurer to meet its obligations would not have a significant effect on its financial position or results of operations.

As a result of the September 11, 2001 terrorist attack on the United States, American National accrued losses (primarily on reinsurance assumed) totaling $239,406,000. Reinsurance providing coverage of $218,606,000 was in place on these claims. American National has evaluated the reinsurers providing the coverage for these claims, and management believes that all of the ceded amounts are recoverable. However, due to the magnitude of this event, the overall effects on the insurance industry have not yet been determined. American National believes that the failure of any single reinsurer to meet its obligations for these claims would not have a significant effect on the company's financial position.

Premiums, premium-related reinsurance amounts and reinsurance recoveries for the years ended December 31 are summarized as shown in Table 13 (in thousands):

                                                        2001         2000         1999
                                                     ------------------------------------
Direct premiums....................................  $1,536,932   $1,297,995   $1,268,129
Reinsurance premiums assumed from other companies..     433,843      260,214      110,180
Reinsurance premiums ceded to other companies......    (529,452)    (369,506)    (247,631)

Net premiums.......................................  $1,441,323   $1,188,703   $1,130,678

Reinsurance recoveries.............................  $  629,905   $  256,731   $  162,863

Life insurance in force and related reinsurance amounts at December 31 are summarized as follows (in thousands):


                                                       2001          2000          1999
                                                  ----------------------------------------
Direct life insurance in force..................  $ 53,502,696  $ 47,902,590   $46,156,190
Reinsurance risks assumed from other companies..       910,942       873,996       797,059

Total life insurance in force...................    54,413,638    48,776,586    46,953,249
Reinsurance risks ceded to other companies......   (14,819,652)  (12,573,404)   (9,629,707)

Net life insurance in force.....................  $39,593,986   $ 36,203,182   $37,323,542


(10)	NOTES PAYABLE
In April 2001, a subsidiary of American National entered into a loan agreement with a bank to borrow $200,000,000. The proceeds of this loan were used in the acquisition of Farm Family Holdings, Inc. (FFH). (See Note 14.) The loan calls for quarterly interest payments but no principal payments until maturity in June 2003. The loan is secured by the stock of FFH and also partially secured by a pledge of fixed maturity investments from American National with a market value of $250,000,000. The loan carries a variable interest rate equal to the six month LIBOR rate plus 0.75%. However, at the time the loan was executed, an interest rate swap agreement was entered into which gave the loan a fixed effective interest rate of 5.58%.

The interest rate swap agreement represents a hedge against fluctuations in the interest rate on the loan. At December 31, 2001, the swap agreement represented an obligation with a value of approximately $6,627,000 which is reflected in other liabilities on the consolidated statement of financial position. The change in the value of the swap agreement is reflected in stockholders' equity as a component of accumulated other comprehensive income.

At December 31, 2001 other American National subsidiaries had notes payable to third party lenders totaling $4,443,000. These notes are unsecured, have interest rates from 4.5% to 8.5% and maturities from 2004 to 2006. None of the principal on these notes is due before maturity.


(11) FEDERAL INCOME TAXES

The federal income tax provisions vary from the amounts computed when applying the statutory federal income tax rate. A reconciliation of the effective tax rate of the companies to the statutory federal income tax rate follows (in thousands, except percentages):


                                           2001              2000                1999
                                     -------------------------------------------------------
                                     Amount    Rate    Amount    Rate      Amount     Rate
Tax on pre-tax income..............  $36,792   35.00%  $72,430   35.00%    $136,038   35.00%
Tax-exempt investment income.......   (2,808)  (2.67)   (3,956)  (1.91)      (1,691)  (0.44)%
Dividend exclusion.................   (3,243)  (3.09)   (1,247)  (0.60)      (3,414)  (0.88)
Exempted losses on sale of assets..       --    0.00    (2,604)  (1.26)      (4,470)  (1.15)
Miscellaneous tax credits, net.....   (2,177)  (2.07)   (2,536)  (1.23)      (2,262)  (0.58)
Losses on foreign operations.......    6,599    6.28     1,476    0.71         (585)  (0.15)
Other items, net...................    5,025    4.78     3,205    1.55       (1,548)  (0.40)

                                     $40,188   38.23%  $66,768   32.26%    $122,068   31.40%


The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2001 and December 31, 2000 are as follows (in thousands):


                                                                        2001        2000
                                                                     ---------------------
Deferred tax assets:
- --------------------
   Investment in bonds, real estate and other invested
    assets, principally due to investment valuation allowances.....  $  11,282   $  10,024
   Policyowner funds, principally due to policy reserve discount...    174,815     103,866
   Policyowner funds, principally due to unearned premium reserve..     23,652      12,843
   Other assets....................................................      8,057      22,039

 Total gross deferred tax assets...................................    217,806     148,772
   Less valuation allowance........................................     (3,000)     (3,000)

 Net deferred tax assets...........................................  $ 214,806   $ 145,772

Deferred tax liabilities:
- -------------------------
   Marketable equity securities, principally due to
    net unrealized gains on stock..................................  $ (42,477)  $ (81,060)
   Investment in bonds, principally due to
    accrual of discount on bonds...................................    (33,316)    (13,190)
   Deferred policy acquisition costs, due to
    difference between GAAP and tax................................   (183,883)   (178,788)
   Property, plant and equipment, principally due to
    difference between GAAP and tax depreciation methods...........     (7,533)     (5,278)
   Non-taxable pension.............................................    (14,773)    (14,503)
   Other liabilities...............................................    (12,489)     (1,644)

 Net deferred tax liabilities......................................   (294,471)   (294,463)

Total deferred tax.................................................  $ (79,665)  $(148,691)


Management believes that a sufficient level of taxable income will be achieved to utilize the net deferred tax assets.

Through 1983, under the provision of the Life Insurance Company Income Tax Act of 1959, life insurance companies were permitted to defer from taxation a portion of their income (within certain limitations) until and unless it is distributed to stockholders, at which time it was taxed at regular corporate tax rates. No provision for deferred federal income taxes applicable to such untaxed income has been made, because management is of the opinion that no distributions of such untaxed income (designated by federal law as "policyholders' surplus") will be made in the foreseeable future. There was no change in the "policyholders' surplus" between December 31, 2000 and December 31, 2001, and the cumulative balance was approximately $63,000,000 at both dates.

Federal income tax totaling approximately $80,985,000 in 2001, $114,415,000 in 2000, and $108,060,000 in 1999 was paid to the Internal Revenue Service. The statute of limitations for the examination of federal income tax returns through 1997 for American National and its subsidiaries by the Internal Revenue Service has expired. All prior year deficiencies have been paid or provided for, and American National has filed appropriate claims for refunds through 1997. In the opinion of management, adequate provision has been made for any tax deficiencies that may be sustained.

(12) Components of comprehensive income

The items included in comprehensive income, other than net income, are unrealized gains on available-for-sale securities, net of deferred acquisition costs, and foreign exchange adjustments and the change in fair value of interest rate swap.

The details on the unrealized gains included in comprehensive income, and the related tax effects thereon are as follows (in thousands):

                                           Before       Federal      Net of
                                           Federal    Income Tax     Federal
                                         Income Tax     Expense    Income Tax

December 31, 2001
- -----------------
Unrealized Losses......................   $ 119,046     $(41,666)   $ (77,380)
Less: reclassification adjustment for
 gains realized in net income..........      11,123        3,893        7,230

Net unrealized loss component
 of comprehensive income...............   $(107,923)    $(37,773)   $ (70,150)


December 31, 2000
- -----------------
Unrealized Losses......................   $(139,180)    $(48,709)   $ (90,471)
Less: reclassification adjustment for
 gains realized in net income..........     (21,295)      (7,453)     (13,842)

Net unrealized loss component
 of comprehensive income...............   $(160,475)    $(56,162)   $(104,313)


December 31, 1999
- -----------------
Unrealized Gains.......................   $  80,700     $ 28,359    $  52,341
Less: reclassification adjustment for
 gains realized in net income..........    (148,721)     (52,052)     (96,669)

Net unrealized loss component
 of comprehensive income...............   $ (68,021)    $(23,693)   $ (44,328)




(13)STOCKHOLDERS' EQUITY AND MINORITY INTERESTS

Common Stock-American National has only one class of common stock, with a par value of $1.00 per share and 50,000,000 authorized shares. The amounts outstanding at December 31, were as follows:


Common stock:               2001         2000         1999
Shares issued.........  30,832,449    30,832,449   30,832,449
Treasury shares.......   4,273,617     4,274,284    4,274,284
Restricted shares.....      79,000        79,000       79,000
Outstanding shares....  26,479,832    26,479,165   26,479,165


Stock-based Compensation--During 1999, American National's stockholders approved the "1999 Stock and Incentive Plan." Under this plan, American National can grant Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Rewards, Incentive Awards and any combination of these. The number of shares available for grants under the plan cannot exceed 900,000 shares, and no more than 50,000 shares may be granted to any one individual in any calendar year.

The plan provides for the award of Restricted Stock. Restricted Stock Awards entitle the participant to full dividend and voting rights. Unvested shares are restricted as to disposition, and are subject to forfeiture under certain circumstances. Compensation expense is recognized over the vesting period. The restrictions on these awards lapse after 10 years, and feature a graded vesting schedule in the case of the retirement of an award holder.
On August 1, 1999 awards were granted to directors and board consultants, with 60,000 shares granted at an exercise price of zero. These awards result in compensation expense to American National over the vesting period. The amount of compensation expense recorded was $342,000 in 2001, $486,000 in 2000 and zero in 1999.

The plan provides for the award of Stock Appreciation Rights (SAR). The SARs give the holder the right to compensation based on the difference between the price of a share of stock on the grant date and the price on the exercise date. The SARs vest at a rate of 20% per year for 5 years and expire 5 years after the vesting period. American National uses the average of the high and low price on the last trading day of the period to calculate the fair value and compensation expense for SARs. The fair value of the SARs was $1,361,000, $709,000 and zero at December 31, 2001, 2000 and 1999 respectively. Compensation expense was recorded totaling $889,000, $709,000 and zero for the years ended December 31, 2001, 2000 and 1999 respectively.

SAR and Restricted Stock (RS) information for 2001, 2000 and 1999 follows:

                                            SAR Weighted-           RS Weighted-
                                     SAR    Average Price     RS   Average Price
			            Shares    per Share     Shares     per Share
Outstanding at December 31, 1998      --        --            --
Granted                             81,500  $ 57.00         79,000     $13.71
Outstanding at December 31, 1999    81,500    57.00         79,000      13.71
Granted                              3,000    61.81             --         --
Exercised                           (1,100)   57.00             --         --
Canceled                            (1,208)   57.00             --         --
Outstanding at December 31, 2000    82,192    57.18         79,000      13.71
Granted                              3,000    80.25          2,000      72.28
Exercised                          (10,250)   57.00           (666)     57.00
Canceled                            (1,392)   57.00         (1,334)     57.00
Outstanding at December 31, 2001    73,550   $58.14         79,000     $14.09



The weighted-average contractual remaining life for the 73,550 SAR shares outstanding as of December 31, 2001 is 7.7 years. The weighted-average exercise price for these shares is $58.14 per share. Of the shares outstanding, 21,350 are exercisable at a weighted-average exercise price of $57.14 per share

The weighted-average contractual remaining life for the 79,000 Restricted Stock shares outstanding as of December 31, 2001 is 7.8 years. The weighted-average exercise price for these shares is $14.09 per share. None of the shares outstanding was exercisable.

Earnings Per Share-Earnings per share for 2001 was calculated using a weighted average number of shares outstanding of 26,479,665. For 2000 and 1999, the weighted-average number of shares outstanding were 26,479,165. In 2001 and 2000, the incremental number of shares to be added to number of shares outstanding was less than 30,000 shares, and had no effect on the earnings per share calculation. In 1999, the average market price, since the grant date of the Restricted Stock Awards, was less than the exercise price. As a result, diluted earnings per share is equal to the basic earnings per share for 2001, 2000 and 1999.

Dividends--American National's payment of dividends to stockholders is restricted by statutory regulations. Generally, the restrictions require life insurance companies to maintain minimum amounts of capital and surplus, and, in the absence of special approval, limit the payment of dividends to statutory net gain from operations on an annual, non-cumulative basis. Additionally, insurance companies are not permitted to distribute the excess of stockholders' equity, as determined on a GAAP basis over that determined on a statutory basis.

Generally, the same restrictions on amounts that can transfer in the form of dividends, loans, or advances to the parent company apply to American National's insurance subsidiaries.

At December 31, 2001, approximately $910,919,000 of American National's consolidated stockholders' equity represents net assets of its insurance subsidiaries. Any transfer of these net assets to American National would be subject to statutory restrictions and approval.

Minority Interests-Two of American National's subsidiaries have preferred stock outstanding to unrelated third parties. These preferred stock issues had a total value of $1,252,000 at December 31, 2001, and carry various terms, including cumulative dividends and voting rights as they apply to the subsidiary.

In 2001, American National formed TMNY Investments, LLC (TMNY). Subsequently, TMNY purchased five percent of the common stock of Farm Family Holdings, Inc. from another subsidiary of American National. The purpose of TMNY is to provide certain officers with additional incentive to enhance the profitable growth of the Farm Family companies. Accordingly, shares of TMNY preferred stock, representing 66% of the value of the company, were granted to various officers of American National and its subsidiaries. The preferred shares can not be sold or otherwise traded by the officers for a period of eight years. The total value of these preferred shares was $1,000,000 at December 31, 2001.

(14)	ACQUISITION
On April 10, 2001 American National completed the acquisition of Farm Family Holdings, Inc. (FFH), which is the parent company for Farm Family Casualty Company, Farm Family Life Insurance Company and United Farm Family Insurance Company. These insurance companies market and sell personal lines property and casualty and life insurance to the agribusiness market in the northeastern United States.

The purchase price for FFH was $280 million, and was paid in cash, funded in part through a bank loan of $200 million, with the remainder provided by internally generated funds. The acquisition was accounted for by the purchase method of accounting. Accordingly, the results of FFH and its subsidiaries are included in the consolidated statements of income for the nine months since the purchase date.

The assets and liabilities for FFH were adjusted to reflect fair market value at the purchase date. Goodwill was recognized for the amount of the excess of the purchase price over the fair market value at the date of purchase. The goodwill was amortized during 2001 on a straight line basis using an average life of 11.5 years, producing a total expense of $3,100,000. With the adoption of FAS 142, the goodwill will no longer be amortized in future periods. It will, however, be subject to annual recoverability analyses. A summary of the assets acquired and liabilities assumed in the acquisition follows (in thousands):

Assets acquired
 Investments......................... $  1,144,636
 Deferred acquisition costs..........       71,671
 Cash................................       35,152
 Goodwill............................       47,539
 Other assets........................      156,609
Total assets acquired................    1,455,607
Liabilities assumed
 Benefit reserves....................      477,684
 Policy account balances.............      411,580
 Other liabilities...................      285,773
Total liabilities assumed............    1,175,037
Net purchase price...................    $ 280,570

The following table presents unaudited pro forma results of operations for the years ended December 31, 2001 and 2000, as if FFH and subsidiaries had been combined with American National as of the beginning of the year. The pro forma results include estimates and assumptions which management believes are reasonable. However, pro forma results do not include any anticipated cost savings or other effects of the acquisition, and are not necessarily indicative of the results which may occur in the future.

                                                     Unaudited Pro Forma
                                                        Year Ended
(In thousands, except per share amounts)                2001          2000
Total revenue...................................   $ 2,219,055    $ 2,147,408
Total benefits and expenses.....................     2,106,692      1,915,137
Earnings (losses) of unconsolidated affiliates..        (6,055)         3,049
Income before federal income taxes..............       106,308        235,320
Federal income tax expense......................        40,756         76,062
Net income......................................      $ 65,552      $ 159,258
Net income per common share - basic and diluted.        $ 2.48         $ 6.01

The FFH income included in the pro forma results for the year 2000, contains a non recurring income item of $12,746,000.

(15) SEGMENT INFORMATION

American National and its subsidiaries are engaged principally in the insurance business. Management organizes the business around its marketing distribution channels. Separate management of each segment is required because each business unit is subject to different marketing strategies. There are eight operating segments based on the company's marketing distribution channels.

The operating segments are as follows:

Multiple Line Marketing -- This segment derives its revenues from the sale of individual life, annuity, accident and health, and property and casualty products marketed through American National, ANTEX, ANPAC, ANGIC and ANPAC Lloyds.

Home Service Division -- This segment derives its revenues from the sale of individual life, annuity and accident and health insurance. In this segment, the agent collects the premiums. This segment includes business in the United States and Mexico.

Independent Marketing -- This segment derives its revenues mainly from the sale of life and annuity lines marketed through independent marketing organizations.

Health Division -- This segment derives its revenues primarily from the sale of accident and health insurance plus group life insurance marketed through group brokers and third party marketing organizations.

Senior Age Marketing -- This segment derives its revenues primarily from the sale of Medicare supplement plans, individual life, annuities, and accident and health insurance marketed through Standard Life and Accident Insurance Company.

Direct Marketing -- This segment derives its revenues principally from the sale of individual life insurance, marketed through Garden State Life Insurance Company, using direct selling methods.

Credit Insurance Division -- This segment derives its revenues principally from the sale of credit life and credit accident and health insurance.

Capital and Surplus -- This segment derives its revenues principally from investment instruments.

All Other -- This category comprises segments which individually insignificant. This category includes non-insurance, reinsurance assumed, and retirement benefits.

All income and expense amounts specifically attributable to policy transactions are recorded directly to the appropriate line of business within each segment. Income and expenses not specifically attributable to policy transactions are allocated to the lines within each segment as follows:

 . Net investment income from fixed income assets (bonds and mortgage loans on real estate) is allocated based on the funds generated by each line at the average yield available from these fixed income assets at the time such funds become available.

 . Net investment income from all other assets is allocated to capital and surplus to arrive at an underwriting gain from operations. A portion of the income allocated to capital and surplus is then re-allocated to the other segments in accordance with the amount of equity invested in each segment.

 . Expenses are allocated to the lines based upon various factors, including premium and commission ratios within the respective operating segments.

 .  Gain or loss on the sale of investments is allocated to capital and surplus.

 . Equity in earnings of unconsolidated affiliates is allocated to the segment that provided the funds to invest in the affiliate.

 . Federal income taxes have been applied to the net earnings of each segment based on a fixed tax rate. Any difference between the amount allocated to the segments and the total federal income tax amount is allocated to capital and surplus.

The following tables summarize net income and various components of net income by operating segment for the years ended December 31, 2001, 2000 and 1999 (in thousands):

                                                                                       Gain From
                              Premiums        Net                                     Operations    Federal
                                and        Investment                     Equity        Before      Income
                               Other         Income       Expenses          in          Federal       Tax
                               Policy         and            and      Unconsolidated    Income      Expense      Net
                              Revenue    Realized Gains   Benefits      Affiliates       Taxes     (Benefit)   Income
2001
- ----
Multiple Line               $   788,498       $ 147,607  $  934,143         $    --     $  1,962   $    647   $  1,315
Home Service Division           212,344         118,396     287,223              --       43,517     14,361     29,156
Independent Marketing            50,045         116,213     157,173              --        9,085      2,998      6,087
Health Division                 249,718           8,483     275,375              --      (17,174)    (5,667)   (11,507)
Credit Insurance Division        65,905          18,458      71,615              --       12,748      4,207      8,541
Senior Age Marketing            168,039          18,399     193,259              --       (6,821)    (2,251)    (4,570)
Direct Marketing                 29,840           3,412      28,948              --        4,304      1,420      2,884
Capital and Surplus               1,054          74,592      16,988           (8,345)     50,313     22,102     28,211
All Other                        33,247          30,131      58,484            2,291       7,185      2,37       4,814
                            $ 1,598,690       $ 535,691  $2,023,208         $ (6,054)   $105,119   $ 40,188   $ 64,931



2000
- ----
Multiple Line               $   518,271       $  95,629  $  596,098         $     --    $ 17,802   $  5,874   $ 11,928
Home Service Division           212,951         119,543     276,686               --      55,808     18,417     37,391
Independent Marketing            76,236         113,107     176,196               --      13,147      4,339      8,808
Health Division                 253,820           8,779     281,837               --     (19,238)    (6,349)   (12,889)
Credit Insurance Division        63,412          17,010      68,466               --      11,956      3,945      8,011
Senior Age Marketing            148,565          18,292     156,970               --       9,887      3,263      6,625
Direct Marketing                 28,076           3,906      28,678               --       3,304      1,090      2,214
Capital and Surplus                 938          94,795        (264)             100      96,097     30,190     65,907
All Other                        30,553          30,599      45,922            2,949      18,179      5,999     12,180

                            $ 1,332,822       $ 501,660  $1,630,589          $ 3,049    $206,942   $ 66,768   $140,174





1999
- ----
Multiple Line Marketing      $  489,263        $ 95,821  $  530,321          $    --    $ 54,763   $ 18,072   $ 36,691
Home Service Division           209,033         118,978     263,945               --      64,066     21,142     42,924
Independent Marketing            60,574         118,960     162,052               --      17,482      5,769     11,713
Health Division                 237,446           7,406     256,390               --     (11,538)    (3,808)    (7,730)
Credit Insurance Division        63,262          16,094      65,903               --      13,453      4,439      9,014
Senior Age Marketing            148,368          18,013     162,209               --       4,172      1,377      2,795
Direct Marketing                 26,857           3,734      24,823               --       5,768      1,903      3,865
Capital and Surplus               1,087         211,453         256           12,249     224,533     67,900    156,633
All Other                        30,714          32,551      54,976            7,693      15,982      5,274     10,708

                             $1,266,604        $623,010  $1,520,875          $19,942    $388,681   $122,068   $266,613




There were no significant non-cash items to report. Substantially all of the consolidated revenues were derived in the United States.

Most of the operating segments provide essentially the same types of products. The following table provides revenues within each segment by line of business for the years ended December 31, 2001, 2000 and 1999 (in thousands):

                                Total Revenues

                                                 Accident &  Property &                        Total
                               Life    Annuity     Health     Casualty   Credit   All Other   Revenues
2001
- ----
Multiple Line                $175,781  $ 32,123    $ 19,721    $708,480  $    --   $     --  $  936,105
Home Service Division         315,456     5,562       9,722          --       --         --     330,740
Independent Marketing          19,635   146,623          --          --       --         --     166,258
Health Division                 4,336        --     253,865          --       --         --     258,201
Credit Insurance Division          --        --          --          --   84,363         --      84,363
Senior Age Marketing           32,890     2,993     150,555          --       --         --     186,438
Direct Marketing               33,069        --         183          --       --         --      33,252
Capital and Surplus                --        --          --          --       --     75,646      75,646
All Other                      32,637     1,809         418          --       --     28,514      63,378

                             $613,804  $189,110    $434,464    $708,480  $84,363   $104,160  $2,134,381

2000
- ----
Multiple Line                $122,302  $ 17,392    $ 17,853    $450,894  $    --   $     --  $  608,441
Home Service Division         287,057     4,477       9,317          --       --         --     300,851
Independent Marketing          14,549   162,592          --          --       --         --     177,141
Health Division                 4,055        --     253,274          --       --         --     257,329
Credit Insurance Division          --        --          --          --   69,346         --      69,346
Senior Age Marketing           30,487     1,675     125,541          --       --         --     157,703
Direct Marketing               31,188        --         219          --       --         --      31,407
Capital and Surplus                --        --          --          --       --    173,478     173,478
All Other                      29,311     1,671         937          --       --     26,866      58,785

                             $518,949  $187,807    $407,141    $450,894  $69,346   $200,344  $1,834,481


1999
- ----
Multiple Line                $121,753  $ 17,637    $ 19,736    $403,029  $    --  $--        $  562,155
Home Service Division         283,566     4,576       8,778          --       --         --     296,920
Independent Marketing           8,938   157,569          --          --       --         --     166,507
Health Division                 3,920        --     236,559          --       --         --     240,479
Credit Insurance Division          --        --          --          --   69,007         --      69,007
Senior Age Marketing           31,577     1,692     125,609          --       --         --     158,878
Direct Marketing               29,501       146         427          --       --         --      30,074
Capital and Surplus                --        --          --          --       --    306,797     306,797
All Other                      30,120     1,878       1,709          --       --     25,090      58,797

                             $509,375  $183,498    $392,818    $403,029  $69,007   $331,887  $1,889,614




The operating segments are supported by the fixed income assets and policy loans. Equity type assets, such as stocks, real estate and other invested assets, are investments of the Capital and Surplus segment. Assets of the non-insurance companies are specifically associated with those companies in the "All Other" segment. Any assets not used in support of the operating segments are assigned to Capital and Surplus.

The following table summarizes assets by operating segment for the years ended December 31, 2001 and 2000 (in thousands):

                                2001        2000

Multiple Line .............  $3,042,507  $1,687,541
Home Service Division......   1,833,920   1,815,757
Independent Marketing......   1,900,552   1,650,600
Health Division............     713,071     376,246
Credit Insurance Division..     428,885     408,780
Senior Age Marketing.......     374,024     340,324
Direct Marketing...........      90,665      91,173
Capital & Surplus..........   1,907,577   2,275,332
All Other..................     966,936     624,634

                            $11,258,137  $9,270,387


The net assets of the Capital and Surplus and All Other segments include investments in unconsolidated affiliates. Almost all of American National's assets are located in the United States of America.

The amount of each segment item reported is the measure reported to the chief operating decision-maker for purposes of making decisions about allocating resources to the segment and assessing its performance. Adjustments and eliminations are made when preparing the consolidated financial statements, and allocations of revenues, expenses and gains or losses have been included when determining reported segment profit or loss.

The reported measures are determined in accordance with the measurement principles most consistent with those used in measuring the corresponding amounts in the consolidated financial statements.

The results of the operating segments of the business are affected by economic conditions and customer demands. A portion of American National's insurance business is written through one third-party marketing organization. During 2001, approximately 4% of the total premium revenues and policy account deposits were written through that organization, which is included in the Independent Marketing operating segment. This compares with 10% and 8% in 2000 and 1999, respectively. Of the total business written by this one organization, the majority was annuities.

(16) RECONCILIATION TO STATUTORY ACCOUNTING

American National and its insurance subsidiaries are required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from those used to prepare financial statements on the basis of Generally Accepted Accounting Principles. Effective January 1, 2001 new codified statutory accounting principles are required to be adopted. The adoption of these new principles resulted in an increase of $76,814,000 in the statutory capital and surplus as reported in the following tables.

Reconciliations of statutory net income and capital and surplus, as determined using statutory accounting principles, to the amounts included in the accompanying consolidated financial statements, as of and for the years ended December 31, are as follows (in thousands):


                                                   2001         2000         1999
Statutory net income of insurance companies..  $    32,070   $  132,682   $  159,375
Net gain (loss) of non-insurance companies...        5,310      (17,524)      97,782

Combined net income..........................       37,380      115,158      257,157
Increases/(decreases):
 Deferred policy acquisition costs...........       15,524       (7,807)       2,188
 Policyholder funds..........................       26,188       15,851        4,288
 Deferred federal income tax benefit.........       16,520       16,487       10,060
 Premiums deferred and other receivables.....         (131)      (2,134)      (2,315)
 Gain on sale of investments.................          118         (752)         416
 Change in interest maintenance reserve......           74       (5,904)      (1,033)
 Asset valuation allowances..................      (16,648)       8,388       (4,762)
 Investment income...........................       (3,817)          44           73
 Goodwill amortization.......................       (3,100)          --           --
Other adjustments, net.......................         (582)        (284)         875
Consolidating eliminations and adjustments...       (6,325)       1,127         (334)

Net income reported herein...................  $    64,931   $  140,174   $  266,613




                                                    2001         2000         1999
Statutory capital and
 surplus of insurance companies..............  $ 2,415,330   $ 2,309,259   $2,377,589
Stockholders equity
 of non-insurance companies..................      504,144       517,805      523,550

Combined capital and surplus.................    2,919,474     2,827,064    2,901,139
Increases/(decreases):
 Deferred policy acquisition costs...........      829,216       747,884      758,796
 Policyholder funds..........................      197,830       174,874      159,394
 Deferred federal income taxes...............      (79,665)     (148,691)    (221,341)
 Premiums deferred and other receivables.....      (87,615)      (82,583)     (80,453)
 Reinsurance in "unauthorized companies".....       48,716        45,769       37,376
 Statutory asset valuation reserve...........      362,952       339,963      370,191
 Statutory interest maintenance reserve......        7,517         4,308        9,729
 Asset valuation allowances..................      (37,502)      (30,062)     (38,285)
 Investment market value adjustments.........       14,302       (56,087)      (9,556)
Non-admitted assets and
 other adjustments, net......................      149,137       204,393      158,876
Consolidating eliminations and adjustments...   (1,388,023)   (1,003,175)    (982,720)

Stockholders' equity reported herein.........  $ 2,936,339   $ 3,023,657   $3,063,146


In accordance with various government and state regulations, American National and its insurance subsidiaries had bonds with an amortized value of $84,328,000 on deposit with appropriate regulatory authorities.

(17) RETIREMENT BENEFITS

American National and its subsidiaries have one tax-qualified defined-benefit pension plan and one inactive plan.
One of the programs is contributory and
covers home service agents and managers. The other two programs are noncontributory, with one covering salaried and management employees and the other covering home office clerical employees subject to a collective bargaining agreement. The program covering salaried and management employees provides pension benefits that are based on years of service and the employee's compensation during the five years before retirement. The programs covering hourly employees and agents generally provide benefits that are based on the employee's career average earnings and years of service.

The inactive tax-qualified defined-benefit pension plan covers employees of the Farm Family companies hired prior to January 1, 1997. Effective January 1, 1997, benefits through this plan were frozen, and no new participants have been added.

American National also sponsors for key executives two non-tax-qualified pension plans that restore benefits that would otherwise be curtailed by statutory limits on qualified plan benefits.

The companies' funding policy for the pension plans is to make annual contributions in accordance with the minimum funding standards of the Employee Retirement Income Security Act of 1974. The unfunded plans will be funded out of general corporate assets when necessary.

Actuarial computations of pension expense (before income taxes) produced a pension debit of $3,954,000 for 1999, $4,071,000 for 2000 and $4,924,000
for 2001.

The pension debit for the years ended December 31, is made up of the following (in thousands):

                                                   2001      2000      1999

Service cost-benefits earned during period.....  $ 6,900   $ 5,212   $ 5,833
Interest cost on projected benefit obligation..   10,811     8,927     8,175
Expected return on plan assets.................  (10,600)   (8,940)   (8,946)
Amortization of past service cost..............      361       289       534
Amortization of transition asset...............   (2,616)   (2,619)   (2,619)
Amortization of actuarial loss.................       68     1,202       977

           Total pension debit.................  $ 4,924   $ 4,071   $ 3,954

The following table sets forth the funded status and amounts recognized in the consolidated statements of financial position at December 31 for the pension plans.

Actuarial present value of benefit obligation:


                                                                  2001                      2000
                                                       --------------------------  --------------------------
                                                          Assets      Accumulated     Assets      Accumulated
                                                          Exceed       Benefits       Exceed       Benefits
                                                        Accumulated     Exceed      Accumulated     Exceed
                                                          Benefits      Assets       Benefits       Assets
Vested benefit obligation.............................  $ (86,075)    $ (60,053)        $(77,961)    $(28,064)

Accumulated benefit obligation........................  $ (89,778)    $ (60,053)        $(80,947)    $(28,064)

Projected benefit obligation..........................  $(107,233)    $ (61,365)        $(98,531)   $ (29,349)
Plan assets at fair value
 (long term securities)...............................  $ 134,600     $  20,240         $131,439           --

Funded status:
 Plan assets in excess of
   projected benefit obligation.......................     27,367       (41,125)          32,908      (29,349)
 Unrecognized net loss................................      7,074           494            4,698          545
 Prior service cost not yet recognized in
   periodic pension cost..............................         --         6,463               --          208
 Unrecognized net transition asset at January 1
   being recognized over 15 years.....................         --            --           (2,619)          --
 Adjustment required to recognize
   minimum liability..................................         --        (5,632)              --           --
 Offset for intangible asset..........................         --         5,632               --           --

Prepaid pension cost included in other assets
 or other liabilities.................................  $  34,441     $ (34,168)        $ 34,987     $(28,596)





Assumptions used at December 31:                            2001       2000
- ---------------------------------------------------------------------------
Weighted-average discount rate on benefit obligation....    6.96%      7.40%
Rate of increase in compensation levels.................    4.20%      4.80%
Expected long-term rate of return on plan assets........    7.14%      7.00%


Health Benefits
American National and its subsidiaries provide certain health and/or dental
benefits to retirees.   Participation in these plans is limited to current
retirees and their dependents who met certain age and length of service requirements. No new participants will be added to these plans in the future.

The primary retiree health benefit plan provides major medical benefits for participants under the age of 65 and Medicare supplemental benefits for those over 65. Prescription drug benefits are provided to both age groups. The plan is contributory, with the company's contribution limited to $80 per month for retirees and spouses under the age of 65, and $40 per month for retirees and spouses over the age of 65. All additional contributions necessary, over the amount to be contributed by American National, are to be contributed by the retirees.

The accrued post-retirement benefit obligation, included in other liabilities, was $7,864,000 and $5,888,000 at December 31, 2001 and 2000, respectively.
These amounts were approximately equal to the unfunded accumulated post-retirement benefit obligation. Since American National's contributions to the cost of the retiree benefit plans are fixed, the health care cost trend rate will have no effect on the future expense or the accumulated post-retirement benefit obligation.


Under American National and its subsidiaries' various group benefit plans for active employees, life insurance benefits are provided upon retirement for eligible participants who meet certain age and length of service requirements.

In addition to the defined benefit pension plans, American National sponsors one defined contribution plan for all employees, excluding those of the Farm Family companies, and an incentive savings plan for employees of the Farm Family companies. The defined contribution plan (also known as a 401k plan) allows employees to contribute up to the maximum allowable amount as determined by the Internal Revenue Service. American National does not contribute to the defined contribution plan. Company contributions are made under the incentive savings plan for the Farm Family companies, with a discretionary portion based on the profits earned by the Farm Family companies. The expense associated with this plan was $1,100,000 for 2001.

(18) COMMITMENTS AND CONTINGENCIES

Commitments--American National and its subsidiaries lease insurance sales office space in various cities. The long-term lease commitments at December 31, 2001 were approximately $6,886,000.

In the ordinary course of their operations, the companies also had commitments outstanding at December 31, 2001 to purchase, expand or improve real estate, to fund mortgage loans and to purchase other invested assets aggregating $91,909,000, all of which are expected to be funded in 2002. As of December 31, 2001, all of the mortgage loan commitments have interest rates that are fixed.

Off-Balance-Sheet Contingencies-American National is a partner in numerous real estate joint ventures. A number of these joint ventures have long-term debt to third parties. The amount of the outstanding debt at December 31, 2001 totaled approximately $99,000,000. All of the debt is secured by the real estate in the joint ventures, and is non-recourse to the partners in the joint ventures, including American National. Therefore, the maximum loss that American National could sustain if the joint ventures failed to pay the debt is the amount of the investment in the joint ventures, or approximately $33,000,000 at December 31, 2001.

Litigation-In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to discriminatory practices in life insurance pricing and sales practices. A number of these lawsuits have resulted in substantial settlements across the life insurance industry. American National is a defendant in similar lawsuits. Management believes that American National has meritorious legal defenses against these lawsuits. Therefore, no provision for possible losses on these cases has been recorded in the consolidated financial statements.

American National and its subsidiary, Standard Life and Accident Insurance Company are defendants in class action lawsuits alleging fraud and misrepresentation involving the benefits to be paid under certain limited-benefit nursing home policies. Management believes that the companies have meritorious legal defenses against these lawsuits. Therefore, no provision for possible losses on these cases has been recorded in the consolidated financial statements.

American National and its subsidiary American National Life Insurance Company of Texas are defendants in several lawsuits alleging, interalia, improper calculation and/or cancellation of benefits under certain group health contracts. Class action certification in these lawsuits has been requested by the plaintiffs, but has not yet been granted. Management believes that the companies have meritorious legal defenses against these lawsuits. Therefore, no provision for possible losses on these cases has been recorded in the consolidated financial statements.

Based on information currently available, management also believes that amounts ultimately paid, if any, arising from these cases would not have a material effect on the company's results of operations and financial position. However, it should be noted that the frequency of large damage awards, that bear little or no relation to the economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given lawsuit. It is possible that, if the defenses in these lawsuits are not successful, and the judgments are greater than management can anticipate, the resulting liability could have a material impact on the consolidated financial
results.

The companies are also defendants in various other lawsuits concerning alleged failure to honor certain loan commitments, alleged breach of certain agency and real estate contracts, various employment matters, allegedly deceptive insurance sales and marketing practices, and other litigation arising in the ordinary course of operations. Certain of these lawsuits include claims for compensatory and punitive damages. After reviewing these matters with legal counsel, management is of the opinion that the ultimate resultant liability, if any, would not have a material adverse effect on the companies' consolidated financial
position or results of operations. However, these lawsuits are in various stages of development, and future facts and circumstances could result in management changing its conclusions.

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A)

     American National Insurance Company hereby represents that the fees and charges deducted under the contracts described in this pre-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by American National Insurance Company.

                      CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.
     The prospectus consisting of ___ pages.
     Undertaking to file reports.
     Rule 484 undertaking.
     Representation pursuant to Section 26(e)(2)(A).
     Signatures.
     Written Consents

     The following exhibits, corresponding to those required by the instructions as to exhibits in Form N-8B-2:

Exhibit 1 ....      Resolution of the Board of Directors of American National
                    Insurance Company authorizing establishment of American
                    National Variable Life

                    Separate Account (submitted in original registration statement on May 24, 1999)

Exhibit 2 ....      Not Applicable

Exhibit 3(a) ....   Distribution and Administrative Services Agreement
                    (submitted in original registration statement on May 24,
                    1999)

Exhibit 3(b) ....   Not Applicable

Exhibit 3(c) ....   Schedule of Sales Commissions (submitted in pre-effective
                    amendment number one on October 15, 1999)

Exhibit 4 ....      Not Applicable

Exhibit 5 ....      Survivorship Variable Universal Life Insurance Policy with
                    Riders (submitted in original registration statement on May
                    24, 1999)

Exhibit 6(1) ....   Articles of Incorporation of American National Insurance
                    Company (submitted in original registration statement on May
                    24, 1999)

Exhibit 6(2) ....   By-laws of American National Insurance Company (submitted in original registration statement on May 24, 1999)

Exhibit 7 ....      Not Applicable

Exhibit 8(1) ....   Form of American National Investment Accounts, Inc. Fund
                    Participation Agreement (submitted in original registration statement on May 24, 1999)

Exhibit 8(2) ....   Form of Variable Insurance Products Fund Fund Participation
                    Agreement (submitted in original registration statement on May 24, 1999)

Exhibit 8(3) ....   Form of Variable Insurance Products Fund II Fund
                    Participation Agreement (submitted in original registration statement on May 24, 1999)

Exhibit 8(4) ....   Form of Variable Insurance Products Fund III Fund
                    Participation Agreement (submitted in original registration statement on May 24, 1999)

Exhibit 8(5) ....   Form of T. Rowe Price Fund Participation Agreement
                    (submitted in original registration statement on May 24,
                    1999)

Exhibit 9 ....      Not Applicable

Exhibit 10 ....     Application Form (submitted in original registration
                    statement on May 24, 1999)

Exhibit 11 ....     Independent Auditors' Consent

Exhibit 12 ....     Opinion of Counsel

Exhibit 13 ....     Consent of Counsel

Exhibit 14 ....     Actuarial Opinion

Exhibit 15 ....     Actuarial Basis of Payment and Cash Value Adjustment
                    Pursuant to Rule 6e-3(T)(b)(V)(B) (submitted in pre-effective amendment number one on October 15, 1999)

Exhibit 16 ....     Procedures Memorandum Pursuant to Rule 6e-3(T)(b)(12)(iii)
                    (submitted in pre-effective amendment number one on October
                    15, 1999)

Exhibit 27 ....     Financial Data Schedule

     As required by the Securities Act of 1933, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment and has caused this amended registration statement to be signed on its behalf, in the City of Galveston, and the State of Texas on the 30th day of April, 2002.

                               AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT (Registrant)

                                     By:  American National Insurance Company


                                          By: /s/ Robert L. Moody
                                             ----------------------------------
                                               Robert L. Moody,
                                               Chairman of the Board, President
                                               and Chief Executive Officer

                                     AMERICAN NATIONAL INSURANCE COMPANY
                                     (Depositor)


                                     By: /s/ Robert L. Moody
                                        ---------------------------------------
                                          Robert L. Moody,
                                          Chairman of the Board, President
                                          and Chief Executive Officer

attest:

/s/ J. Mark Flippin
- ---------------------------------------
J. Mark Flippin,
Secretary


     As required by the Securities Act of 1933, this amended registration statement has been signed by the following persons in their capacities and on the dates indicated:

Signature                           Title                   Date
---------                           -----                   ----


/s/ Michael W. McCroskey   Executive Vice President         April 30, 2002
------------------------   Investments (Principal           --------------
Michael W. McCroskey       Financial Officer)


/s/ Stephen E. Pavlicek    Senior Vice President and        April 30, 2002
------------------------   Controller                       --------------
Stephen E. Pavlicek        (Principal Accounting Officer)

Signature                      Title                            Date
---------                      -----                            ----


/s/ Robert L. Moody            Chairman of the Board,           April 30, 2002
----------------------------   Director, President and Chief    --------------
Robert L. Moody                Executive Officer


/s/ G. Richard Ferdinandtsen   Director                         April 30, 2002
----------------------------                                    --------------
G. Richard Ferdinandtsen


/s/ Irwin M. Herz, Jr.         Director                         April 30, 2002
----------------------------                                    --------------
Irwin M. Herz, Jr.


/s/ R. Eugene Lucas            Director                         April 30, 2002
----------------------------                                    --------------
R. Eugene Lucas


/s/ E. Douglas McLeod          Director                         April 30, 2002
----------------------------                                     --------------
E. Douglas McLeod


                               Director
----------------------------                                    --------------
Frances Anne Moody


                               Director
----------------------------                                    --------------
Russell S. Moody


                               Director
----------------------------                                    --------------
W. L. Moody, IV


                               Director
----------------------------                                    --------------
James D. Yarbrough